As filed with the Securities and Exchange Commission

on May 1, 2001

Registration No. 333-74295; 811-09253

SECURITIES AND EXCHANGE COMMISSION

      Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 __

Pre-Effective Amendment No. ___ __

Post-Effective Amendment No. 20  X

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 __

Amendment No. 21  X

________________________

WELLS FARGO FUNDS TRUST

(Exact Name of Registrant as specified in Charter)

525 Market Street

San Francisco, CA 94163

(Address of Principal Executive Offices, including Zip Code)

__________________________

Registrant’s Telephone Number, including Area Code: (800) 643-9691

C. David Messman

Wells Fargo Funds Management, LLC

525 Market Street, 12th Floor

San Francisco, CA 94163

(Name and Address of Agent for Service)

With a copy to:

Robert M. Kurucza, Esq.

Marco E. Adelfio, Esq.

Morrison & Foerster LLP

2000 Pennsylvania Ave., N.W.

Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

__ Immediately upon filing pursuant to Rule 485(b), or

__ on _________ pursuant to Rule 485(b)

X 60 days after filing pursuant to Rule 485(a)(1), or

__ on _________ pursuant to Rule 485(a)(1)

__ 75 days after filing pursuant to Rule 485(a)(2), or

__ on ___________pursuant to Rule 485(a)(2)

If appropriate, check the following box:

__ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE

This Post-Effective Amendment No. 20 is being filed to make certain material changes to the Registration Statement of Wells Fargo Funds Trust ("Trust") regarding the conversion of the Outlook Today Fund, Outlook 2010 Fund, Outlook 2020 Fund, Outlook 2030 Fund, and Outlook 2040 Fund (formerly the LifePath Opportunity Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund, respectively) from feeder funds in a master-feeder structure to stand-alone funds, and to make certain other non-material changes to the Registration Statement.

This Post-Effective Amendment does not affect the Registration Statement for any of the Trust’s other funds.

WELLS FARGO FUNDS TRUST

Cross Reference Sheet

Form N-1A Item Number

Part A Prospectus Captions

1     Front and Back Cover Pages

2     Objectives
       Principal Strategies
       Important Risks

3     Summary of Expenses
       Example of Expenses

4      Objectives
        Principal Strategies
        Important Risks
        See Individual Fund Summaries
        General Investment Risks

5     Not applicable

6     Organization and Management of the Funds

7     Your Account
       How to Buy Shares
       How to Sell Shares
       Exchanges
       Dividends and Distributions
       Taxes

8     Distribution Plan
       Exchanges

9     See Individual Fund Summaries

Part B Statement of Additional Information Captions

10    Cover Page and Table of Contents

11    Historical Fund Information
        Cover Page

12     Investment Restrictions
        Additional Investment Policies
        Risk Factors

13     Management

14     Capital Stock

15     Management

16     Portfolio Transactions

17     Capital Stock

18    Determination of Net Asset Value
        Additional Purchase and Redemption Information

19     Federal Income Taxes

20     Management

21     Performance Calculations

22     Financial Information

Part C Other Information

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

WELLS FARGO

FUNDS

Wells Fargo Outlook Funds
Prospectus
Please read this Prospectus and keep it for future

reference. It is designed to provide you with important

information and to help you decide if a Fund’s goals

match your own.

These securities have not been approved or

disapproved by the U.S. Securities and Exchange

Commission ("SEC"), nor has the SEC passed upon

the accuracy or adequacy of this Prospectus. Any

representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of,

or issued, endorsed or guaranteed by Wells Fargo

Bank, N.A. ("Wells Fargo Bank") or any of its

affiliates. Fund shares are NOT insured or guaranteed

by the U.S. Government, the Federal Deposit

Insurance Corporation ("FDIC") or any other

governmental agency. AN INVESTMENT IN A

FUND INVOLVES CERTAIN RISKS, INCLUDING

POSSIBLE LOSS OF PRINCIPAL.

Outlook Today Fund Outlook 2010 Fund Outlook 2020 Fund Outlook 2030 Fund Outlook 2040 Fund Class A, Class B, Class C

July 1

2001

Table of Contents
Outlook Funds

Overview	Objectives and Principal Strategies	1
	Summary of Important Risks	3
This section contains important	Performance History	5
summary information about the	Summary of Expenses	11
Funds.	Key Information	15

The Funds	Outlook Today Fund	16
	Outlook 2010 Fund	16
This section contains important	Outlook 2020 Fund	16
information about the individual	Outlook 2030 Fund	16
Funds.	Outlook 2040 Fund	16
	General Investment Risks	27
	Organization and Management of the Funds	33

Your Investment	A Choice of Share Classes	35
	Reduced Sales Charges	38
Turn to this section for	Exchanges	41
information on how to open an	Your Account	43
account and how to buy, sell and
How to Buy Shares
		44
exchange Fund shares.
How to Sell Shares
		48

Reference	Additional Services and Other Information	49
	Table of Predecessors	51
Look here for additional	Glossary	52
information and term
definitions.

Outlook Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Words appearing in italicized print and highlighted in color are defined in the Glossary.

The Outlook Funds all have the same objective. They are designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors may be willing to accept given their stated investment time horizons. Each Fund is managed for investors planning to retire or to begin to withdraw substantial portions of their investment in the Fund’s target year.

In buying securities for each Fund, Barclays Global Fund Advisors ("BGFA"), the Funds’ investment advisor, does not select individual companies. Instead, BGFA focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to each index appropriate for each individual Fund. Where possible, the Funds buy all the securities that comprise the index. If the index includes too many securities to buy them all, the Funds buy a representative sample. The Funds seek to match the index’s return as closely as possible. The Funds focus on the selection of indexes or asset classes and do not try to avoid individual under-performing securities investments nor do they try to pick individual investments that might outperform the index.
FUND	OBJECTIVE
Outlook Today Fund
Outlook 2010 Fund       Outlook 2020 Fund       Outlook 2030 Fund     Outlook 2040 Fund

The Fund is managed for investors who have retired or who are planning to retire (or planning to begin to withdraw substantial portions of their investment) in the near future.

The Fund is managed for investors who are planning to retire or planning to begin to withdraw substantial portions of their investment approximately in the year 2010.

The Fund is managed for investors who are planning to retire or planning to begin to withdraw substantial portions of their investment approximately in the year 2020.

The Fund is managed for investors who are planning to retire or planning to begin to withdraw substantial portions of their investment approximately in the year 2030.

The Fund is managed for investors who are planning to retire or who begin to withdraw substantial portions of their investment approximately in the year 2040.

This strategy stems from the belief that asset allocation decisions—which index or investment category you choose—matter more to overall investment performance than individual security selection—which stock or bond you choose.

The Outlook Funds pursue a strategy of allocating and reallocating investments among indexes representing stocks and bonds, and in money market instruments to capture returns and reduce risk consistent with a stated investment horizon. Funds with longer time horizons invest more of their assets in stocks to provide capital appreciation over the long term. Funds with shorter time horizons replace some of their stock holdings with bonds and money market instruments to reduce risk and price volatility. Funds with shorter time horizons also have lower expected returns than Funds with longer time horizons.

PRINCIPAL STRATEGIES

We invest in a combination of money market instruments, and fixed-income and equity securities using an asset allocation strategy that is designed to maintain the lowest risk profile of all the Outlook Funds. The Outlook Today Fund continues to allocate a portion of its assets to stocks and bonds in addition to money market instruments, because we believe that most investors are still willing to take some risks in pursuing returns even while drawing on their investments. On average, we expect that we will invest about 20% of this Fund’s assets in stocks, with the rest in bonds and money market instruments.

We invest in a combination of equity and fixed-income securities and money market instruments using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2010. As of the end of the Fund’s last fiscal year, the Outlook 2010 Fund held about 45% of its assets in stocks, 49% of its assets in bonds, and the rest of its assets in money market instruments. As the year 2010 approaches, the Fund will increasingly resemble the Outlook Today Fund.

We invest in a combination of equity and fixed-income securities and money market instruments using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2020. As of the end of the Fund’s last fiscal year, the Outlook 2020 Fund held about 67% of its assets in stocks, 29% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity and fixed-income securities and money market instruments using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2030. As of the end of the Fund’s last fiscal year, the Outlook 2030 Fund held about 83% of its assets in stocks, 15% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity and fixed-income securities and money market instruments using an asset allocation strategy designed to produce high total return for investors expecting to retire around the year 2040. As of the end of the Fund’s last fiscal year, the Outlook 2040 Fund held about 98% of its assets in stocks, 1% of its assets in bonds, and a small portion of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

Summary of Important Risks

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. All are important to your investment choice. Additional information about these and other risks is included in:

the individual Fund Descriptions later in this Prospectus;

under the "General Investment Risks" section beginning on page 27; and

in the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.

COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities; and the longer time horizon Funds, such as the Outlook 2030 and Outlook 2040 Funds, invest a majority of their assets in equity securities. This type of investment is subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline more than the overall market. Stocks of smaller or medium-sized companies tend to be more volatile and less liquid than those of larger companies.

Debt Securities

The Funds invest in debt securities, such as notes and bonds; and the shorter time horizon funds, such as the Outlook Today and Outlook 2010 Funds, invest a majority of their assets in debt securities, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates, may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Foreign Investments

The Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

COMMON RISKS FOR THE FUNDS (Continued)

Asset Allocation Models

We use investment models that seek undervalued asset classes. There is no guarantee that the models will make accurate determinations or that an asset class will perform as expected. We may incur a higher than average portfolio turnover resulting from allocation shifts recommended by the models. Portfolio turnover can result in increased transaction costs and may trigger capital gains.

Performance History

The Funds in this Prospectus were formerly feeder funds in a master/feeder arrangement, whereby each Fund invested all of its assets in a corresponding "master" fund with a substantially identical investment objective and investment strategies. As of June 23, 2001, the Funds became stand-alone funds that invest directly in a portfolio of securities. The information shown below and in the financial highlights for each of the Funds reflects the activity of the Fund when it was a feeder in a master/feeder arrangement.

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund’s returns over time. Each Fund’s average annual returns since inception and for one- and, five-year periods are compared to the performance of several appropriate broad-based indexes.

Please remember that past performance is no guarantee of future results.

Outlook Today Fund Class A Calendar Year Returns (%)*

95’ 17.16

96’ 6.04

97’ 10.43

98’ 10.14

99’ 4.50

Best Qtr.: Q2 ’97 • 5.62% Worst Qtr.: Q2 ‘99 • -0.49%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2000 was 1.48%.
Average annual total returns (%)[1]
			Since
for the period ended 12/31/99	1 year	5 year	Inception

Class A (Incept. 3/1/94)	-1.53	8.28	6.70

Class B (Incept. 8/1/98)[2]	-0.94	8.76	7.14

Class C (Incept. 12/1/98)[2]	2.95	9.01	7.24

S&P 500 Index[3]	21.03	28.54	24.17

LB Aggregate Bond Index[4]	-0.82	7.73	6.13

MFR Taxable Retail Money Market Fund Average	4.52	5.44	5.32

1 Returns shown reflect applicable sales charges.

2 Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.

3 S&P 500 is a registered trademark of Standard & Poor’s.

4 Lehman Brothers Aggregate Bond Index.

Outlook 2010 Fund Class A Calendar Year Returns (%)*

95’ 23.56

96’ 10.50

97’ 16.27

98’ 15.67

99’ 9.10

Best Qtr.: Q4 ‘98 • 9.99% Worst Qtr.: Q3 ‘98 • -3.57%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2000 was 1.79%.
Average annual total returns (%)[1]
			Since
for the period ended 12/31/99	1 year	5 year	Inception

Class A (Incept. 3/1/94)	2.80	13.56	11.19

Class B (Incept. 3/1/97)[2]	3.62	14.06	11.63

Class C (Incept. 12/1/98)[2]	7.50	14.28	11.71

S&P 500 Index[3]	21.03	28.54	24.17

MSCI/EAFE Index[4]	27.30	13.15	11.15

LB Aggregate Bond Index[5]	-0.82	7.73	6.13

MFR Taxable Retail Money Market Fund Average	4.52	5.44	5.32

1 Returns shown reflect applicable sales charges.

2 Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.

3 S&P 500 is a registered trademark of Standard & Poor’s.

4 Morgan Stanley Capital International/Europe, Australasia and Far East Index.

5 Lehman Brothers Aggregate Bond Index.

Performance History

Outlook 2020 Fund Class A Calendar Year Returns (%)*

95’ 27.13

96’ 13.21

97’ 20.90

98’ 19.59

99’ 13.72

Best Qtr.: Q4 ’98 • 14.48% Worst Qtr.: Q3 ’98 • -6.81%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2000 was 2.10%.
Average annual total returns (%)[1]
			Since
for the period ended 12/31/99	1 year	5 year	Inception

Class A (Incept. 3/1/94)	7.15	17.40	14.46

Class B (Incept. 3/1/97)[2]	8.18	17.98	14.95

Class C (Incept. 12/1/98)[2]	12.13	18.17	15.02

S&P 500 Index[3]	21.03	28.54	24.17

MSCI/EAFE Index[4]	27.30	13.15	11.15

LB Aggregate Bond Index[5]	-0.82	7.73	6.13

MFR Taxable Retail Money Market Fund Average	4.52	5.44	5.32

1 Returns shown reflect applicable sales charges.

2 Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.

3 S&P 500 is a registered trademark of Standard & Poor’s.

4 Morgan Stanley Capital International/Europe, Australasia and Far East Index.

5 Lehman Brothers Aggregate Bond Index.

Outlook 2030 Fund Class A Calendar Year Returns (%)*

95’ 30.76

96’ 15.32

97’ 24.14

98’ 22.40

99’ 16.46

Best Qtr.: Q4 ‘98 • 17.93% Worst Qtr.: Q3 ’98 • -9.23%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2000 was 2.57%.
Average annual total returns (%)[1]
			Since
for the period ended 12/31/99	1 year	5 year	Inception

Class A (Incept. 3/1/94)	9.74	20.25	16.78

Class B (Incept. 3/1/97)[2]	10.86	20.83	17.25

Class C (Incept. 12/1/98)[2]	14.77	20.99	17.30

S&P 500 Index[3]	21.03	28.54	24.17

MSCI/EAFE Index[4]	27.30	13.15	11.15

LB Aggregate Bond Index[5]	-0.82	7.73	6.13

1 Returns shown reflect applicable sales charges.

2 Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.

3 S&P 500 is a registered trademark of Standard & Poor’s.

4 Morgan Stanley Capital International/Europe, Australasia and Far East Index.

5 Lehman Brothers Aggregate Bond Index.

Performance History

Outlook 2040 Fund Class A Calendar Year Returns (%)*

95’ 32.21

96’ 18.41

97’ 26.49

98’ 25.17

99’ 21.02

Best Qtr.: Q4 ’98 • 21.54% Worst Qtr.: Q3 ’98 • -11.63%

* Returns do not reflect sales charges. If they did, returns would be lower. The Fund’s year-to-date performance through March 31, 2000 was 2.50%.
Average annual total returns (%)[1]
			Since
for the period ended 12/31/99	1 year	5 year	Inception

Class A (Incept. 3/1/94)	14.03	23.10	19.34

Class B (Incept. 3/1/97)[2]	15.41	23.69	19.82

Class C (Incept. 7/1/98)[2]	19.41	23.86	19.89

S&P 500 Index[3]	21.03	28.54	24.17

MSCI/EAFE Index[4]	27.30	13.15	11.15

LB Aggregate Bond Index[5]	-0.82	7.73	6.13

1 Returns shown reflect applicable sales charges.

2 Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’s fees and expenses.

3 S&P 500 is a registered trademark of Standard & Poor’s.

4 Morgan Stanley Capital International/Europe, Australasia and Far East Index.

5 Lehman Brothers Aggregate Bond Index.

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Outlook Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.
SHAREHOLDER FEES

	All Funds	All Funds	All Funds

	CLASS A	CLASS B	CLASS C

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None

Maximum deferred sales charge (load) (as a percentage of the lower of the net asset value ("NAV") at purchase or the NAV at redemption)	None[1]	5.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

	Outlook Today Fund			Outlook 2010 Fund

	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C

Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution (12b-1) Fees	0.25%	0.75%	0.75%	0.25%	0.75%	0.75%
Other Expenses[2]	0.72%	0.68%	0.63%	0.64%	0.66%	0.62%

TOTAL ANNUAL FUND OPERATING EXPENSES	1.52%	1.98%	1.93%	1.44%	1.96%	1.92%

Fee Waivers	0.22%	0.18%	0.13%	0.14%	0.16%	0.12%

NET EXPENSES[3]	1.30%	1.80%	1.80%	1.30%	1.80%	1.80%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "A Choice of Share Classes" for further information. All other Class A shares will not have a CDSC.

2 Other expenses are based on estimated amounts for the current fiscal year.

3 The administrator has committed through June 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown.

Summary of Expenses

Outlook 2020 Fund			Outlook 2030 Fund			Outlook 2040 Fund

CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C

0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
0.25%	0.75%	0.75%	0.25%	0.75%	0.75%	0.25%	0.75%	0.75%
0.59%	0.64%	0.61%	0.61%	0.69%	0.77%	0.74%	0.87%	0.73%

1.39%	1.94%	1.91%	1.41%	1.99%	2.07%	1.54%	2.17%	2.03%

0.09%	0.14%	0.11%	0.11%	0.19%	0.27%	0.24%	0.37%	0.23%

1.30%	1.80%	1.80%	1.30%	1.80%	1.80%	1.30%	1.80%	1.80%

Outlook Funds

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:
	Outlook Today Fund			Outlook 2010 Fund

	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C

1 YEAR	$ 700	$ 683	$ 283	$ 700	$ 683	$ 283
3 YEARS	$1,007	$ 904	$ 594	$ 991	$ 900	$ 591
5 YEARS	$1,337	$1,251	$1,030	$1,304	$1,242	$1,026
10 YEARS	$2,266	$2,118	$2,243	$2,189	$2,075	$2,234

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you do NOT redeem your shares at the end of each period:
	Outlook Today Fund			Outlook 2010 Fund

	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C

1 YEAR	$ 700	$ 183	$ 183	$ 700	$ 183	$ 183
3 YEARS	$1,007	$ 604	$ 594	$ 991	$ 600	$ 591
5 YEARS	$1,337	$1,051	$1,030	$1,304	$1,042	$1,026
10 YEARS	$2,266	$2,118	$2,243	$2,189	$2,075	$2,234

Summary of Expenses

Outlook 2020 Fund			Outlook 2030 Fund			Outlook 2040 Fund

CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C

$ 700	$ 683	$ 283	$ 700	$ 683	$ 283	$ 700	$ 683	$ 283
$ 981	$ 896	$ 589	$ 985	$ 906	$ 623	$1,011	$ 944	$ 614
$1,284	$1,234	$1,021	$1,292	$1,255	$1,089	$1,345	$1,331	$1,072
$2,140	$2,044	$2,224	$2,160	$2,082	$2,379	$2,285	$2,239	$2,340

Outlook 2020 Fund			Outlook 2030 Fund			Outlook 2040 Fund

CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C	CLASS A	CLASS B	CLASS C

$ 700	$ 183	$ 183	$ 700	$ 183	$ 183	$ 700	$ 183	$ 183
$ 981	$ 596	$ 589	$ 985	$ 606	$ 623	$1,011	$ 644	$ 614
$1,284	$1,034	$1,021	$1,292	$1,055	$1,089	$1,345	$1,131	$1,072
$2,140	$2,044	$2,224	$2,160	$2,082	$2,379	$2,285	$2,239	$2,340

Key Information

Key Terms

An "asset class" is a broad category of investments such as "bonds" or "equities." "Allocation" refers to the distribution of portfolio assets among two or more asset classes. The Funds offered in this Prospectus are managed using a computer model that recommends the allocation of assets according to a Fund’s investment objective and risk tolerance.

In this Prospectus, "we" generally means Wells Fargo Funds Trust (the "Trust"), or BGFA, the Funds’ investment advisor. "We" may also refer to the Funds’ other service providers. "You" means the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tell you:

  what the Fund is trying to achieve;
  how we intend to invest your money; and

  what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an on-going basis.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

Words appearing in italicized print and highlighted in color are defined in the Glossary.

Outlook Funds

Investment Objectives

Each Fund seeks to provide investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. Investors are encouraged to select a particular Outlook Fund based on their investment time horizon. Specifically:

  Outlook Today Fund is managed for investors who have retired or who are planning to retire (or planning to begin to withdraw substantial portions of their investment) in the near future.
  Outlook 2010 Fund is managed for investors who are planning to retire or who begin to withdraw substantial portions of their investment approximately in the year 2010.
  Outlook 2020 Fund is managed for investors who are planning to retire or planning to begin to withdraw substantial portions of their investment approximately in the year 2020.
  Outlook 2030 Fund is managed for investors who are planning to retire or planning to begin to withdraw substantial portions of their investment approximately in the year 2030.
  Outlook 2040 Fund is managed for investors who are planning to retire or planning to begin to withdraw substantial portions of their investment approximately in the year 2040.

Investment Strategies

The Funds were the first funds of their kind to offer a flexible investment strategy designed to change over specific time horizons. Typically, long-term investment goals are pursued with a more aggressive mix of equities and fixed-income securities than short-term goals. The allocation of each Fund gradually grows more conservative as the year in the Fund’s title approaches. You are encouraged to choose the Fund whose title year most closely matches the year during which you expect to begin regularly redeeming shares.

Keep in mind, however, that the year in each Fund’s title also serves as a guide to the relative risk exposure of each Fund, where the Outlook 2040 Fund has the most aggressive asset allocation and the Outlook Today Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the Outlook 2040 Fund, for example, even if you do not expect to retire for another forty years. Conversely, you may feel comfortable choosing a more aggressive Fund for a near-term investment goal.

We allocate and reallocate assets among a wide range of indexes representing U.S. and international common stocks, fixed-income securities and money market instruments according to the recommended mix suitable for each Fund’s risk level. Under normal conditions, the Outlook Today Fund will typically invest 80% of its assets in fixed-income classes and up to 20% in equities as it seeks stable income production and reduced volatility.1 The more aggressive Funds may invest in up to 100% stocks, but as their title year approaches, their allocation will increasingly resemble the current allocation of the Outlook Today Fund.

1 Subject to obtaining various approvals, these percentages are expected to become at least 65% of Fund assets in fixed-income classes and up to 35% in equities.

Outlook Funds

The Outlook Today Fund seeks to maximize total return consistent with assuming the lowest risk of any Outlook series. The Fund also follows an asset allocation strategy among three broad investment classes: equity and debt securities of domestic and foreign issuers and cash in the form of money market instruments. However, unlike the remaining Outlook Funds with target dates, the Outlook Today Fund does not reduce its investment risk through time. Instead, the Fund is expected to have a long-term average mix of approximately 20% equity securities, with the remainder in AAA-rated debt securities and money market instruments. In the same manner as all Outlook Funds, the Outlook Today Fund employs a tactical asset allocation component, which may alter the investment mix to account for changing expected risks and opportunities. When other Outlook Funds reach their target date, it is expected that shareholders will be asked to approve combining such Funds with the Outlook Today Fund.

Model-Driven Decisions

The Fund’s assets are allocated across investment groups according to a sophisticated mathematical model that was developed in 1993 and is continually refined. BGFA’s investment professionals conduct on-going research to enhance the model and to ensure that it is keeping pace with the world’s constantly changing financial markets. Using this model, BGFA gains a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of such models.

Asset Allocation Decisions

In buying securities for each Fund, the investment model does not select individual companies. Instead, the model selects a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The model then allocates a portion of each Fund’s assets to each index appropriate for each individual Fund. Where possible, each Fund will buy all the securities that comprise the recommended index. If the index includes too many securities to buy them all, or if a Fund’s recommended asset allocation is not large enough to buy all the securities of an index, the Fund will buy a representative sample. Each Fund seeks to match the index’s return as closely as possible. The model focuses on the selection of indexes or asset classes and does not try to avoid individual under-performing securities investments nor does it try to pick individual investments that might outperform the index.

This strategy stems from the belief that asset allocation decisions—which index or investment category you choose—matter more to overall investment performance than individual security selection—which stock or bond you choose.

Risk Tolerance

Two general rules of investing have shaped the Funds’ strategies:

  Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment’s potential return, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.
  The longer an investor’s time horizon, the greater their risk tolerance. Their investments have more time to recoup their losses.

The Funds with longer time horizons take more risks. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its time horizon, and its investors have less time to recover from market declines, the Funds systematically reduce the level of risk. This systematic shift toward more stable investments should help secure the value of your Outlook investment as the time nears for you to begin drawing on it.

BGFA does not limit its analysis to long-term expectations. The investment models also take into account short-term market conditions. If conditions in a market have increased risk levels of an investment type or index to a point that its risk outweighs its expected returns, the model will not allocate as much of a Fund’s assets to it as it otherwise might. Conversely, the model may reduce a Fund’s allocation, even when risks have not increased, because an investment type’s or index’s expected return has fallen. This usually happens because prices in a market have risen so high that the potential for further gain appears limited.

After a Fund Reaches its Time Horizon

By the time a Fund reaches the decade identified by its name, it has reached its least aggressive state in terms of building capital. This does not mean that it invests exclusively in money market instruments. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, the Fund continues to allocate a portion of its assets to stocks and bonds, in addition to money market instruments. On average, BGFA expects that about 20% of the Fund’s assets will be invested in stocks, with the remainder in AAA-rated debt securities and money market instruments. (See note 1 on page 16 above.)

Permitted Investments

We seek exposure to U.S. and foreign equity markets by investing in securities of one or more of the following stock indexes as closely as possible:

  The S&P/BARRA Value Stock Index, which consists primarily of large-capitalization of U.S. stocks with lower than average price-to-book ratios;
  The S&P/BARRA Growth Stock Index, which consists primarily of large-capitalization U.S. stocks with higher than average price-to-book ratios;
  The Intermediate Capitalization Value Index, which consists primarily of medium-capitalization U.S. stocks with lower than average price-to-book ratios;
  The Intermediate Capitalization Growth Index, which consists primarily of medium-capitalization U.S. stocks with higher than average price-to-book ratios;
  The Intermediate Capitalization Utility Stock Index, which consists primarily of medium-capitalization U.S. utility stocks;
  The Micro Capitalization Market Index, which consists primarily of small-capitalization U.S. stocks;
  The Small Capitalization Value Stock Index, which consists primarily of small-capitalization U.S. stocks with lower than average price-to-book ratios;
  The Small Capitalization Growth Stock Index, which consists primarily of small-capitalization U.S. stocks with higher than average price-to-book ratios;
  The Morgan Stanley Capital International Japan Index, consisting primarily of large-capitalization Japanese stocks; and
  The Morgan Stanley Capital International/Europe, Australasia, Far East ex-Japan Index, consisting primarily of non-Japanese foreign stocks.

Outlook Funds

We seek exposure to the U.S. fixed-income markets by investing in securities representative of one or more of the following indexes:

  The Lehman Brothers Long-Term Government Bond Index, which consists of all U.S. Government bonds with maturities of at least ten years;
  The Lehman Brothers Intermediate-Government Bond Index, which consists of all U.S. Government bonds with maturities of less than ten years but more than one year;
  The Lehman Brothers Long-Term Corporate Bond Index, which consists of all investment-grade U.S. corporate bonds with maturities of at least ten years;
  The Lehman Brothers Intermediate-Term Corporate Bond Index, which consists of all investment-grade U.S. corporate bonds with maturities of less than ten years but more than one year;
  The Lehman Brothers Mortgage-Backed Securities Index, which consists of all fixed-coupon mortgage pass-throughs issued by or backed by the U.S. Government or its agencies.

We seek foreign debt market exposure through investment in securities representative of the Solomon Brothers Non-U.S. World Government Bond Index, which consists of a range of foreign government bonds with maturities of greater than one year.

We also invest in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

In addition, under normal market conditions, we may invest in call and put options on stock indexes, stock index futures, options on stock index futures, and in interest rate and index futures contracts as a substitute for a comparable market position in stocks.

We are not required to keep a minimum investment in any of the asset classes, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time.

We may from time to time take temporary defensive positions that are inconsistent with a Fund’s principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund’s objective.

Portfolio Allocations

As of February 28, 2001, each Fund’s asset weighting was as follows:
OUTLOOK
TODAY	OUTLOOK	OUTLOOK	OUTLOOK	OUTLOOK
ASSET CLASS
FUND	2010 FUND	2020 FUND	2030 FUND	2040 FUND
Money Market Instruments
14%	6%	4%	2%	1%
Bonds
65%	49%	29%	15%	1%
Stocks of Largest U.S. Companies
10%	29%	46%	56%	68%
Stocks of all other U.S. Companies
5%	5%	6%	7%	10%
Stocks Trading Outside the U.S.
6%	11%	15%	20%	20%

Portfolio Management

The Funds are managed by a team of advisors who, using the allocation models, jointly make investment decisions for the Funds.

Important Risk Factors

We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the investment model. Foreign obligations may entail additional risks. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual issue.

You should consider the "Summary of Important Risks" section on page 3; the "General Investment Risks" section beginning on page 27; and the specific risks listed here. They are all important to your investment choice.

Outlook Funds

This table is intended to help you understand each Fund’s financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on investment in a Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and each Fund’s financial statements, is available upon request in the Funds’ annual report.

For all periods shown, the Funds were feeder funds in a master/feeder arrangement. The financial performance of each Fund reflects the financial performance of the master fund.
	OUTLOOK TODAY FUND CLASS A SHARES—COMMENCED ON MARCH 1, 1994					CLASS B SHARES COMMENCED ON AUGUST 1, 1998
	Feb. 29,	Feb. 28,	Feb. 28,	Feb. 28,	Feb. 29,	Feb. 29,	Feb. 28,
For the period ended:	2000	1999	1998	1997	1996	2000	1999
Net asset value, beginning of period	$ 10.52	$ 10.83	$ 10.71	$ 10.64	$ 9.92	$10.61	$10.91
Income from investment operations:

Net investment income (loss)
	0.38	0.36	0.43	0.42	0.40	0.27	0.07
Net realized and unrealized gain (loss)

on investments
	0.09	0.32	0.81	0.28	0.86	0.14	0.29

Total from investment operations
	0.47	0.68	1.24	0.70	1.26	0.41	0.36

Less distributions:

Dividends from net investment income
	(0.36)	(0.37)	(0.44)	(0.42)	(0.41)	(0.25)	(0.04)
Distributions from net realized capital gain
	(0.33)	(0.62)	(0.68)	(0.21)	(0.13)	(0.33)	(0.62)

Total from distributions
	(0.69)	(0.99)	(1.12)	(0.63)	(0.54)	(0.58)	(0.66)

Net asset value, end of period
	$ 10.30	$ 10.52	$ 10.83	$ 10.71	$ 10.64	$10.44	$10.61

Total return[1]
	4.47%	6.40%	11.99%	6.74%	12.98%	3.87%	3.35%

Ratios/supplemental data:

Net assets, end of period (000s)
	$44,801	$56,986	$67,909	$84,949	$100,070	$6,457	$3,161

Ratios to average net assets:[2]

Ratio of expenses to average net assets
	1.30%	1.25%	1.20%	1.20%	1.20%	1.80%	1.70%
Ratio of net investment income (loss) to

average net assets
	3.29%	3.27%	3.83%	3.93%	4.00%	2.76%	2.24%

Portfolio turnover[4]
	55%	66%	39%	108%	84%	55%	66%

Ratio of expenses to average net assets prior

to waived fees and reimbursed expenses[2,5]

	1.45%	1.31%	N/A	N/A	N/A	2.17%	3.01%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.

2 Ratios include income earned and expenses charged to the Master Portfolio. Ratios shown for periods of less than one year are annualized.

3 Distribution was less than $.01 per share.

4 The Portfolio turnover rate reflects activity by the Master Portfolio.

5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Financial Highlights

CLASS C SHARES COMMENCED ON DECEMBER 1,1998		OUTLOOK 2010 FUND CLASS A SHARES—COMMENCED ON MARCH 1, 1994					CLASS B SHARES— COMMENCED ON MARCH 1, 1997			CLASS C SHARES— COMMENCED ON DECEMBER 1,1998

Feb. 29,	Feb. 28,	Feb. 29,	Feb. 28,	Feb. 28,	Feb. 28,	Feb. 29,	Feb. 29,	Feb. 28,	Feb. 28,	Feb. 29,	Feb. 28,
2000	1999	2000	1999	1998	1997	1996	2000	1999	1998	2000	1999

$10.62	$11.24	$13.27	$13.16	$12.20	$11.42	$9.99	$13.25	$13.10	$12.02	$13.29	$13.98

0.29	0.04	0.34	0.32	0.36	0.34	0.32	0.25	0.22	0.19	0.21	0.04

0.12	(0.04)	0.66	0.94	1.82	0.95	1.58	0.68	0.97	1.88	0.72	0.09

0.41	0.00	1.00	1.26	2.18	1.29	1.90	0.93	1.19	2.07	0.93	0.13

(0.26)	(0.01)	(0.34)	(0.33)	(0.38)	(0.34)	(0.33)	(0.25)	(0.22)	(0.15)	(0.20)	0.00[3]
(0.33)	(0.61)	(1.05)	(0.82)	(0.84)	(0.17)	(0.14)	(1.05)	(0.82)	(0.84)	(1.05)	(0.82)

(0.59)	(0.62)	(1.39)	(1.15)	(1.22)	(0.51)	(0.47)	(1.30)	(1.04)	(0.99)	(1.25)	(0.82)

$10.44	$10.62	$12.88	$13.27	$13.16	$12.20	$11.42	$12.88	$13.25	$13.10	$12.97	$13.29

3.91%	0.02%	7.50%	9.91%	18.45%	11.60%	19.40%	6.96%	9.30%	17.64%	6.91%	1.11%

$7,243	$4,758	$89,056	$89,543	$89,659	$82,971	$67,178	$29,937	$18,158	$6,248	$5,364	$675

1.80%	1.76%	1.30%	1.25%	1.20%	1.20%	1.20%	1.80%	1.76%	1.70%	1.80%	1.76%

2.77%	2.27%	2.45%	2.42%	2.85%	3.16%	3.06%	1.93%	1.90%	2.15%	1.88%	2.04%

55%	66%	49%	38%	46%	73%	39%	49%	38%	46%	49%	38%

2.13%	2.66%	1.39%	1.28%	N/A	N/A	N/A	1.94%	1.84%	N/A	2.52%	7.72%

Outlook Funds

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on investment in Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and each Fund’s financial statements, is available upon request in the Funds’ annual report.

For all periods shown, the Funds were feeder funds in a master/feeder arrangement. The financial performance of each Fund reflects the financial performance of the master fund.

FOR A SHARE OUTSTANDING
	OUTLOOK 2020 FUND
	CLASS A SHARES—COMMENCED
	ON MARCH 1, 1994
	Feb. 29,		Feb. 28,	Feb. 28,	Feb. 28,	Feb. 29,
For the period ended:
	2000		1999	1998	1997	1996

Net asset value, beginning of period
	$14.91	$		$12.98	$11.98	$10.17

Income from investment operations:

Net investment income (loss)
	0.24		0.24	0.28	0.27	0.27
Net realized and unrealized gain (loss)

on investments
	1.33		1.47	2.73	1.43	2.03

Total from investment operations
	1.57		1.71	3.01	1.70	2.30

Less distributions:

Dividends from net investment income
	(0.24)		(0.25)	(0.29)	(0.28)	(0.28)
Distributions from net realized capital gain
	(1.46)		(1.25)	(1.00)	(0.42)	(0.21)

Total from distributions
	(1.70)		(1.50)	(1.29)	(0.70)	(0.49)

Net asset value, end of period
	$14.78		$14.91	$14.70	$12.98	$11.98

Total return[1]
	10.45%		12.02%	23.97%	14.65%	22.94%

Ratios/supplemental data:

Net assets, end of period (000s)
	$176,460		$165,584	$166,198	$146,226	$122,488

Ratios to average net assets:[2]

Ratio of expenses to average net assets
	1.30%		1.25%	1.20%	1.20%	1.20%
Ratio of net investment income (loss) to

average net assets
	1.52%		1.61%	2.05%	2.33%	2.45%

Portfolio turnover[4]
	43%		36%	41%	61%	49%

Ratio of expenses to average net assets prior

to waived fees and reimbursed expenses[2,5]

	1.33%		1.26%	N/A	N/A	N/A

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.

2 Ratios include income earned and expenses charged to the Master Portfolio. Ratios shown for periods of less than one year are annualized.

3 Distribution was less than $.01 per share.

4 The Portfolio Turnover Rate reflects activity by the Master Portfolio.

5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Financial Highlights

CLASS B SHARES			CLASS C SHARES—		OUTLOOK 2030 FUND
COMMENCED ON			COMMENCED ON		CLASS A SHARES—COMMENCED
MARCH 1, 1997			DECEMBER 1, 1998		ON MARCH 1, 1994

Feb. 29,	Feb. 28,	Feb. 28,	Feb. 29,	Feb. 28,	Feb. 29,	Feb. 28,	Feb. 28,	Feb. 28,	Feb. 29,
2000	1999	1998	2000	1999	2000	1999	1998	1997	1996

$14.79	$14.55	$12.79	$14.82	$15.82	$17.15	$16.51	$13.83	$12.34	$10.17

0.15	0.15	0.14	0.11	0.01	0.17	0.18	0.23	0.22	0.21

1.33	1.48	2.74	1.37	0.22	2.03	1.93	3.54	1.83	2.45

1.48	1.63	2.88	1.48	0.23	2.20	2.11	3.77	2.05	2.66

(0.15)	(0.15)	(0.12)	(0.10)	0.00[3]	(0.17)	(0.19)	(0.23)	(0.23)	(0.22)
(1.46)	(1.24)	(1.00)	(1.46)	(1.23)	(2.22)	(1.28)	(0.86)	(0.33)	(0.27)

(1.61)	(1.39)	(1.12)	(1.56)	(1.23)	(2.39)	(1.47)	(1.09)	(0.56)	(0.49)

$14.66	$14.79	$14.55	$14.74	$14.82	$16.96	$17.15	$16.51	$13.83	$12.34

9.90%	11.56%	23.05%	9.87%	1.70%	12.63%	13.25%	28.01%	17.01%	26.53%

$47,472	$28,467	$12,129	$3,009	$192	$140,867	$134,008	$126,131	$101,078	$83,012

1.80%	1.76%	1.70%	1.80%	1.71%	1.30%	1.23%	1.20%	1.20%	1.20%

1.02%	1.04%	1.33%	0.92%	0.76%	0.96%	1.07%	1.50%	1.81%	1.92%

43%	36%	41%	43%	36%	26%	19%	27%	42%	39%

1.95%	1.84%	N/A	3.28%	52.02%	1.37%	1.26%	N/A	N/A	N/A

Outlook Funds

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on investment in a Fund (assuming reinvestment of all distributions). KPMG LLP audited this information which, along with its report and each Fund’s financial statements, is available upon request in the Funds’ annual report.

For all periods shown, the Funds were feeder funds in a master/feeder arrangement. The financial performance of each Fund reflects the financial performance of the master fund.

FOR A SHARE OUTSTANDING

	OUTLOOK 2030 FUND			CLASS C SHARES—
	CLASS B SHARES—COMMENCED			COMMENCED ON
	ON MARCH 1, 1997			DECEMBER 1, 1998

	Feb. 29,	Feb. 28,	Feb. 28,	Feb. 29,	Feb. 28,
	2000	1999	1998	2000	1999
For the period ended:

Net asset value, beginning of period
	$16.93	$16.28	$13.63	$16.94	$17.89

Income from investment operations:

Net investment income (loss)
	0.08	0.09	0.10	0.06	0.00
Net realized and unrealized gain (loss) on investments
	2.01	1.92	3.50	2.01	0.31

Total from investment operations
	2.09	2.01	3.60	2.07	0.31

Less distributions:

Dividends from net investment income
	(0.08)	(0.10)	(0.09)	(0.05)	0.00[3]
Distributions from net realized capital gain
	(2.22)	(1.26)	(0.86)	(2.22)	(1.26)

Total from distributions
	(2.30)	(1.36)	(0.95)	(2.27)	(1.26)

Net asset value, end of period
	$16.72	$16.93	$16.28	$16.74	$16.94

Total return[1]
	12.13%	12.64%	26.93%	12.05%	1.98%

Ratios/supplemental data:

Net assets, end of period (000s)
	$36,406	$25,206	$12,469	$1,293	$92

Ratios to average net assets: [2]

Ratio of expenses to average net assets
	1.80%	1.75%	1.70%	1.80%	1.73%
Ratio of net investment income (loss) to average net assets
	0.44%	0.52%	0.76%	0.36%	0.16%

Portfolio turnover rate[4]
	26%	19%	27%	26%	19%

Ratio of expenses to average net assets prior to waived fees and reimbursed expenses[2,5]
	1.98%	1.84%	N/A	5.37%	72.87%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.

2 Ratios include income earned and expenses charged to the Master Portfolio.

3 Distribution was less than $.01 per share.

4 The Portfolio Turnover Rate reflects activity by the Master Portfolio.

5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

Financial Highlights

OUTLOOK 2040 FUND					CLASS B SHARES—			CLASS C SHARES
CLASS A SHARES—COMMENCED					COMMENCED ON			COMMENCED ON
ON MARCH 1, 1994					MARCH 1, 1997			JULY 1, 1998

Feb. 29,	Feb. 28,	Feb. 28,	Feb. 28,	Feb. 29,	Feb. 29,	Feb. 28,	Feb. 28,	Feb. 29,	Feb. 28,
2000	1999	1998	1997	1996	2000	1999	1998	2000	1999

$17.87	$17.07	$14.50	$12.84	$10.37	$17.52	$16.76	$14.29	$17.53	$18.01

0.05	0.08	0.13	0.16	0.15	(0.04)	(0.01)	0.03	(0.04)	(0.01)
2.78	2.39	4.17	2.35	2.82	2.73	2.33	4.06	2.72	1.08

2.83	2.47	4.30	2.51	2.97	2.69	2.32	4.09	2.68	1.07

(0.05)	(0.08)	(0.14)	(0.16)	(0.16)	0.00	(0.01)	(0.03)	0.00	0.00
(1.87)	(1.59)	(1.59)	(0.69)	(0.34)	(1.87)	(1.55)	(1.59)	(1.87)	(1.55)

(1.92)	(1.67)	(1.73)	(0.85)	(0.50)	(1.87)	(1.56)	(1.62)	(1.87)	(1.55)

$18.78	$17.87	$17.07	$14.50	$12.84	$18.34	$17.52	$16.76	$18.34	$17.53

15.65%	14.98%	30.66%	20.17%	28.91%	15.07%	14.37%	29.47%	15.07%	6.40%

$306,002	$261,808	$248,195	$189,560	$142,738	$93,757	$63,395	$30,754	$6,095	$3,096

1.30%	1.25%	1.20%	1.20%	1.20%	1.80%	1.75%	1.70%	1.80%	1.71%
0.24%	0.42%	0.82%	1.22%	1.29%	(0.28%)	(0.12%)	0.08%	(0.30%)	(0.39%)

29%	19%	34%	48%	29%	29%	19%	34%	29%	19%

1.36%	1.26%	N/A	N/A	N/A	1.95%	1.78%	N/A	2.55%	4.71%

General Investment Risks

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the "Summary of Important Risks" section on page 3. Other risks of mutual fund investing include the following:

  Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.
  We cannot guarantee that a Fund will meet its investment objective.
  We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.
  Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.
  Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.
  An investment in a single Fund, by itself, does not constitute a complete investment plan.
  The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.
  The Funds may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.
  The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). These are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government’s guarantee does not extend to the Funds themselves. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

Investment practices and relative risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Diplomatic Risk—The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

Emerging Market Risk—Emerging markets investing presents special risks, including those arising because emerging markets tend to be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Experience Risk—The risk that insufficient experience exists to forecast how a new or innovative security’s value might be affected by various market events or economic conditions.

Foreign Investment Risk—Foreign investments are subject to various additional risks, including potentially less liquidity and greater price volatility. Additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial, and other operational risks.

Information Risk—The risk that information about a security is either unavailable, incomplete or inaccurate.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

General Investment Risks

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitments or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk—The risk that political actions, events or instability may be unfavorable for investments made in a particular nation’s or region’s industry, government or markets.

Prepayment Risk—The risk that prepayment rates on mortgage loans or other receivables will be lower or greater than expected, which can alter the duration of a mortgage-backed security, increase interest-rate risk, and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above and under "Summary of Important Risks", you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Statement of Additional Information for more information on these practices.

Remember each Fund is designed to meet different investment needs and objectives.

ALL FUNDS

INVESTMENT PRACTICE
PRINCIPAL RISK(S)

Borrowing Policies

The ability to borrow money for temporary purposes (e.g. to meet shareholder
Leverage Risk
redemptions).

Floating and Variable Rate Debt

Instruments with interest rates that are adjusted either on a schedule or
Interest Rate and
when an index or benchmark changes.
Credit Risk

Foreign Securities

Equity securities issued by a non-U.S. company, which may be in the form of an ADR or similar investment, or debt securities of a non-U.S. company or foreign government.
Information, Political, Regulatory, Diplomatic, Liquidity and Currency Risk

Illiquid Securities

A security which may not be sold or disposed of in the ordinary course of business
Liquidity Risk
within seven days at approximately the value determined for it by the Fund.

Limited to 15% of total assets.

Loans of Portfolio Securities

The practice of loaning securities to brokers, dealers and financial institutions
Credit, Counter-Party
to increase return on those securities. Loans may be made up to 1940 Act and Leverage Risk
limits (currently one-third of total assets, including the

value of collateral received).

Mortgage- and Asset-Backed Securities

Securities consisting of undivided fractional interests in pools of consumer
Interest Rate, Credit
loans, such as mortgage loans, car loans, credit card debt, or receivables
Prepayment and
held in trust.
Experience Risk

Options

The right or obligation to receive or deliver a security or cash payment
Credit, Information
depending on the security’s price or the performance of an index or benchmark.
and Liquidity Risk
Types of options may include: options on securities, options on a stock index,

stock index futures and options on stock index futures to protect liquidity and portfolio value.

General Investment Risks

ALL FUNDS
INVESTMENT PRACTICE
PRINCIPAL RISK(S)

Other Mutual Funds

Investments by the Fund in shares of other mutual funds, which will cause Fund
Market Risk
shareholders to bear a pro-rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Privately Issued Securities

Securities that are not publicly traded but which may or may not be resold in
Liquidity Risk
accordance with Rule 144A of the Securities Act of 1933.

Repurchase Agreements

A transaction in which the seller of a security agrees to buy back a security
Credit and
at an agreed upon time and price, usually with interest.
Counter-Party Risk

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Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc. ("NIM"), the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of a corresponding Fund of Stagecoach Trust. The performance and financial statement history of each predecessor Fund has been assumed by the Trust. The succession transactions were approved by the shareholders of the Stagecoach Trust Funds. The Table on page 51 identifies the Stagecoach Trust predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisor, who generally requires shareholder approval to change, if the Board believes that it is in the best interests of the shareholders it may change service providers.
BOARD OF TRUSTEES
Supervises the Funds’ activities

INVESTMENT ADVISOR		CUSTODIAN
Barclays Global Fund Advisors		Wells Fargo Bank Minnesota, N.A.
45 Fremont Street, San Francisco, CA		6th & Marquette, Minneapolis, MN
Manages the Funds’ investment activities		Provides safekeeping for the Funds’ assets
" HEIGHT="12">
DISTRIBUTOR	ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Stephens Inc. 111 Center St. Little Rock, AR	Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents

Markets the Funds	Manages the	Maintains records	Provide
and distributes Fund shares	Funds’ business activities	of shares and supervises the payment of dividends	services to customers

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments

SHAREHOLDERS

In the following sections, the percentages shown are the percentages of the average annual net assets of each Fund class paid on a monthly basis for the services described.

The Investment Advisor

BGFA, a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI"), and an indirect subsidiary of Barclays Bank PLC, is the advisor for each of the Funds. BGFA invests the Funds’ assets according to various asset allocation models. No particular individuals are responsible for the day-to-day management of the Funds. BGFA was created from the sale of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, to BGI. As of December 31, 2000, BGI managed or provided investment advice for assets aggregating in excess of $801 billion.

The Administrator

Wells Fargo Funds Management, LLC ("Funds Management") provides the Funds with administration services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust’s Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business. For providing these services, Funds Management is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund class. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average annual net assets.

The Transfer Agent

Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

A Choice of Share Classes

After choosing a Fund, your next most important choice is which share class to buy. The following classes of shares are available through this Prospectus:
  Class A Shares—with a front-end sales charge, volume reductions and lower on-going expenses than Class B and Class C shares.
  Class B Shares—with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher on-going expenses than Class A shares.
  Class C Shares—with a 1.00% CDSC on redemptions made within one year of purchase, and higher on-going expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher on-going expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher on-going expenses assessed against Class B shares.

Class C shares are similar to Class B shares, with some important differences. Unlike Class B shares, Class C shares do not convert to Class A shares. The higher on-going expenses will be assessed as long as you hold the shares. The choice between Class B and Class C shares depends on how long you intend to hold Fund shares before redeeming them.

Orders for Class B shares of $250,000 or more are either treated as orders for Class A shares or they will be refused. For Class C shares, orders of $1,000,000 or more, including orders made which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, are also either treated as orders for Class A shares or they will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reduced Sales Charges" section of the Prospectus. You may wish to discuss this choice with your financial consultant.

Class A Share Sales Charge Schedule

If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases.

CLASS A SHARES HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

FRONT-END SALES	FRONT-END SALES
CHARGE AS %	CHARGE AS %
AMOUNT
OF PUBLIC	OF NET AMOUNT
OF PURCHASE
OFFERING PRICE	INVESTED

Less than $50,000
5.75%	6.10%

$50,000 to $99,999
4.75%	4.99%

$100,000 to $249,999
3.75%	3.90%

$250,000 to $499,999
2.75%	2.83%

$500,000 to $999,999
2.00%	2.04%

$1,000,000 and over[1]
0.00%	0.00%

1 We will assess a 1.00% CDSC on Class A shares purchases of $1,000,000 or more or if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Funds’ approval. CDSCs are based on the lower of the NAV on the date of purchase or the date of redemption.

Class B Share CDSC Schedule

If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Reductions" and "Waivers for Certain Parties"). The CDSC schedule is as follows:

CLASS B SHARES HAVE THE FOLLOWING CDSC:

REDEMPTION WITHIN	1 YEAR	2YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS	8 YEARS

CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	0.00%	A shares

The CDSC percentage you pay is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your CDSC. After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future on-going expenses.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased prior to July 17, 1999, but after March 3, 1997, are subject to the following CDSC schedule, and such shares convert to Class A shares automatically after six years:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED AFTER MARCH 3, 1997, BUT BEFORE

JULY 17, 1999 HAVE THE FOLLOWING CDSC:

REDEMPTION WITHIN	1 YEAR	2YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS

CDSC	5.00%	4.00%	3.00%	3.00%	2.00%	1.00%	A shares

A Choice of Share Classes

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares that were purchased prior to March 3, 1997 are subject to a CDSC if they are redeemed within four years of the original purchase. The CDSC schedule for these shares is below:

CLASS B SHARES RECEIVED IN EXCHANGE FOR STAGECOACH FUND SHARES PURCHASED BEFORE MARCH 3, 1997

HAVE THE FOLLOWING CDSC:

REDEMPTION WITHIN	1 YEAR	2YEARS	3 YEARS	4 YEARS	5 YEARS	6 YEARS	7 YEARS

CDSC	3.00%	2.00%	1.00%	1.00%	0.00%	0.00%	A shares

If you exchange the Class B shares received in the reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective CDSC schedule first shown above.

Class C Share CDSC Schedule

If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%.

The CDSC percentage you pay is applied to the lower of the NAV on the date of the original purchase, or the NAV on the date of redemption. The distributor pays sales commissions of up to 1.00% of the purchase price of Class C shares to selling agents at the time of the sale, and up to 1.00% annually thereafter.

We always process partial redemptions so that the least expensive shares are redeemed first in order to reduce your CDSC. Class C shares do not convert to Class A shares, and therefore continue to pay the higher on-going expenses.

Reduced Sales Charges

Generally, we offer more sales charge reductions for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions when you are deciding which share class to buy.

Class A Share Reductions

  You pay no sales charges on Fund shares you buy with reinvested distributions.
  You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.
  By signing a Letter of Intent ("LOI"),you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.
  Rights of Accumulation ("ROA") allow you to combine the amount you invest with the total NAV of shares you own in other Wells Fargo front-end load Fund classes, in which you have already paid a front-end load, in order to reach breakpoint levels for a reduced load. We give you a discount on the entire amount of the investment that puts you over the breakpoint level.
  You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.
  You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefits, or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment.

If you believe you are eligible for any of these reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

You, or your fiduciary or trustee, may also tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

  a family unit, including children under the age of twenty-one or single trust estate;
  a trustee or fiduciary purchasing for a single fiduciary relationship; or
  the members of a "qualified group" which consists of a "company"(as defined in the 1940 Act), and related parties of such a "company," which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

How a Letter of Intent Can Save You Money!

If you plan to invest, for example, $100,000 in a Wells Fargo Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

Reduced Sales Charges

Class B and Class C Share CDSC Reductions

  You pay no CDSC on Fund shares you purchase with reinvested distributions.
  We waive the CDSC for all redemptions made because of scheduled (Rule 72T withdrawal schedule) or mandatory (withdrawals made after age 70& 1/2 according to IRS guidelines) distributions for certain retirement plans. (See your retirement plan disclosure for details.)
  We waive the CDSC for redemptions made in the event of the shareholder’s death or for a disability suffered after purchasing shares. ("Disability" is defined by the Internal Revenue Code of 1986.)
  We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or close an account whose value has fallen below the minimum balance.
  We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)
  We waive the Class C share CDSC for certain types of accounts.

For Class B shares purchased after July 17, 1999 for former Stagecoach Funds shareholders, and for all other shareholders, no CDSC is imposed on withdrawals that meet all the following circumstances:

  withdrawals are made by participating in the Systematic Withdrawal Plan;
  withdrawals may not exceed 10% of your fund assets (including "free shares") annually based on your anniversary date in the Systematic Withdrawal Plan; and
  you participate in the dividend and capital gain reinvestment program.

Waivers for Certain Parties

If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher on-going expenses. The following people can buy Class A shares at NAV:

  Current and retired employees, trustees and officers of:
  Wells Fargo Funds and its affiliates;
  Wells Fargo & Company and its affiliates;
  Stephens Inc. and its affiliates; and
  broker-dealers who act as selling agents.
  and the families of any of the above. Contact your selling agent for further information.

You may also buy Class A Fund shares at NAV if they are to be included in certain retirement, benefits, pension or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. These directions may supersede the terms and conditions discussed here.

Distribution Plan

We have adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class A, Class B and Class C shares of the Funds. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services, including on-going compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are 0.25% for Class A shares, and 0.75% for Class B and Class C shares.

These fees are paid out of the Funds’ average annual net assets on an on-going basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Exchanges

  Exchanges between Wells Fargo Funds are two transactions: a sale of shares of one Fund and the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

    You should carefully read the Prospectus for the Fund into which you wish to exchange.
    Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for tax purposes.
    If you are making an initial investment into a new Fund through an exchange, you must exchange at least the minimum first purchase amount of the Fund you are redeeming, unless your balance has fallen below that amount due to market conditions.
    Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.
    Exchanges between Class B shares and the Wells Fargo Money Market Fund Class B shares will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption. Exchanges into Money Market Fund Class B shares are subject to certain restrictions in addition to those described above.
    Exchanges from any share class to a Money Market Fund can only be re-exchanged for the original share class.
    You may make exchanges between like share classes. You may also exchange from any Class C shares into the Money Market Fund Class A shares. The aging schedule of the originally purchased shares transfers to the exchanged shares for the purpose of applying any CDSC upon redemption.
    In order to discourage excessive exchange activity that could result in additional expenses and lower returns for a Fund, the Fund may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3 month period, or seem to be following a timing pattern.

Generally, we will notify you up to at least 60 days in advance of any changes in your exchange privileges.

Contact your account representative for further details.

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Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

  As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.
  We determine the NAV of each class of the Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting each Fund class’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that class. Each Fund’s assets are generally valued at current market prices. We may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities, including securities that trade primarily on a foreign exchange, do not accurately reflect their current values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.
  We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p.m. (Pacific time)/3:00 p.m. (Central time). If the NYSE closes early, the Funds will close early and will value their shares at such earlier time under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.
  The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

You Can Buy Fund Shares

  By opening an account directly with the Fund (simply complete and return a Wells Fargo Funds Application with proper payment);
  Through a brokerage account with an approved selling agent; or
  Through certain retirement, benefit and pension plans, or through certain packaged investment products (please see the providers of the plan for instructions).

Minimum Investments

  $1,000 per Fund minimum initial investment; or
  $100 per Fund if you use the Systematic Purchase Program; and
  $100 per Fund for all investments after your initial investment.

We may waive the minimum for Funds you purchase through certain retirement, benefit and pension plans, through certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check the specific disclosure statements and Applications for the program through which you intend to invest.

How to Buy Shares

The following section explains how you can buy shares directly from Wells Fargo Funds. For Funds held through brokerage and other types of accounts, please consult your selling agent.

BY MAIL

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

Complete a Wells Fargo Funds Application. Be sure to indicate the Fund name and the share class into which you intend to invest (If no choice is indicated, Class A shares will be designated). Your account will be credited on the business day that the transfer agent receives your Application in proper order. Failure to complete an Application properly may result in a delay in processing your request.

Enclose a check for at least $1,000 made out in the full name and share class of the Fund. For example, "Wells Fargo Outlook Today Fund, Class B." Please note that checks made payable to any entity other than Wells Fargo Funds will be returned to you.

All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

You may start your account with $100 if you elect the Systematic Purchase Plan option on the Application.
Mail to: Wells Fargo Funds	Overnight Mail Only: Wells Fargo Funds
	ATTN: CCSU-Boston Financial	ATTN: CCSU-Boston Financial
	P.O. Box 8266	66 Brooks Drive
	Boston, MA 02266-8266	Braintree, MA 02184

IF YOU ARE BUYING ADDITIONAL SHARES:

Make a check payable to the full name and share class of your Fund for at least $100. Be sure to write your account number on the check as well.

Enclose the payment stub/card from your statement if available.

Mail to: Wells Fargo Funds

ATTN: CCSU-Boston Financial
PO Box 8266
Boston, MA 02266-8266

Your Account

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You must first call Investor Services at 1-800-222-8222, option 0, to notify them of an incoming wire trade.

If you do not currently have an account, complete a Wells Fargo Funds Application. You must wire at least $1,000. Be sure to indicate the Fund name and the share class into which you intend to invest.

All purchases must be made with U.S. dollars.

Mail the completed Application. Your account will be credited on the business day that the transfer agent receives your application and funding in proper order.

Overnight Application to: Wells Fargo Funds

ATTN: CCSU-Boston Financial
66 Brooks Drive
Braintree, MA 02184

Wire money to: State Street Bank & Trust Attention:

Boston, MA	Wells Fargo Funds (Name
of Fund and Share Class)
Bank Routing Number:
ABA 011 000028	Account Name:
(Registration Name
Wire Purchase Account Number:	Indicated on Application)
9905-437-1

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

Instruct your wiring bank to transmit at least $100 according to the instructions given below. Be sure to have the wiring bank include your current account number and the name your account is registered in.

Wire to: State Street Bank & Trust Attention:

Boston, MA Wells Fargo Funds (Name

of Fund and Share Class)

Bank Routing Number:

ABA 011 000028 Account Name:

(Registration Name

Wire Purchase Account Number: Indicated on account)

9905-437-1

How to Buy Shares

BY PHONE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

You can only make your first purchase of a Fund by phone if you already have an existing Wells Fargo Funds Account.

Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or use Option 1 to use our Automated Voice Response service to either:

transfer at least $1,000 from a linked settlement account, or exchange at least $1,000 worth of shares from another Wells Fargo Fund. Please see the "Exchanges" section for special rules.

IF YOU ARE BUYING ADDITIONAL SHARES:

Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or use Option 1 to use our Automated Voice Response service to either:

transfer at least $100 from a linked settlement account, or

exchange at least $100 worth of shares from another Wells Fargo Fund. Please see the "Exchange" section for special rules.

Your Account

The following section explains how you can sell shares held directly through an account with Wells Fargo Funds by mail or telephone. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

BY WIRE

IF YOU ARE BUYING SHARES FOR THE FIRST TIME:

  Write a "Letter of Instruction" stating your name, your account number, the Fund you wish to redeem and the dollar amount ($100 or more) of the redemption you wish to receive (or write "Full Redemption").
  Make sure all the account owners sign the request exactly as their names appear on the account application.
  You may request that redemption proceeds be sent to you by check, by ACH transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
  Signature Guarantees are required for mailed redemption requests over $50,000, or if the address on your account was changed within the last 30 days. You can get a signature guarantee at financial institutions such as a bank or brokerage house. We do not accept notarized signatures.
  Mail to: Wells Fargo Funds

ATTN: CCSU-Boston Financial
P.O. Box 8266
Boston, MA 02266-8266

BY PHONENE

  Call Investor Services at 1-800-222-8222, option 0 for an Investor Services Representative or Option 1 to use our Automated Voice Response Service to request a redemption of at least $100. Be prepared to provide your account number and Taxpayer Identification Number.

  Unless you have instructed us otherwise, only one account owner needs to call in redemption requests.
  You may request that redemption proceeds be sent to you by check, by transfer into an ACH-linked bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. We reserve the right to charge a fee for wiring funds although it is not currently our practice to do so.
  Telephone privileges are automatically made available to you unless you specifically decline them on your Application or subsequently in writing.
  Telephone privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity, such as providing the Taxpayer Identification Number on the account. We will not be liable for any losses incurred if we follow telephone instructions we reasonably believe to be genuine.
  We will not mail proceeds of a telephone redemption request if the address on your account was changed in the last 30 days.

How to Sell Shares

GENERAL NOTES FOR SELLNG SHARES
  We will process requests to sell shares at the first NAV calculated after a request in proper form is received. Requests received before the cutoff times are processed on the same business day.
  Your redemptions are net of any applicable CDSC.
  If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.
  We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through ACH or Systematic Purchase Plan have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.
  Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemptions in cash. Therefore, we may pay all or part of the redemption in securities of equal value.

Additional Services and Other Information

Automatic Programs:

These programs help you conveniently purchase and/or redeem shares each month. Once you select a program, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month.

Systematic withdrawals may only be processed on or about the 25th day of the month. Call Investor Services at 1-800-222-8222, option 0, for more information.

  Systematic Purchase Plan—With this program, you can regularly purchase shares of a Wells Fargo Fund with money automatically transferred from a linked bank account. Simply select the Fund and Class you would like to purchase, and specify an amount of at least $100.
  Systematic Exchange Plan—With this program, you can regularly exchange shares of a Wells Fargo Fund you own for shares of another Wells Fargo Fund. The exchange amount must be at least $100. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.
  Systematic Withdrawal Plan—With this program, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. Simply specify an amount of at least $100. To participate in this program, you:
  must have a Fund account valued at $10,000 or more;
  must have your distributions reinvested; and
  may not simultaneously participate in the Systematic Purchase Plan.

It generally takes about ten days to establish a Plan once we have received your instructions. It generally takes about five days to change or cancel participation in a Plan. We automatically cancel your program if the linked bank account you specified is closed.

Income and Capital Gain Distributions

The Funds in this Prospectus pay any distributions of net investment income periodically and make capital gain distributions at least annually.

We offer the following distribution options:

  Automatic Reinvestment Option—Lets you buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the income is paid. This option is automatically assigned to your account unless you specify another option.
  Check Payment Option—Allows you to receive checks for distributions mailed to your address of record or to another name and address which you have specified in written, signature guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible.
  Bank Account Payment Option—Allows you to receive distributions directly in a checking or savings account through ACH. The bank account must be linked to your Wells Fargo Fund account. In order to establish a new linked bank account, you must send a written signature guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically re-invested.

Directed Distribution Purchase Option—Lets you buy shares of a different Wells Fargo Funds of the same share class. The new shares are purchased at NAV generally on the day the income is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior distributions to establishing this option.

Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the material federal income tax considerations affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations. You should consult your tax advisor with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations.

We will pass on to you any net capital gain (generally the excess of net long-term capital gains over net short-term capital losses) earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. Any distribution that is not from net investment income, short term capital gains, or net capital gain may be characterized as a return of capital to shareholders.

Table of Predecessors

The Funds in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, and the Norwest Advantage Family of Funds, advised by NIM, into a single mutual fund complex. The reorganization followed the merger of the advisors’ parent companies.

Each Fund listed below is an accounting survivor of a former Stagecoach Trust fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund include the performance histories and financial highlights of the predecessor fund.

Wells Fargo Funds Trust Predecessor Fund

Outlook Today Fund Stagecoach LifePath Opportunity Fund

Outlook 2010 Fund Stagecoach LifePath 2010 Fund

Outlook 2020 Fund Stagecoach LifePath 2020 Fund

Outlook 2030 Fund Stagecoach LifePath 2030 Fund

Outlook 2040 Fund Stagecoach LifePath 2040 Fund

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.

ACH
Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which banks use to process checks, transfer funds and perform other tasks.

American Depositary Receipts ("ADRs")

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similarinvestments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities
Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans, or credit card debt, or receivables held in trust.

Business Day
Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth
The increase in the value of a security. See also "total return."

Debt Securities
Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives
Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions
Dividends and/or capital gains paid by a Fund on its shares.

Duration
A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets
Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC
The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

Illiquid Security
A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined for it by the Fund.

Glossary

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments
High-quality short-term instruments meeting the requirements of Rule 2a-7 under the Investment Company Act of 1940, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value ("NAV")
The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options
An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Public Offering Price ("POP")
The NAV with the sales load added.

Quantitatively Measured Risk
Risk that gauges both the frequency and degree to which an asset class will perform below the long-term expected average.

Repurchase Agreement
An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Selling Agent
A person who has an agreement with the Funds’ distributors that allows him/her to sell a Fund’s shares.

Shareholder Servicing Agent
Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Signature Guarantee
A guarantee given by a financial institution that has verified the identity of the maker of the signature.

Statement of Additional Information
A document that supplements the disclosure made in the Prospectus.

Taxpayer Identification Number
Usually the social security number for an individual or the Employer Identification Number for a corporation.

Time Horizon
An investments time horizon marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with shorter time horizons. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains.

Total Return
The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

Turnover Ratio
The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

Undervalued
Describes a stock that is believed to be worth more than its current price.

U.S. Government Obligations
Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

statement of additional information

supplements the disclosures made by this Prospectus. The Statement of Additional

Information has been filed with the SEC and incorporated by reference into this

Prospectus and is legally part of this Prospectus.

annual/semi-annual reports

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

these documents are available free of charge:

Call: 1-800-222-8222; option 5;

write to:

Wells Fargo Funds

PO Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s website at http://www.sec.gov

request copies for a fee by writing to:

SEC Public Reference Room

Washington, DC 20549-6009; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 for details

additional services questions can be answered by calling your specific product group at wells fargo bank:

Wells Fargo Checking and Savings: 1-800-869-3557

Portfolio Advisor: 1-877-689-7882

P007 ICA Reg. No. 811-09253
(updated 7/01)	NOT FDIC INSURED – NO BANK GUARANTEE – MAY LOSE VALUE	Printed on Recycled Paper

WELLS FARGO
FUNDS

Institutional Class

WELLS FARGO OUTLOOK FUNDS

Prospectus

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund’s goals match your own.	Outlook Today Fund Outlook 2010 Fund

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.	Outlook 2020 Fund Outlook 2030 Fund Outlook 2040 Fund

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

JULY 1
2001

Table of Contents	Outlook Funds

Overview	Objectives and Principal Strategies	1
This section contains important	Summary of Important Risks	3
summary information about the	Performance History	5
Funds.	Summary of Expenses	11
	Key Information	13

The Funds	Outlook Today Fund	15
This section contains important	Outlook 2010 Fund	15
information about the individual	Outlook 2020 Fund	15
Funds.	Outlook 2030 Fund	15
	Outlook 2040 Fund	15
	General Investment Risks	21
	Organization and Management of the Funds	27

Your Investment	Your Account	29
Turn to this section for	How to Buy Shares	30
information on how to open	How to Sell Shares	31
an account and how to buy,	How to Exchange Shares	32
sell and exchange Fund shares.

Reference	Other Information	33
Look here for additional	Table of Predecessors	34
information and term	Glossary	35
definitions.

Outlook Funds Overview

See the individual Fund descriptions in this Prospectus for further details.

Words appearing in italicized print and highlighted in color are defined in the Glossary.

The Outlook Funds all have the same objective. They are designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk investors may be willing to accept given their stated investment time horizons. Each Fund is managed for investors planning to retire or to begin to withdraw substantial portions of their investment in the Fund’s target year.

In buying securities for each Fund, Barclays Global Fund Advisors ("BGFA"), the Funds’ investment advisor, does not select individual companies. Instead, BGFA focuses on selecting a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The Funds then allocate a portion of their assets to each index appropriate for each individual Fund. Where possible, the Funds buy all the securities that comprise the index. If the index includes too many securities to buy them all, the Funds buy a representative sample. The Funds seek to match the index’s return as closely as possible. The Funds focus on the selection of indexes or asset classes and do not try to avoid individual under-performing securities investments nor do they try to pick individual investments that might outperform the index.
FUND	OBJECTIVE
Outlook Today Fund
The Fund is managed for investors who have retired or who are planning to retire (or planning to begin to withdraw substantial portions of their investment) in the near future.

Outlook 2010 Fund
The Fund is managed for investors who are planning to retire or planning to begin to withdraw substantial portions of their investment approximately in the year 2010.

Outlook 2020 Fund
The Fund is managed for investors who are planning to retire or planning to begin to withdraw substantial portions of their investment approximately in the year 2020.

Outlook 2030 Fund
The Fund is managed for investors who are planning to retire or planning to begin to withdraw substantial portions of their investment approximately in the year 2030.

Outlook 2040 Fund
The Fund is managed for investors who are planning to retire or planning to begin to withdraw substantial portions of their investment approximately in the year 2040.

This strategy stems from the belief that asset allocation decisions—which index or investment category you choose —matter more to overall investment performance than individual security selection—which stock or bond you choose.

The Outlook Funds pursue a strategy of allocating and reallocating investments among indexes representing stocks and bonds, and in money market instruments to capture returns and reduce risk consistent with a stated investment horizon. Funds with longer time horizons invest more of their assets in stocks to provide capital appreciation over the long term. Funds with shorter time horizons replace some of their stock holdings with bonds and money market instruments to reduce risk and price volatility. Funds with shorter time horizons also have lower expected returns than Funds with longer time horizons.

PRINCIPAL STRATEGIES

RINCIPAW

We invest in a combination of equity and fixed-income securities and money market instruments using an asset allocation strategy that is designed to produce high total return for investors expecting to retire around the year 2020. As of the end of the Fund’s last fiscal year, the Outlook 2020 Fund held about 67% of its assets in stocks, 29% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity and fixed-income securities and money market instruments using an asset allocation strategy that is designed to produce high total return for investors expecting to retire around the year 2030. As of the end of the Fund’s last fiscal year, the Outlook 2030 Fund held about 83% of its assets in stocks, 15% of its assets in bonds, and the rest of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

We invest in a combination of equity and fixed-income securities and money market instruments using an asset allocation strategy that is designed to produce high total return for investors expecting to retire around the year 2040. As of the end of the Fund’s last fiscal year, the Outlook 2040 Fund held about 98% of its assets in stocks, 1% of its assets in bonds, and a small portion of its assets in money market instruments. As the stated time horizon approaches, the allocation will become less risky and have lower expected returns.

Summary of Important Risks

This section summarizes important risks that are common to all of the Funds described in this Prospectus, and important risks that relate specifically to particular Funds. All are important to your investment choice. Additional information about these and other risks is included in:

the individual Fund Descriptions later in this Prospectus;

under the "General Investment Risks" section beginning on page 21; and

in the Funds’ Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in a Fund.
COMMON RISKS FOR THE FUNDS

Equity Securities

The Funds invest in equity securities; and the longer time horizon Funds, such as the Outlook 2030 and Outlook 2040 Funds, invest a majority of their assets in equity securities. This type of investment is subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stocks and certain individual stocks selected for a Fund’s portfolio may underperform or decline more than the overall market. Stocks of smaller or medium-sized companies tend to be more volatile and less liquid than those of larger companies.

Debt Securities

The Funds invest in debt securities, such as notes and bonds; and the shorter time horizon funds, such as the Outlook Today and Outlook 2010 Funds, invest a majority of their assets in debt securities, which are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Foreign Investments

The Funds make foreign investments, which are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

COMMON RISKS FOR THE FUNDS (Continued)

Asset Allocation Models

We use investment models that seek undervalued asset classes. There is no guarantee that the models will make accurate determinations or that an asset class will perform as expected. We may incur a higher than average portfolio turnover resulting from allocation shifts recommended by the models. Portfolio turnover can result in increases transaction costs and may trigger capital gains.

Performance History

 11097: The Funds in this Prospectus were formerly feeder funds in a master/feeder arrangement, whereby each Fund invested all of its assets in a corresponding "master" fund with a substantially identical investment objective and investment strategies. As of June 23, 2001, the Funds became stand-alone funds that invest directly in a portfolio of securities. The information shown below and in the financial highlights for each of the Funds reflects the activity of the Fund when it was a feeder in a master/feeder arrangement.

The information on the following pages shows you how each Fund has performed and illustrates the variability of a Fund‘s returns over time. Each Fund‘s average annual returns since inception and for one- and five-year periods are compared to the performance of several appropriate broad-based indexes.

Please remember that past performance is no guarantee of future results.

Outlook Today Fund Class I Calendar Year Returns (%)*

Best Qtr.: Q2 ’97 • 5.62% Worst Qtr.: Q2 ‘99 • -0.49%

* Performance shown reflects the performance of the A shares and does not reflect sales charges. If they did, returns would be lower. The Class I shares’ year-to-date performance through March 31, 2000 was 1.57%.

Average annual total returns (%)[1]
			Since
for the period ended 12/31/99	1 year	5 year	Inception
Class I (Incept. 11/8/99)[2]	-1.53	8.28	6.70
S&P 500 Index[3]	21.03	28.54	24.17
LB Aggregate Bond Index[4]	-0.82	7.73	6.13
MFR Taxable Retail Money Market Fund Average	4.52	5.44	5.32

1 Returns shown reflect applicable sales charges.

2 Performance shown for this Class reflects the performance of the Class A shares and includes sales charges and expenses that are not applicable to the Institutional Class shares.

3 S&P 500 is a registered trademark of Standard & Poor’s.

4 Lehman Brothers Aggregate Bond Index.

Outlook 2010 Fund Class I Calendar Year Returns (%)*

Best Qtr.: Q4 ‘98 • 9.99% Worst Qtr.: Q3 ‘98 • -3.57%

* Performance shown reflects the performance of the A shares and does not reflect sales charges. If they did, returns would be lower. The Class I shares’ year-to-date performance through March 31, 2000 was 1.84%.

Average annual total returns (%)[1]
			Since
for the period ended 12/31/99	1 year	5 year	Inception
Class I (Incept. 11/8/99)[2]	2.80	13.56	11.19
S&P 500 Index[3]	21.03	28.54	24.17
MSCI/EAFE Index[4]	27.30	13.15	11.15
LB Aggregate Bond Index[5]	-0.82	7.73	7.73
MFR Taxable Retail Money Market Fund Average	4.52	5.44	5.32

1 Returns shown reflect applicable sales charges.

2 Performance shown for this Class reflects the performance of the Class A shares and includes sales charges and expenses that are not applicable to the Institutional Class shares.

3 S&P 500 is a registered trademark of Standard & Poor’s.

4 Morgan Stanley Capital International/Europe, Australasia and Far East Index.

5 Lehman Brothers Aggregate Bond Index.

Performance History

Outlook 2020 Fund Class I Calendar Year Returns (%)*

Best Qtr.: Q4 ‘98 • 14.48% Worst Qtr.: Q3 ‘98 • -6.81%

* Performance shown reflects the performance of the A shares and does not reflect sales charges. If they did, returns would be lower. The Class I shares’ year-to-date performance through March 31, 2000 was 2.13%.

Average annual total returns (%)[1]
			Since
for the period ended 12/31/99	1 year	5 year	Inception
Class I (Incept. 11/8/99)[2]	7.15	17.40	14.46
S&P 500 Index[3]	21.03	28.54	24.17
MSCI/EAFE Index[4]	27.30	13.15	11.15
LB Aggregate Bond Index[5]	-0.82	7.73	6.13
MFR Taxable Retail Money Market Fund Average	4.52	5.44	5.32

1 Returns shown reflect applicable sales charges.

2 Performance shown for this Class reflects the performance of the Class A shares and includes sales charges and expenses that are not applicable to the Institutional Class shares.

3 S&P 500 is a registered trademark of Standard & Poor’s.

4 Morgan Stanley Capital International/Europe, Australasia and Far East Index.

5 Lehman Brothers Aggregate Bond Index.

Outlook 2030 Fund Class I Calendar Year Returns (%)*

Best Qtr.: Q4 ‘98 • 17.93% Worst Qtr.: Q3 ‘98 • -9.23%

* Performance shown reflects the performance of the A shares and does not reflect sales charges. If they did, returns would be lower. The Class I shares’ year-to-date performance through March 31, 2000 was 2.60%.

Average annual total returns (%)[1]
			Since
for the period ended 12/31/99	1 year	5 year	Inception
Class I (Incept. 11/8/99)[2]	9.74	20.25	16.78
S&P 500 Index[3]	21.03	28.54	24.17
MSCI/EAFE Index[4]	27.30	13.15	11.15
LB Aggregate Bond Index[5]	-0.82	7.73	6.13

1 Returns shown reflect applicable sales charges.

2 Performance shown for this Class reflects the performance of the Class A shares and includes sales charges and expenses that are not applicable to the Institutional Class shares.

3 S&P 500 is a registered trademark of Standard & Poor’s.

4 Morgan Stanley Capital International/Europe, Australasia and Far East Index.

5 Lehman Brothers Aggregate Bond Index.

Performance History

Outlook 2040 Fund Class I Calendar Year Returns (%)*

Best Qtr.: Q4 ‘98 • 21.54% Worst Qtr.: Q3 ‘98 • -11.63%

* Performance shown reflects the performance of the A shares and does not reflect sales charges. If they did, returns would be lower. The Class I shares’ year-to-date performance through March 31, 2000 was 2.62%.

Average annual total returns (%)[1]
			Since
for the period ended 12/31/99	1 year	5 year	Inception
Class I (Incept. 11/8/99)[2]	14.03	23.10	19.34
S&P 500 Index[3]	21.03	28.54	24.17
MSCI/EAFE Index[4]	27.30	13.15	11.15
LB Aggregate Bond Index[5]	-0.82	7.73	6.13

1 Returns shown reflect applicable sales charges.

2 Performance shown for this Class reflects the performance of the Class A shares and includes sales charges and expenses that are not applicable to the Institutional Class shares.

3 S&P 500 is a registered trademark of Standard & Poor’s.

4 Morgan Stanley Capital International/Europe, Australasia and Far East Index.

5 Lehman Brothers Aggregate Bond Index.

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Outlook Funds

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES

All Funds

Maximum sales charge (load) imposed on purchases (as a percentage
of offering price)	None

Maximum deferred sales charge (load) (as a percentage of the lower
of the Net Asset Value ("NAV") at purchase or the NAV at redemption)	None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

	Outlook Today Fund	Outlook 2010 Fund

Management Fees	0. 55%	0. 55%
Distribution (12b-1) Fees	0. 00%	0. 00%
Other Expenses[1]	0.61%	0.54%
TOTAL ANNUAL FUND OPERATING EXPENSES	1.16%	1.09%
Fee Waivers	0.11%	0.04%
NET EXPENSES[2]	1.05%	1.05%

1 Other expenses are based on estimated amounts for the current fiscal year.

2 The administrator has committed through June 30, 2002 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown.

EXAMPLE OF EXPENSES

These examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The examples assume a fixed rate of return and that fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

You would pay the following expenses on a $10,000 investment assuming a 5% annual return and that you redeem your shares at the end of each period:

Summary of Expenses

Outlook 2020 Fund	Outlook 2030 Fund	Outlook 2040 Fund
0. 55%	0. 55%	0. 55%
0. 00%	0. 00%	0. 00%
0.50%	0.51%	0.62%
1.05%	1.06%	1.17%
0.00%	0.01%	0.12%
1.05%	1.05%	1.05%

Key Information

Key Terms

An "asset class" is a broad category of investments such as "bonds" or "equities." "Allocation" refers to the distribution of portfolio assets among two or more asset classes. The Funds offered in this Prospectus are managed using a computer model that recommends the allocation of assets according to a Fund’s investment objective and risk tolerance.

In this Prospectus, "we" generally means Wells Fargo Funds Trust (the "Trust"), or BGFA, the Funds’ investment advisor. "We" may also refer to the Funds’ other service providers. "You" means the shareholder or potential investor.

Important information you should look for as you decide to invest in a Fund:

The summary information on the previous pages is designed to provide you with an overview of each Fund. The sections that follow provide more detailed information about the investments and management of each Fund.

Investment Objective and Investment Strategies

The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tell you:

  what the Fund is trying to achieve;
  how we intend to invest your money; and
  what makes the Fund different from the other Funds offered in this Prospectus.

Permitted Investments

A summary of the Fund’s key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an on-going basis.

Important Risk Factors

Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

Words appearing in italicized print and highlighted in color are defined in the Glossary.

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Outlook Funds

Investment Objectives

Each Fund seeks to provide investors with an asset allocation strategy designed to maximize assets for retirement or for other purposes consistent with the quantitatively measured risk that investors, on average, may be willing to accept given their investment time horizons. Investors are encouraged to select a particular Outlook Fund based on their investment time horizon. Specifically:

  Outlook Today Fund is managed for investors who have retired or who are planning to retire (or planning to begin to withdraw substantial portions of their investment) in the near future.
  Outlook 2010 Fund is managed for investors who are planning to retire or planning to begin to withdraw substantial portions of their investment approximately in the year 2010.
  Outlook 2020 Fund is managed for investors who are planning to retire or planning to begin to withdraw substantial portions of their investment approximately in the year 2020.
  Outlook 2030 Fund is managed for investors who are planning to retire or planning to begin to withdraw substantial portions of their investment approximately in the year 2030.
  Outlook 2040 Fund is managed for investors who are planning to retire or planning to begin to withdraw substantial portions of their investment approximately in the year 2040.

Investment Strategies

The Funds were the first funds of their kind to offer a flexible investment strategy designed to change over specific time horizons. Typically, long-term investment goals are pursued with a more aggressive mix of equities and fixed-income securities than short-term goals. The allocation of each Fund gradually grows more conservative as the year in the Fund’s title approaches. You are encouraged to choose the Fund whose title year most closely matches the year during which you expect to begin regularly redeeming shares.

Keep in mind, however, that the year in each Fund’s title also serves as a guide to the relative risk exposure of each Fund, where the Outlook 2040 Fund has the most aggressive asset allocation and the Outlook Today Fund has the least aggressive asset allocation. If you have a low risk tolerance, you may not wish to invest in the Outlook 2040 Fund, for example, even if you do not expect to retire for another forty years. Conversely, you may feel comfortable choosing a more aggressive Fund for a near-term investment goal.

We allocate and reallocate assets among a wide range of indexes representing U.S. and international common stocks, fixed-income securities and money market instruments according to the recommended mix suitable for each Fund’s risk level. Under normal conditions, the Outlook Today Fund will typically invest 80% of its assets in fixed-income classes and up to 20% in equities as it seeks stable income production and reduced volatility.1 The more aggressive Funds may invest in up to 100% stocks, but as their title year approaches, their allocation will increasingly resemble the current allocation of the Outlook Today Fund.

Outlook Funds

The Outlook Today Fund seeks to maximize total return consistent with assuming the lowest risk of any Outlook series. The Fund also follows an asset allocation strategy among three broad investment classes: equity and debt securities of domestic and foreign issuers and cash in the form of money market instruments. However, unlike the remaining Outlook Funds with target dates, the Outlook Today Fund does not reduce its investment risk through time. Instead, the Fund is expected to have a long-term average mix of approximately 20% equity securities, with the remainder in AAA-rated debt securities and money market instruments. In the same manner as all Outlook Funds, the Outlook Today Fund employs a tactical asset allocation component, which may alter the investment mix to account for changing expected risks and opportunities. When other Outlook Funds reach their target date, it is expected that shareholders will be asked to approve combining such Funds with the Outlook Today Fund.

Model-Driven Decisions

The Fund’s assets are allocated across investment groups according to a sophisticated mathematical model that was developed in 1993 and is continually refined. BGFA’s investment professionals conduct on-going research to enhance the model and to ensure that it is keeping pace with the world’s constantly changing financial markets. Using this model, BGFA gains a consistent and objective structure for making investment decisions. Unlike traditional investment funds that employ individual portfolio managers who make decisions on a more subjective basis, BGFA applies a scientific approach to investing through the use of such models.

Asset Allocation Decisions

In buying securities for each Fund, the investment model does not select individual companies. Instead, the model selects a mix of indexes by measuring their risk level and expected returns based on a proprietary set of criteria. The model then allocates a portion of each Fund’s assets to each index appropriate for each individual Fund. Where possible, each Fund will buy all the securities that comprise the recommended index. If the index includes too many securities to buy them all, or if a Fund’s recommended asset allocation is not large enough to buy all the securities of an index, the Fund will buy a representative sample. Each Fund seeks to match the index’s return as closely as possible. The model focuses on the selection of indexes or asset classes and does not try to avoid individual under-performing securities investments nor does it try to pick individual investments that might outperform the index.

This strategy stems from the belief that asset allocation decisions—which index or investment category you choose—matter more to overall investment performance than individual security selection—which stock or bond you choose.

Risk Tolerance

Two general rules of investing have shaped the Funds’ strategies:

  Higher investment returns usually go hand-in-hand with higher risk. Put another way, the greater an investment’s potential return, the greater its potential for loss. Historically, for example, stocks have outperformed bonds, but the worst year for stocks on record was much worse than the worst year for bonds.
  The longer an investor’s time horizon, the greater their risk tolerance. Their investments have more time to recoup their losses.

The Funds with longer time horizons take more risks. This normally gives investors the potential for greater returns than the Funds with shorter time horizons. As a Fund approaches its time horizon, and its investors have less time to recover from market declines, the Funds systematically reduce the level of risk. This systematic shift toward more stable investments should help secure the value of your Outlook investment as the time nears for you to begin drawing on it.

BGFA does not limit its analysis to long-term expectations. The investment models also take into account short-term market conditions. If conditions in a market have increased risk levels of an investment type or index to a point that its risk outweighs its expected returns, the model will not allocate as much of a Fund’s assets to it as it otherwise might. Conversely, the model may reduce a Fund’s allocation, even when risks have not increased, because an investment type’s or index’s expected return has fallen. This usually happens because prices in a market have risen so high that the potential for further gain appears limited.

After a Fund Reaches its Time Horizon

By the time a Fund reaches the decade identified by its name, it has reached its least aggressive state in terms of building capital. This does not mean that it invests exclusively in money market instruments. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, the Fund continues to allocate a portion of its assets to stocks and bonds, in addition to money market instruments. On average, BGFA expects that about 20% of the Fund’s assets will be invested in stocks, with the remainder in AAA-rated debt securities and money market instruments. (See note 1 on page 15 above).

Permitted Investments

We seek exposure to U.S. and foreign equity markets by investing in securities of one or more of the following stock indexes as closely as possible:

  The S&P/BARRA Value Stock Index, which consists primarily of large-capitalization of U.S. stocks with lower than average price-to-book ratios;
  The S&P/BARRA Growth Stock Index, which consists primarily of large-capitalization U.S. stocks with higher than average price-to-book ratios;
  The Intermediate Capitalization Value Index, which consists primarily of medium-capitalization U.S. stocks with lower than average price-to-book ratios;
  The Intermediate Capitalization Growth Index, which consists primarily of medium-capitalization U.S. stocks with higher than average price-to-book ratios;
  The Intermediate Capitalization Utility Stock Index, which consists primarily of medium-capitalization U.S. utility stocks;
  The Micro Capitalization Market Index, which consists primarily of small-capitalization U.S. stocks;
  The Small Capitalization Value Stock Index, which consists primarily of small-capitalization U.S. stocks with lower than average price-to-book ratios;
  The Small Capitalization Growth Stock Index, which consists primarily of small-capitalization U.S. stocks with higher than average price-to-book ratios;
  The Morgan Stanley Capital International Japan Index, consisting primarily of large-capitalization Japanese stocks; and
  The Morgan Stanley Capital International/Europe, Australasia, Far East ex-Japan Index, consisting primarily of non-Japanese foreign stocks.

Outlook Funds

We seek exposure to the U.S. fixed-income markets by investing in securities representative of one or more of the following indexes:

  The Lehman Brothers Long-Term Government Bond Index, which consists of all U.S. Government bonds with maturities of at least ten years;
  The Lehman Brothers Intermediate-Government Bond Index, which consists of all U.S. Government bonds with maturities of less than ten years but more than one year;
  The Lehman Brothers Long-Term Corporate Bond Index, which consists of all investment-grade U.S. corporate bonds with maturities of at least ten years;
  The Lehman Brothers Intermediate-Term Corporate Bond Index, which consists of all investment-grade U.S. corporate bonds with maturities of less than ten years but more than one year;
  The Lehman Brothers Mortgage-Backed Securities Index, which consists of all fixed-coupon mortgage pass-throughs issued by or backed by the U.S. Government or its agencies.

We seek foreign debt market exposure through investment in securities representative of the Solomon Brothers Non-U.S. World Government Bond Index, which consists of a range of foreign government bonds with maturities of greater than one year.

We also invest in high-quality money market instruments, including U.S. Government obligations, obligations of foreign and domestic banks, short-term corporate debt instruments and repurchase agreements.

In addition, under normal market conditions, we may invest in call and put options on stock indexes, stock index futures, options on stock index futures, and in interest rate and index futures contracts as a substitute for a comparable market position in stocks.

We are not required to keep a minimum investment in any of the asset classes, nor are we prohibited from investing substantially all of our assets in a single class. The allocation may shift at any time.

We may from time to time take temporary defensive positions that are inconsistent with a Fund’s principal investment strategies in attempting to respond to actual or anticipated adverse market, economic, political or other conditions. During such periods, we may not achieve the Fund’s objective.

Outlook Funds

Portfolio Allocations

As of February 28, 2001, each Fund’s asset weighting was as follows:
Outlook
Today	Outlook	Outlook	Outlook	Outlook
ASSET CLASS
Fund	2010 Fund	2020 Fund	2030 Fund	2040 Fund
Money Market Instruments
14%	6%	4%	2%	1%

Bonds
65%	49%	29%	15%	1%

Stocks of Largest U.S. Companies
10%	29%	46%	56%	68%

Stocks of all other U.S. Companies
5%	5%	6%	7%	10%

Stocks Trading Outside the U.S.
6%	11%	15%	20%	20%

Portfolio Management

The Funds are managed by a team of advisors who, using the allocation models, jointly make investment decisions for the Funds.

Important Risk Factors

We may incur a higher than average portfolio turnover ratio due to allocation shifts recommended by the investment model. Foreign obligations may entail additional risks. The value of investments in options on stock indexes is affected by price level movements for a particular index, rather than price movements for an individual issue.

You should consider the "Summary of Important Risks" section on page 3; the "General Investment Risks" section beginning on page 21; and the specific risks listed here. They are all important to your investment choice.

Financial Highlights

This table is intended to help you understand the Fund’s financial performance for the past 5 years (or since inception, if shorter). Total returns represent the rate that you would have earned (or lost) on an investment in a Fund (assuming reinvestment of distributions). KPMG LLP audited this information which, along with its report and each Fund’s financial statements, is available upon request in the Funds’ annual report.

For all periods shown, the Funds were feeder funds in a master/feeder arrangement. The financial performance of each Fund reflects the financial performance of the master fund.

FOR A SHARE OUTSTANDING

	OUTLOOK TODAY FUND COMMENCED ON NOV. 8, 1999	OUTLOOK 2010 FUND COMMENCED ON NOV. 8, 1999	OUTLOOK 2020 FUND COMMENCED ON NOV. 8, 1999	OUTLOOK 2030 FUND COMMENCED ON NOV. 8, 1999	OUTLOOK 2040 FUND COMMENCED ON NOV. 8, 1999

For the period ended:	Feb. 28, 2000	Feb. 28, 2000	Feb. 28, 2000	Feb. 28, 2000	Feb. 28, 2000

Net asset value, beginning of period
	$10.66	$13.83	$16.01	$18.73	$19.97

Income from investment operations:

Net investment income (loss)
	0.08	0.07	0.06	0.03	0.00
Net realized and unrealized gain (loss)

on investments
	0.00	0.13	0.30	0.54	0.80

Total from investment operations
	0.08	0.20	0.36	0.57	0.80

Less distributions:
Dividends from net investment income
	(0.05)	(0.03)	(0.02)	(0.01)	0.00
Distributions from net realized capital gain
	(0.33)	(1.05)	(1.46)	(2.22)	(1.87)

Total from distributions
	(0.38)	(1.08)	(1.48)	(2.23)	(1.87)

Net asset value, end of period
	$10.36	$12.95	$14.89	$17.07	$18.90

Total return (not annualized)[1]
	0.53%	1.08%	1.74%	2.39%	3.27%

Ratios/supplemental data:

Net assets, end of period (000s)
	$ 134	$1,661	$3,879	$1,203	$1,069

Ratios to average net assets (annualized):[2]

Ratio of expenses to average net assets
	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to

average net assets
	3.56%	2.72%	1.69%	1.06%	0.24%

Portfolio turnover[3]
	55%	49%	43%	26%	29%

Ratio of expenses to average net assets prior

to waived fees and reimbursed expenses

(annualized)[2,4]
	1.05%	1.01%	1.01%	1.02%	1.01%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.

2 Ratios include income earned and expenses charged to the Master Portfolio.

3 The Portfolio turnover rate reflects activity by the Master Portfolio.

4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

General Investment Risks

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including the Wells Fargo Funds. Certain common risks are identified in the Summary of Important Risks section on page 3. Other risks of mutual fund investing include the following:

  Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.
  We cannot guarantee that a Fund will meet its investment objective.
  We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as investment advisors, offer or promise to make good any such losses.
  Share prices—and therefore the value of your investment—will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.
  Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.
  An investment in a single Fund, by itself, does not constitute a complete investment plan.
  The Funds that invest in smaller companies, foreign companies (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. A Fund’s investment in foreign and emerging markets may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.
  The Funds may also use various derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.
  The Funds may invest a portion of their assets in U.S. Government obligations, such as securities issued or guaranteed by the Government National Mortgage Association ("GNMAs"), the Federal National Mortgage Association ("FNMAs") and the Federal Home Loan Mortgage Corporation ("FHLMCs"). These are mortgage-backed securities representing partial ownership of a pool of residential mortgage loans. Mortgage-backed securities are subject to prepayment risk, which can alter the duration of the securities and also reduce the rate of return on the portfolio. It is important to recognize that the U.S. Government does not guarantee the market value or current yield of U.S. Government obligations. Not all U.S. Government obligations are backed by the full faith and credit of the U.S. Treasury, and the U.S. Government’s guarantee does not extend to the Funds themselves. Collateralized mortgage obligations ("CMOs") typically represent principal-only and interest-only portions of such securities and are subject to increased interest-rate and credit risk.

Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for each Fund remains within the parameters of its objective and strategies.

What follows is a general list of the types of risks (some of which are described previously) that may apply to a given Fund and a table showing some of the additional investment practices that each Fund may use and the key risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

Counter-Party Risk—The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

Credit Risk—The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

Currency Risk—The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

Diplomatic Risk—The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value of liquidity of investments in either country.

Emerging Market Risk—Emerging markets investing presents special risks, including those arising because emerging markets tend to be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

Experience Risk— The risk that insufficient experience exists to forecast how a new or innovative security’s value might be affected by various market events or economic conditions.

Foreign Investment Risk— Foreign investments are subject to various additional risks, including potentially less liquidity and greater price volatility. Additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large liquid market generally exists and U.S. Trading and settlement practices reduce currency, custodial, and other operational risks.

Information Risk—The risk that information about a security is either unavailable, incomplete or inaccurate.

Interest Rate Risk—The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturity.

General Investment Risks

Leverage Risk—The risk that an investment practice, such as lending portfolio securities or engaging in forward commitments or when-issued securities transactions, may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

Liquidity Risk—The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

Market Risk—The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

Political Risk—The risk that political actions, events or instability may be unfavorable for investments made in a particular nation’s or region’s industry, government or markets.

Prepayment Risk—The risk that prepayment rates on mortgage loans or other receivables will be lower or greater than expected, which can alter the duration of a mortgage-backed security, increase interest-rate risk, and reduce rates of return.

Regulatory Risk—The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate practices that adversely affect an investment.

In addition to the general risks discussed above, and under "Summary of Important Risks," you should carefully consider and evaluate any special risks that may apply to investing in a particular Fund. See the "Important Risk Factors" section in the summary for each Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to each Fund.

Investment Practice/Risk

The following table lists certain regular investment practices of the Funds, including some not disclosed in the Investment Objective and Investment Strategies sections of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Statement of Additional Information for more information on these practices.

Remember each Fund is designed to meet different investment needs and objectives.

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Borrowing Policies

The ability to borrow money for temporary purposes	Leverage Risk
(e.g. to meet shareholder redemptions).

Floating and Variable Rate Debt
Instruments with interest rates that are adjusted either	Interest Rate and
on a schedule or when an index or benchmark changes.	Credit Risk

Foreign Securities
Equity securities issued by a non-U.S. company, which may	Information, Political,
be in the form of an ADR or similar investment, or debt	Regulatory,
securities of a non-U.S. company or foreign government.	Diplomatic, Liquidity
and Currency Risk

Illiquid Securities
A security which may not be sold or disposed of in	Liquidity Risk
the ordinary course of business within seven days
at approximately the value determined for it by the Fund.
Limited to 15% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers, dealers and financial	Credit, Counter-Party
institutions to increase return on those securities. Loans may be	and Leverage Risk
made up to 1940 Act limits (currently one-third of total assets, including the value of the collateral received).

Mortgage- and Asset-Backed Securities
Securities consisting of undivided fractional	Interest Rate, Credit
interests in pools of consumer loans, such as mortgage	Prepayment and
loans, car loans, credit card debt, or receivables	Experience Risk
held in trust.

General Investment Risks

INVESTMENT PRACTICE	PRINCIPAL RISK(S)

Options

The right or obligation to receive or deliver a security
Credit, Information
or cash payment depending on the security’s price or
and Liquidity Risk
the performance of an index or benchmark. Types of

options may include: options on securities, options on

a stock index, stock index futures and options on stock

index futures to protect liquidity and portfolio value.

Other Mutual Funds

Investments by the Fund in shares of other mutual funds,
Market Risk
which will cause Fund shareholders to bear a pro-rata portion of the other fund’s expenses, in addition to the expenses paid by the Fund.

Privately Issued Securities

Securities that are not publicly traded but which may or
Liquidity Risk
may not be resold in accordance with Rule 144A of the

Securities Act of 1933.

Repurchase Agreements

A transaction in which the seller of a security agrees to
Credit and
buy back a security at an agreed upon time and price,
Counter-Party Risk
usually with interest.

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Organization and Management of the Funds

A number of different entities provide services to the Funds. This section shows how the Funds are organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Funds.

About Wells Fargo Funds Trust

The Trust was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of the Trust supervises each Fund’s activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

The Trust was created to succeed to the assets and operations of the various mutual funds in the Stagecoach Family of Funds and the Norwest Advantage Family of Funds. The holding company of Wells Fargo Bank, the investment advisor to the Stagecoach Family of Funds, and the holding company of Norwest Investment Management, Inc. ("NIM"), the investment advisor to the Norwest Advantage Family of Funds, merged in November 1998. Each of the Funds described in this Prospectus has succeeded to the assets and operations of a corresponding Fund of Stagecoach Trust. The performance and financial statement history of each predecessor Fund has been assumed by the Trust. The succession transactions were approved by the shareholders of the Stagecoach Trust Funds. The Table on page 34 identifies the Stagecoach Trust predecessors to the Funds.

The Board of Trustees of the Trust supervises the Funds’ activities and approves the selection of various companies hired to manage the Funds’ operation. The major service providers are described in the diagram below. Except for the advisor, which generally require shareholder approval to change, if the Board believes that it is in the bests interests of the shareholders it may change service providers.

BOARD OF TRUSTEES
Supervises the Funds’ activities

INVESTMENT ADVISOR		CUSTODIAN
Barclays Global Fund Advisors		Wells Fargo Bank Minnesota, N.A.
45 Fremont Street, San Francisco, CA		6th & Marquette, Minneapolis, MN
Manages the Funds’ investment activities		Provides safekeeping for the Funds’ assets

DISTRIBUTOR	ADMINISTRATOR	TRANSFER AGENT	SHAREHOLDER SERVICING AGENTS
Stephens Inc. 111 Center St. Little Rock, AR	Wells Fargo Funds Management, LLC 525 Market St. San Francisco, CA	Boston Financial Data Services, Inc. Two Heritage Dr. Quincy, MA	Various Agents
Markets the Funds	Manages the	Maintains records	Provide
and distributes Fund shares	Funds’ business activities	of shares and supervises the payment of dividends	services to customers

FINANCIAL SERVICES FIRMS AND SELLING AGENTS
Advise current and prospective shareholders on Fund investments
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SHAREHOLDERS

In the following sections, the percentages shown are the percentages of the average annual net assets of each Outlook Fund paid on a monthly basis for the services described.

The Investment Advisor

BGFA, a wholly-owned subsidiary of Barclays Global Investors, N. A. ("BGI"), and an indirect subsidiary of Barclays Bank PLC, is the advisor for each of the Funds. BGFA invests the Funds’ assets according to various asset allocation models. No particular individuals are responsible for the day-to-day management of the Funds. BGFA was created from the sale of Wells Fargo Nikko Investment Advisors, a former affiliate of Wells Fargo Bank, to BGI. As of December 31, 2000, BGI managed or provided investment advice for assets aggregating in excess of $801 billion.

The Administrator

Wells Fargo Funds Management LLC ("Funds Management") provides the Funds with administration services, including general supervision of each Fund’s operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct each Fund’s business. For providing these services, Funds Management is entitled to receive a fee of 0.15% of the average annual net assets of each Fund.

Shareholder Servicing Plan

We have a shareholder servicing plan for each Fund. We have agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays 0.25% of its average annual net assets.

The Transfer Agent

Boston Financial Data Services, Inc. ("BFDS") provides transfer agency and dividend disbursing services to the Funds. For providing these services, BFDS receives an annual fee, certain transaction-related fees, and is reimbursed for out-of-pocket expenses incurred on behalf of the Funds.

Your Account

This section tells you how Fund shares are priced, how to open an account and how to buy, sell or exchange Fund shares once your account is open.

Pricing Fund Shares

  As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form. The price of Fund shares is based on the Fund’s NAV. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.
  We determine the NAV of each Funds’ shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting each Fund’s liabilities from its total assets, and then dividing the result by the total number of outstanding shares of that Fund. Each Fund’s assets are generally valued at current market prices. We may use fair value pricing methods to determine the value of certain assets under certain circumstances, such as when we believe that closing market prices of securities, including securities that trade primarily on a foreign exchange, do not accurately reflect their current values. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on closing market prices. See the Statement of Additional Information for further disclosure.
  We process requests to buy or sell shares of the Funds each business day as of the close of regular trading on the NYSE, which is usually 1:00 p. m. (Pacific time)/3:00 p. m. (Central time). If the NYSE closes early, the Funds may close early and may value their shares at earlier times under these circumstances. Requests we receive in proper form before this time are processed the same day. Requests we receive after the cutoff time are processed the next business day.
  The Funds are open for business on each day the NYSE is open for business. NYSE holidays include New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Check with your customer account representative or your Customer Account Agreement for the rules governing your investment.

Minimum Investments

Institutions are required to make a minimum initial investment of $2,000,000 per Fund. There are no minimum subsequent investment requirements so long as your Institution maintains account balances at or above the minimum initial investment amount. Minimum initial investment requirements may be waived for certain Institutions.

How to Buy Shares

You can open a Fund account and buy Fund shares through an Institution through which you have established a Customer Account. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:

  Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;
  Institutions are usually the holders of record of Institutional Class shares held through Customer Accounts and maintain records reflecting their customers’ beneficial ownership of the shares;
  Institutions are responsible for transmitting their customers’ purchase and redemption orders to the Funds and for delivering required payment on a timely basis;
  The exercise of voting rights and the delivery of shareholder communications from the Funds is governed by the terms of the Customer Account involved;
  Institutions may charge their customers account fees and may receive fees from us with respect to investments their customers have made with the Funds; and
  All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

Your Account How To Sell Shares

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at the Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES
  We process requests we receive from an Institution in proper form before the close of the NYSE, usually 1:00 p. m. (Pacific time)/3:00 p.m. (Central time), at the NAV determined on the same business day. Requests we receive after this time are processed on the next business day.
  Redemption proceeds are usually wired to the redeeming Institution the following business day.
  If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.
  We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or ACH have been collected. Payments of redemptions also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Payments of redemptions also may be delayed up to seven days under normal circumstances, although it is not our policy to delay such payments.
  Generally, we pay redemption requests in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of the Fund by a single shareholder over a ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders. Therefore, we may pay the redemption in part or in whole in securities of equal value.

How to Exchange Shares

Exchanges between Wells Fargo Funds are two transactions: a sale of one Fund and the purchase of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:
  You should carefully read the Prospectus for the Fund into which you wish to exchange.
  Every exchange involves selling Fund shares and that sale may produce a capital gain or loss for tax purposes.
  You may make exchanges between like shares of non-money market Funds and the Service Class shares of money market Funds. Under certain circumstances, you may exchange Institutional Class shares for Class A shares at NAV of the same or different Funds. See the Statement of Additional Information or contact your Institution for details.
  In order to discourage excessive exchange activity that could result in additional expenses and lower returns for a Fund, the Fund may restrict or refuse exchanges from market timers. You may be considered a market timer if you completed more than one exchange within a 3 month period, or seem to be following a timing pattern.

Generally, we will notify you up to 60 days in advance of any changes in your exchange privileges.

Contact your account representatives for further details.

Other Information

Income and Capital Gain Distributions

The Funds in this Prospectus pay any distributions of net investment income periodically and make capital gain distributions at least annually. Contact your Institution for distribution options.

Taxes

The following discussion regarding taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the material federal income tax considerations affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations. You should consult your tax advisor with respect to your specific tax situation. Please see the Statement of Additional Information for further income tax considerations.

We will pass on to you any net capital gain (generally the excess of net long-term capital gains over net short-term capital losses) earned by a Fund as a capital gain distribution. In general, these distributions will be taxable to you as long-term capital gains which may qualify for taxation at preferential rates in the hands of non-corporate shareholders. Any distribution that is not from net investment income, short term capital gains, or net capital gain may be characterized as a return of capital to shareholders.

Table of Predecessors

The Funds in this Prospectus were created as part of the reorganization of the Stagecoach Family of Funds, advised by Wells Fargo Bank, and the Norwest Advantage Family of Funds, advised by NIM, into a single mutual fund complex. The reorganization followed the merger of the advisors’ parent companies.

Each Fund listed below is an accounting survivor of a former Stagecoach Trust fund, as indicated in the Table of Predecessors below. The performance histories and financial highlights of each Fund include the performance histories and financial highlights of the predecessor fund.
Wells Fargo Funds Trust	Predecessor Fund

Outlook Today Fund	Stagecoach LifePath Opportunity Fund

Outlook 2010 Fund	Stagecoach LifePath 2010 Fund

Outlook 2020 Fund	Stagecoach LifePath 2020 Fund

Outlook 2030 Fund	Stagecoach LifePath 2030 Fund

Outlook 2040 Fund	Stagecoach LifePath 2040 Fund

Glossary

We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your investment professional.	ACH

Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank which banks to process checks, transfer funds and perform other tasks.

American Depositary Receipts ("ADRs")

Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR’s owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

Asset-Backed Securities

Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

Business Day

Any day the New York Stock Exchange is open is a business day for the Funds.

Capital Appreciation, Capital Growth

The increase in the value of a security. See also "total return."

Debt Securities

Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage- and other asset-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

Derivatives

Securities whose values are derived in part from the value of another security or index. An example is a stock option.

Distributions

Dividends and/or capital gains paid by a Fund on its shares.

Duration

A measure of a security’s or portfolio’s sensitivity to changes in interest rates. Duration is usually expressed in years, with longer durations typically more sensitive to interest rate changes than shorter durations.

Emerging Markets

Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

FDIC

The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored

Illiquid Security

A security which cannot be readily sold or disposed of in the ordinary course of business within seven days at approximately the value determined for it by the Fund.

Institution

Banks, pension funds, insurance companies, trusts or other similar entities. Institutions usually aggregate transactions with the Funds on behalf of groups of investors.

Liquidity

The ability to readily sell a security at a fair price.

Money Market Instruments

High-quality short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers’ acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

Net Asset Value ("NAV")

The value of a single fund share. It is determined by adding together all of a Fund’s assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

Options

An option is the right to buy or sell a security based on an agreed upon price at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

Quantitatively Measured Risk

Risk that gauges both the frequency and degree to which an asset class will perform below the long-term expected average.

Repurchase Agreement

An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

Shareholder Servicing Agent

Anyone appointed by the Fund to maintain shareholder accounts and records, assist and provide information to shareholders or perform similar functions.

Statement of Additional Information

A document that supplements the disclosure made in the Prospectus.

Time Horizon

An investments time horizon marks the point when investors plan to start making net withdrawals. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with shorter time horizons. Long-term investors are more likely to accept a greater risk of short-term loss for the opportunity of achieving greater long-term gains.

Total Return

The annual return on an investment, including any appreciation or decline in share value. Total return calculations assume reinvestment of all dividends and capital gains, reflect fee waivers, and exclude sales loads.

Turnover Ratio

The percentage of the securities held in a Fund’s portfolio, other than short-term securities, that were bought or sold within a year.

U.S. Government Obligations

Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

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YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

statement of additional information

supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

annual/semi-annual reports

provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

these documents are available free of charge:

Call: 1-800-222-8222; option 5;

write to:

Wells Fargo Funds

PO Box 8266

Boston, MA 02266-8266; or

Visit the SEC’s website at http://www.sec.gov

request copies for a fee by writing to:

SEC Public Reference Room

Washington, DC 20549-6009; or

by electronic request at publicinfo@sec.gov

Call: 1-800-SEC-0330 for details

additional services questions can be answered by calling your specific product group at wells fargo bank:

Wells Fargo Checking and Savings: 1-800-869-3557

Portfolio Advisor: 1-877-689-7882

P008 ICA Reg. No. 811-09253
(updated 7/01)	NOT FDIC INSURED – NO BANK GUARANTEE – MAY LOSE VALUE	Printed on Recycled Paper

WELLS FARGO FUNDS TRUST

Telephone: 1-800-222-8222

STATEMENT OF ADDITIONAL INFORMATION

[Dated July 1, 2001]

OUTLOOK TODAY FUND

OUTLOOK 2010 FUND

OUTLOOK 2020 FUND

OUTLOOK 2030 FUND

OUTLOOK 2040 FUND

Class A, Class B, Class C and Institutional Class

Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about five funds in the Wells Fargo Funds Trust family of funds (each, a "Fund" and collectively, the "Funds") -- the Outlook Today, Outlook 2010, Outlook 2020, Outlook 2030 and Outlook 2040 Funds. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund offers Class A, Class B, Class C and Institutional Class shares. This SAI relates to all such classes of shares.

This SAI is not a prospectus and should be read in conjunction with the Funds’ Prospectuses, dated July 1, 2001. All terms used in this SAI that are defined in the Prospectuses have the meanings assigned in the Prospectuses. The audited financial statements for the Funds, which include the portfolios of investments and independent auditors’ report for the year ended [February 28, 2001], are hereby incorporated by reference to the Annual Report. The Prospectuses and Annual Report may be obtained without charge by calling 1-800-222-8222 or by writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

TABLE OF CONTENTS

Historical Fund Information

Investment Policies

Additional Permitted Investment Activities and Associated Risks

Management

Performance Calculations

Determination of Net Asset Value

Additional Purchase and Redemption Information

Portfolio Transactions

Fund Expenses

Federal Income Taxes

Capital Stock

Other

Counsel

Independent Auditors

Financial Information

Appendix A-1

HISTORICAL FUND INFORMATION

The Funds described in this SAI were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex following the merger of the advisors’ parent companies. On March 25, 1999, the Board of Trustees of Stagecoach Trust and the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the predecessor Stagecoach Trust portfolios to the Funds (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management" or "Administrator") assumed administration responsibilities for each of the Funds from Wells Fargo Bank. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the administration agreement with Wells Fargo Bank. Funds Management, an indirect, wholly-owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund administration responsibilities of Wells Fargo Bank in early 2001. Funds Management is an affiliate of Wells Fargo Bank.

Effective May 1, 2001, the name of each Fund was changed as follows:

Prior Name	Name Effective May 1, 2001
LifePath Opportunity Fund	Wells Fargo Outlook Today Fund
LifePath 2010 Fund	Wells Fargo Outlook 2010 Fund
LifePath 2020 Fund	Wells Fargo Outlook 2020 Fund
LifePath 2030 Fund	Wells Fargo Outlook 2030 Fund
LifePath 2040 Fund	Wells Fargo Outlook 2040 Fund

On or about  June 23, 2001, each Fund withdrew its investment from its respective Barclays Global Fund Advisors ("BGFA")-advised master portfolio, and converted into a stand-alone Fund investing directly in a portfolio of securities. At that time, BGFA became the direct investment advisor to each stand-alone Fund, and receives fees at the same annual rates as were applicable under the advisory contract with each BGFA-advised master portfolio.

The Outlook Today, Outlook 2010, Outlook 2020, Outlook 2030 and Outlook 2040 Funds commenced operations on November 8, 1999, as successors to the LifePath Funds of Stagecoach Trust. The predecessor Stagecoach Trust LifePath Funds offered Class A, Class B, and Class C shares. The Class B shares of the LifePath Opportunity Fund commenced operations on June 30, 1998, and the Class C shares of the LifePath 2040 Fund commenced operations on August 1, 1998. The Class B shares of all other LifePath Funds commenced operations on March 1, 1997. The Class C shares of all other LifePath Funds commenced operations on December 1, 1998. The Institutional Class shares commenced operations on November 8, 1999. Prior to June 24, 1998, the LifePath Opportunity Fund of Stagecoach Trust was named the LifePath 2000 Fund.

Asset Allocation Strategy -- Investment Models

The Funds seek to provide investors with an asset allocation strategy designed to maximize assets consistent with the quantitatively measured risk such investors, on average, may be willing to accept given their investment time horizons. The Funds invest in a wide range of U.S. and foreign equity and debt securities and money market instruments. Each Fund, except the Outlook Today Fund, is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year stated in the title of the Fund in which they invest (e.g., investors in the Outlook 2010 Fund plan to retire, or begin to withdraw substantial portions of their investment, in the year 2010). The Outlook Today Fund is managed for investors who are retired, or are planning to retire or begin to withdraw substantial portions of their investment in the near future.

The Outlook Funds contain both ‘‘strategic’’ and ‘‘tactical’’ components, with the strategic component weighted more heavily than the tactical component. The strategic component of the Funds evaluates the risk that investors, on average, may be willing to accept given their investment time horizons. The strategic component thus determines the changing investment risk level of each Outlook Fund as time passes. The tactical component addresses short-term market conditions. The tactical component thus adjusts the amount of investment risk taken by each Fund without regard to time horizon, but rather in consideration of the relative risk-adjusted short-term attractiveness of various asset classes. The Funds may invest in a wide range of U.S. and foreign investments and market sectors and may shift their allocations among investments and sectors from time to time. To manage the Funds, BGFA employs a proprietary investment model (the ‘‘Model’’) that analyzes extensive financial and economic data, including risk correlation and expected return statistics. The Model selects indices representing segments of the global equity and debt markets and the Funds invest to create market exposure by purchasing representative samples of the indices in an attempt to replicate their performance.

The Model has broad latitude to allocate the Funds’ investments among a wide range of asset classes, including, among others, equity securities, debt securities and money market instruments. The Funds are not managed as balanced portfolios and are not required to maintain a portion of their investments in each of the permitted investment categories at all times. Until a Fund attains an asset level of approximately $100 to $150 million, the Model will allocate assets across fewer of the investment categories identified below than it otherwise would. As a Fund approaches this minimum asset level, the Model will add investment categories from among those identified below, thereby approaching the desired investment mix over time. The portfolio of investments of each Fund is compared from time to time to the Model’s recommended allocation. Recommended reallocations are implemented subject to BGFA’s assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the Model. Recommended reallocations are implemented in accordance with trading policies designed to take advantage of market opportunities and reduce transaction costs. The asset allocation mix selected by the Model is a primary determinant in the respective Fund’s investment performance. BGFA manages other portfolios that also invest in accordance with the Model. The performance of each of those other portfolios is likely to vary from the performance of the Funds. Such variation in performance is primarily due to different equilibrium asset-mix assumptions used for the various portfolios, timing differences in the implementation of the Model’s recommendations and differences in expenses and liquidity requirements. The overall management of each Fund is based on the recommendation of the Model, and no person is primarily responsible for recommending the mix of asset classes in each Fund or the mix of securities within the asset classes. Decisions relating to the Model are made by BGFA’s investment committee.

INVESTMENT POLICIES

Fundamental Investment Policies

Each Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund.

The Funds may not:

      (1)     purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements;

      (2)     purchase securities of any issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

        (3)    borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder;

        (4)    issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

        (5)    make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund’s total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

        (6)    underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting;

        (7)    purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

        (8)    purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies

Each Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust or at any time without approval of such Fund’s shareholders.

        (1)    A Fund that is purchased by another Fund in the Wells Fargo Fund family in reliance on Section 12(d)(1)(G) of the 1940 Act or an exemptive order granting relief from Section 12(d)(1)(A) will not purchase shares of any registered investment company in excess of the limitations contained in Section 12(d)(1)(A) in reliance on either section 12(d)(1)(F) or Section 12(d)(1)(G).

        (2)    Each Fund may not invest or hold more than 15% of the Fund’s net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

        (3)    Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund’s net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

        (4)    Each Fund may lend securities from its portfolio to certain pre-approved brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) the limits established by and under the 1940 Act, including any exemptive relief obtained thereunder, which limits are currently one-third of the value of a Fund’s total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

        (5)    Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund’s investments in securities of other investment companies or in entities created under the laws of foreign countries to facilitate investment in securities of that country.

        (6)    Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

        (7)    Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

Set forth below are descriptions of certain investments and additional investment policies for the Funds. Not all Funds participate in all of the investment practices described below.  For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

Asset-Backed Securities

The Funds may invest in various types of asset-backed securities. Asset-backed securities are securities that represent an interest in an underlying security. The asset-backed securities in which the Funds invest may consist of undivided fractional interests in pools of consumer loans or receivables held in trust. Examples include certificates for automobile receivables (CARS) and credit card receivables (CARDS). Payments of principal and interest on these asset-backed securities are "passed through" on a monthly or other periodic basis to certificate holders and are typically supported by some form of credit enhancement, such as a surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security’s par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse to the entity that originated the loans or receivables. The actual maturity and realized yield will vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment. Asset-backed securities are relatively new instruments and may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities. The Funds may also invest in securities backed by pools of mortgages. The investments are described under the heading "Mortgage-Related Securities."

Bank Obligations

The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Bonds

Certain of the debt instruments purchased by the Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed rate bonds.

Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

Convertible Securities

The Funds may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different user. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

The creditworthiness of the issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Funds’ financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer’s business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

Derivative Securities

The Funds may invest in various instruments that may be considered "derivatives," including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer’s credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the advisor will, consistent with the Funds’ investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

Dollar Roll Transactions

The Funds may enter into "dollar roll" transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund’s use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Funds will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Fixed-Income Securities

Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody’s Investors Service, Inc. ("Moody’s") and "BBB" by Standard & Poor’s Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") and Duff & Phelps Credit Rating Co. ("Duff"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Securities which are rated "Baa" by Moody’s are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody’s to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rated categories. Securities rated "BBB" by Fitch are considered investment grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. Securities rated "BBB" by Duff have below average protection factors but nonetheless are considered sufficient for prudent investment. If a security held by a Fund is downgraded to a rating below investment grade, such Fund may continue to hold the security until such time as the Advisor determines it to be advantageous for the Fund to sell the security.

Floating- and Variable-Rate Obligations

The Funds may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and each Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund’s portfolio. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Foreign Securities

The Funds may invest in foreign company stocks which may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer’s home country. Concentrated investment in any single country, especially a less developed country, would make the Fund’s value more sensitive to economic, currency and regulatory changes within that country. The Funds may also invest in securities of companies located or operating in countries considered developing or to have "emerging" stock markets. Emerging market countries are often dependent on international trade and are therefore often vulnerable to events in other countries. They may have less developed financial systems and volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries, which may make them more difficult to sell, particularly during a market downturn.

Each Fund may invest in high-quality, short-term debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and short-term debt obligations of foreign governmental agencies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Funds may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The Funds may enter into forward currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Forward Commitment, When-Issued and Delayed-Delivery Transactions

The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Delivery and payment on such transaction normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each such Fund’s commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Futures Contracts and Options Transactions

In General. The Funds may enter into and engage in futures contracts and options transactions as discussed below. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

Although the Funds intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer’s futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value of the relevant Fund.

The Funds may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Funds’ futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

Initially, when purchasing or selling futures contracts a Fund will be required to deposit with its custodian in the broker’s name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

The Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

Stock Index Options. The Funds may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund’s portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund’s custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

Stock Index Futures and Options on Stock Index Futures. The Funds may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Funds may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Funds may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Funds’ portfolio securities which are the subject of the transaction.

The Funds may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

Interest-Rate and Index Swaps. The Funds may enter into interest-rate and index swaps in pursuit of its investment objectives. Interest-rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Funds. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

Illiquid Securities

The Funds may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund.

Loans of Portfolio Securities

Each Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Advisor, or the Distributor.

Money Market Instruments

The Funds may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody’s or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by BGFA, as investment advisor; and (iv) repurchase agreements. The Funds also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Mortgage-Related Securities

The Funds may invest in mortgage-related securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage pass-through securities created by non- government issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Prepayment Risk. The stated durations of mortgage-related securities may be shortened or lengthened by variations in prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the average duration of a particular mortgage-related security. Variations in the duration of mortgage-related securities will affect the yield of the Fund. Early or delayed repayments of principal on mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

Collateralized Mortgage Obligations ("CMOs") and Adjustable Rate Mortgages ("ARMs"). The Funds may also invest in investment grade CMOs. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with the Fund’s investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

The Funds each may invest in ARMs issued or guaranteed by the GNMA, FNMA or the FHLMC. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMs have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

The interest rates on the mortgages underlying the ARMs and some of the CMOs in which the Funds may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined commonly-recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The net asset value of a Funds’ shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of a Fund or if the Funds sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The holder of ARMs and CMOs are also subject to repayment risk.

The Funds will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities. High-risk mortgage securities are generally those with long durations or those which are likely to be more sensitive to interest-rate fluctuations.

Other Investment Companies

The Funds may invest in shares of other registered investment companies, generally up to the limits prescribed by Section 12(d) of the 1940 Act. Other investment companies in which the Funds invest that are outside the Wells Fargo Funds family can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Funds.

Pass-Through Obligations

The Funds may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the GNMA) or those that are guaranteed by an agency or instrumentality of the U.S. Government or government-sponsored enterprise (such as FNMA or FHLMC) or bonds collateralized by any of the foregoing.

Privately Issued Securities

The Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by the investment advisor to be "illiquid" are subject to the Funds’ policy of not investing more than 15% of its net assets in illiquid securities. The Advisor, under guidelines approved by Board of Trustees of the Company, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements. Each Fund may enter into repurchase agreements, wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Funds’ disposition of the security may be delayed or limited.

A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund’s net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment advisor. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the Advisor.

Reverse Repurchase Agreements

The Funds may enter into reverse repurchase agreements (an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price at which the Funds are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short-Term Corporate Debt Instruments

The Funds may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

The Funds also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. The Funds will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody’s or "AA" by S&P.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer. A Fund’s ability to enter into short sales transactions is limited by the requirements of the Investment Company Act of 1940 (the "1940 Act").

Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold an would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund’s decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position.

In view of the Securities and Exchange Commission ("SEC"), a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by each Fund will be "against the box," or the Fund’s obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Stripped Obligations

The Funds may purchase Treasury receipts, securities of government-sponsored enterprises (GSEs), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities the Funds may purchase are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. The Funds will not purchase stripped mortgage-backed securities ("SMBS"). The stripped securities purchased by the Funds generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased by the Funds are not subject to prepayment or extension risk.

The Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Funds in such participations will not exceed 5% of the value of the Funds’ total assets.

Synthetic Convertible Securities

Each Fund may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody’s or Standard & Poor’s and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments

The Funds may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund. To the extent the ratings given by Moody’s or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody’s and S&P are more fully described in the Appendix.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Warrants

The Funds each may invest in warrants (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The price of warrants do not necessarily correlate with the prices of the underlying securities.

Zero Coupon Bonds

The Funds may invest in zero coupon bonds. Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value, when interest rates fall, zero coupon securities rise more rapidly in value because the bonds carry fixed interest rates that become more attractive in a falling interest rate environment.

Nationally Recognized Ratings Organizations

The ratings of Moody’s, S&P, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

MANAGEMENT

The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Trustees and principal executive Officers of the Trust are listed below. The address of each, unless otherwise indicated, is 525 Market Street, 12th Floor, San Francisco, CA 94105. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

Principal Occupations
Name, Age and Address	Position	During Past 5 Years
*Robert C. Brown, 69 5038 Kestral Parkway South Sarasota, FL 34231	Trustee	Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation since February 1993.

Thomas S. Goho, 58 321 Beechcliff Court Winston-Salem, NC 27104	Trustee	Business Associate Professor, Wake Forest University, Calloway School of Business and Accountancy since 1994.

Peter G. Gordon, 58 Crystal Geyser Water Co. 55 Francisco Street, Suite 410 San Francisco, CA 94133	Trustee	Chairman and Co-Founder of Crystal Geyser Water Company and President of Crystal Geyser Roxane Water Company since 1977.

*W. Rodney Hughes, 74 31 Dellwood Court San Rafael, CA 94901	Trustee	Private Investor.
Richard M. Leach, 67 P.O. Box 1888 New London, NH 03257	Trustee	President of Richard M. Leach Associates (a financial consulting firm) since 1992.
*J. Tucker Morse, 56 10 Legare Street Charleston, SC 29401	Trustee	Private Investor/Real Estate Developer; Chairman of Vault Holdings, LLC.

Timothy J. Penny, 49 500 North State Street Waseca, MN 56093	Trustee	Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey Institute, Minneapolis, Minnesota (a public policy organization) since January 1995.
Donald C. Willeke, 60 201 Ridgewood Avenue Minneapolis, MN 55403	Trustee	Principal of the law firm of Willeke & Daniels.
Michael J. Hogan, 42	President	Executive Vice President of Wells Fargo Bank, N.A. since July 1999. Senior Vice President of Wells Fargo Bank, N.A. from April 1997 to May 1999. Vice President of American Express Financial Advisors from May 1996 to April 1997, and Director of American Express Financial Advisors from March 1993 to May 1996.
Karla M. Rabusch, 42	Treasurer	Senior Vice President of Wells Fargo Bank, N.A., since May 2000. Vice President of Wells Fargo Bank, N.A. from December 1997 to May 2000. Prior thereto, Director of Managed Assets Investment Accounting of American Express Financial Advisors from May 1994 to November 1997.
C. David Messman, 40	Secretary	Vice President and Senior Counsel of Wells Fargo Bank, N.A. since January 1996. Prior thereto, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission.

Each of the Trustees and Officers listed above act in the identical capacities for Wells Fargo Variable Trust and Wells Fargo Core Trust (including the Trust, collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of the Trust, and also for such Committees of each other trust in the Fund Complex.

Each Trustee receives an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also receives a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting is held absent a full Board meeting, each attending Trustee will receive a $1,000 combined fee. These fees apply equally for in-person or telephonic meetings, and Trustees are reimbursed for all out-of-pocket expenses related to attending meetings. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or an other member of the Fund Complex. The Trust’s officers are not compensated by the Trust for their services. For the year ended February 29, 2000, the Trustees received the following compensation:

Compensation Table Year Ended February 29, 2000
Trustee	Compensation
Robert C. Brown	$16,500
Donald H. Burkhardt*	$17,500
Jack S. Euphrat*	$17,500
Thomas S. Goho	$17,500
Peter G. Gordon	$17,500
W. Rodney Hughes	$16,500
Richard M. Leach	$15,250
J. Tucker Morse	$16,500
Timothy J. Penny	$17,500
Donald C. Willeke	$17,500

*Retired as of December 31, 2000.

As of the date of this SAI, Trustees and Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

Investment Advisor. As discussed under the "Historical Information Section", BGFA became the direct investment advisor to each stand-alone Fund on [June 23, 2001.] BGFA, as Advisor, provides investment advisory services to each Fund. As Advisor, BGFA is responsible for developing the investment policies and guidelines for the Funds and for maintaining the investment models that determine the asset allocation unit of each Fund. For providing investment advisory services, BGFA is entitled to receive a monthly fee of 0.55% of each Fund’s average daily net assets, the same fee BGFA received under its advisory contract with each BGFA-advised master portfolio in which each respective Fund formerly invested.

As of the fiscal year-end, the Funds were master-feeder funds that invested substantially all of their assets in a corresponding master portfolio with a substantially similar investment objective and strategies. Accordingly, the information below showing the dollar amounts of advisory fees paid shows the dollar amount of advisory fees paid by the previous corresponding master portfolio of each Fund to BGFA, without waivers:

Master Portfolio	Year Ended 2/29/00	Year Ended 2/28/99	Year Ended 2/28/98

LifePath 2000 Master Portfolio	$ 529,139	$ 630,133	$ 656,142
LifePath 2010 Master Portfolio	$1,282,599	$1,236,989	$1,018,984
LifePath 2020 Master Portfolio	$2,101,737	$1,882,147	$1,572,634
LifePath 2030 Master Portfolio	$1,501,573	$1,405,948	$1,048,151
LifePath 2040 Master Portfolio	$2,790,585	$2,472,170	$1,767,632

Administrator. As discussed in the "Historical Fund Information" section, Funds Management assumed administration responsibilities for each of the Funds from Wells Fargo Bank on March 1, 2001. Accordingly, Funds Management serves as Administrator on behalf of each Fund pursuant to an Administration Agreement. Under the Administration Agreement between Funds Management and the Trust, Funds Management shall provide as administration services, among other things: (i) general supervision of the Funds’ operations, including coordination of the services performed by each Fund’s investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for each Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust’s Officers and Board of Trustees. Funds Management also furnishes office space and certain facilities required for conducting the Funds’ business together with ordinary clerical and bookkeeping services. Funds Management is entitled to receive a fee of up to 0.15% of each Fund’s average daily net assets on an annual basis.

As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach Trust Funds, therefore, certain information shown below concerning the dollar amounts of administration fees paid shows the dollar amount of fees paid to the administrator(s) by the predecessor portfolio.

Wells Fargo Bank was the administrator for the Funds from November 8, 1999 through February 28, 2001. The predecessor Stagecoach Trust Funds had retained Wells Fargo Bank as Administrator for the period from April 1, 1999 through the Reorganization on November 5, 1999, under the same terms as are currently in effect. Prior to April 1, 1999, Wells Fargo served as Administrator and Stephens Inc. ("Stephens") served as Co-Administrator on behalf of each Fund. Wells Fargo Bank and Stephens were entitled to receive a monthly fee of 0.03% and 0.04%, respectively, of the average daily net assets of each Fund.

For the periods indicated below, the Funds paid the following dollar amounts to Wells Fargo Bank and Stephens for administration and co-administration fees:

Year Ended		Year Ended	Year Ended
2/28/01		2/29/00	2/28/99
Fund	Wells Fargo Bank	Wells Fargo	Stephens	Wells Fargo	Stephens
Outlook Today Fund		$ 80,141	$1,931	$ 22,853	$ 30,294
Outlook 2010 Fund		$149,355	$3,276	$ 36,185	$ 47,967
Outlook 2020 Fund		$267,609	$5,799	$ 66,125	$ 87,654
Outlook 2030 Fund		$213,679	$4,800	$ 53,371	$ 70,747
Outlook 2040 Fund		$457,652	$9,899	$107,988	$143,148

Distributor. Stephens, the Distributor, located at 111 Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Funds. The Funds have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for certain classes of their shares. The Plan was adopted by the Trust’s Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

Under the Plan and pursuant to the related Distribution Agreement, the Class A shares pay Stephens a fee of 0.25% and the Class B and Class C shares pay Stephens a fee of 0.75%, as compensation for distribution-related services or as reimbursement for distribution-related expenses. The fee is based on the average daily net assets attributable to each Class.

The actual fee payable to the Distributor by these Classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

As discussed in the "Historical Fund Information" section, the Funds were created as part of the reorganization of the Stagecoach Trust into Wells Fargo Funds Trust. Therefore, the information shown below concerning the fees received by the Funds’ Distributor shows the fees paid by the predecessor portfolio that is considered the surviving entity for accounting purposes to its respective Distributor. The predecessor Stagecoach Funds had also retained Stephens as their Distributor.

For the period ended February 29, 2000, the Outlook Funds paid the Distributor the following fees for distribution-related services, as set forth below, under each Fund’s Plan:

Fund	Total	Printing & Mailing Prospectus	Marketing Brochures	Compensation to Underwriters
Outlook Today Class A Class B Class C
$133,569 $36,047 $56,640
		N/A N/A N/A	N/A N/A N/A
$133,569 $36,047 $56,640

Outlook 2010 Class A Class B Class C
$233,560 $188,302 $22,615
		N/A N/A N/A	N/A N/A N/A
$233,560 $188,302 $22,615

Outlook 2020 Class A Class B Class C
$442,019 $296,934 $10,586
		N/A N/A N/A	N/A N/A N/A
$442,019 $296,934 $10,586

Outlook 2030 Class A Class B Class C
$352,700 $241,495 $4,535
		N/A N/A N/A	N/A N/A N/A
$352,700 $241,495 $4,535

Outlook 2040 Class A Class B Class C
$710,856 $608.970 $35,086
		N/A N/A N/A	N/A N/A N/A
$710,856 $608,970 $35,086

General. The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days’ written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Plan requires that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

Wells Fargo Bank, an interested person (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, acts as a selling agent for the Funds’ shares pursuant to selling agreements with Stephens authorized under the Plan. As a selling agent, Wells Fargo Bank has an indirect financial interest in the operation of the Plans. The Board of Trustees has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorize the relationships with selling agents, including Wells Fargo Bank, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. These relationships and distribution channels are believed by the Board to provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management.

Shareholder Servicing Agent. The Funds have approved a Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request.

For providing shareholder services, a Servicing Agent is entitled to a fee from each class of the applicable Fund of 0.25% on an annualized basis, of the average daily net assets of the class of shares owned of record or beneficially by the customers of the Servicing Agent during the period for which payment is being made. The Servicing Plan and related Shareholder Servicing Agreements were approved by the Trust’s Board of Trustees and provide that a Fund shall not be obligated to make any payments under such Plan or related Agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

General. The Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of the Trustees of the Trust and the Non-Interested Trustees. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Trustees and Non-Interested Trustees. Servicing Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees, including a majority of the Non-Interested Trustees. No material amendment to the Servicing Plan or related Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

The Servicing Plan requires that the Administrator shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.

Custodian. Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank MN" or "Custodian"), formerly known as Norwest Bank Minnesota, N.A., located at 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as custodian, Wells Fargo Bank MN is entitled to receive [0.02%] of the average daily net assets of each Fund.

Fund Accountant. Forum Accounting Services, LLC ("Forum Accounting"), located at Two Portland Square, Portland, Maine 04101, serves as Fund Accountant for the Funds. For its services as Fund Accountant, Forum Accounting is entitled to receive a monthly base fee per Fund [ranging from $2,000 up to $5,833 for Funds with significant holdings of asset-backed securities]. In addition, each Fund pays a monthly fee of $1,000 per class, and Forum Accounting is entitled to receive a fee equal to 0.0025% of the average annual daily net assets of each Fund.

Transfer and Dividend Disbursing Agent. Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Funds. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complete base fee from all the Funds of the Trust, Wells Fargo Core Trust and Wells Fargo Variable Trust.

Underwriting Commissions. Stephens serves as the principal underwriter distributing securities of the Funds on a continuous basis. Stephens served as principal underwriter of the Stagecoach predecessor portfolios. The information shown below regarding underwriting commissions paid for the last three fiscal years reflects the amounts paid by the predecessor Stagecoach fund family.

For the periods indicated below, the aggregate dollar amount of underwriting commissions paid to Stephens and the amounts retained by Stephens are as follows:

Year Ended 2/29/00		Year Ended 2/28/99		Year Ended 2/28/98
Paid	Retained	Paid	Retained	Paid	Retained
$119,353	$119,353	$6,214,051	$2,289,826	$7,671,295	$939,892

Code of Ethics. The Fund Complex, the Advisor, the Sub-Advisors and Stephens each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with the amendments to Rule 17j-1 under the 1940 Act as set forth in the August 20, 1999 Adopting Release. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Advisor, Sub-Advisors and Stephens are on public file with, and are available from, the SEC.

PERFORMANCE CALCULATIONS

The Funds may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund’s expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Performance information for a Fund or Class of shares in a Fund may be useful in reviewing the performance of such Fund or Class of shares and for providing a basis for comparison with investment alternatives. The performance of a Fund and the performance of a Class of shares in a Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Funds. Annual and Semi-Annual Reports for the Funds may contain additional performance information, and are available free of charge upon request.

Average Annual Total Return: The Funds may advertise certain total return information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)n=ERV.

Average Annual Total Return for the Period Ended February 29, 20001

Fund	Inception[2]	Ten Year	Five Year	One Year
Outlook Today
Class A Class B Class C Institutional Class	6.32% 6.74% 6.84% 7.37%	N/A N/A N/A N/A	7.17% 7.64% 7.91% 8.45%	-1.52% -1.05% 2.93% 4.40%
Outlook 2010
Class A Class B Class C Institutional Class	10.46% 10.87% 10.96% 11.53%	N/A N/A N/A N/A	11.94% 12.42% 12.66% 13.24%	1.32% 2.10% 5.94% 7.33%
Outlook 2020
Class A Class B Class C Institutional Class	13.36% 13.81% 13.89% 14.51%	N/A N/A N/A N/A	15.30% 15.85% 16.05% 16.69%	4.09% 4.94% 8.87% 10.55%
Outlook 2030
Class A Class B Class C Institutional Class	15.48% 15.91% 15.97% 16.62%	N/A N/A N/A N/A	17.91% 18.45% 18.63% 19.30%	6.14% 7.19% 11.06% 12.60%
Outlook 2040
Class A Class B Class C Institutional Class	17.79% 18.22% 18.30% 18.97%	N/A N/A N/A N/A	20.47% 21.01% 21.20% 21.91%	9.00% 10.07% 14.07% 15.70%

____________________

1 Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

2 For purposes of showing performance information, the inception date of each Fund’s predecessor portfolio is the commencement date stated in the "Historical Fund Information" section of this SAI. The actual inception date of each Class may differ from the inception date of the corresponding Fund. Values for the Institutional Class shares of the LifePath Funds are calculated using Class A share performance adjusted to reflect the Institutional Class expenses.

Cumulative Total Return. In addition to the above performance information, each Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

Cumulative Total Return for the Year Ended February 29, 20001

Fund	Inception[2]	Five Year	One Year
Outlook Today
Class A Class B Class C Institutional Class	44.43% 47.85% 48.68% 53.14%	41.40% 45.52% 46.35% 50.00%	-1.52% -1.05% 2.93% 4.40%
Outlook 2010
Class A Class B Class C Institutional Class	81.60% 85.65% 86.55% 92.37%	75.78% 80.57% 81.47% 86.22%	1.32% 2.10% 5.94% 7.33%
Outlook 2020
Class A Class B Class C Institutional Class	112.17% 117.27% 118.11% 125.32%	103.78% 109.64% 110.50% 116.40%	4.09% 4.94% 8.87% 10.55%
Outlook 2030
Class A Class B Class C Institutional Class	137.03% 142.45% 143.18% 151.42%	127.86% 134.17% 134.91% 141.69%	6.14% 7.19% 11.06% 12.60%
Outlook 2040
Class A Class B Class C Institutional Class	167.01% 172.88% 173.99% 183.41%	169.15% 161.44% 161.55% 169.25%	9.00% 10.07% 14.07% 15.70%

____________________

1 Return calculations reflect the inclusion of front-end sales charges for Class A shares and the maximum applicable contingent deferred sales charge for Class B and Class C shares.

2 For purposes of showing performance information, the inception date of each Fund’s predecessor portfolio is as follows: LifePath Funds -- March 3, 1997. The actual inception date of each Class may differ from the inception date of the corresponding Fund. Values for the Institutional Class shares of the LifePath Funds are calculated using Class A share performance adjusted to reflect the Institutional Class expenses.

The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a Fund or to a particular class of a Fund.

In addition, investors should recognize that changes in the net asset values of shares of each class of a Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class’ yield in ascertaining such class’ total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

From time to time and only to the extent the comparison is appropriate for a Fund or a Class of shares, the Trust may quote the performance or price-earning ratio of a Fund or a Class of in advertising and other types of literature as compared with the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue’s Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a Fund or a class also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Funds’ performance will be calculated by relating net asset value per share of each class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions paid, at the end of the period. The Funds’ comparative performance will be based on a comparison of yields or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

Any such comparisons may be useful to investors who wish to compare past performance of the Funds or a class of shares with the performance of a Fund’s competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of each class of shares of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of a Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of a Fund with respect to the particular industry or sector.

The Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

The Trust also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRRO, such as Standard Poor’s Corporation. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold a Fund’s shares since the rating would not comment on the market price of a Fund’s shares or the suitability of a Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to a Fund or its investments. The Trust may compare the performance of each class of shares of a Fund with other investments which are assigned ratings by NRROs. Any such comparisons may be useful to investors who wish to compare each class’ past performance with other rated investments.

From time to time, a Fund may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Wells Fargo Funds Trust, provides various services to its customers that are also shareholders of the Funds. These services may include access to Wells Fargo Funds Trust’s account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Wells Fargo Funds Trust account statements."

The Trust also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. (formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1997 survey "America’s Top 300 Money Managers." This survey ranks money managers in several asset categories. The Trust also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Trust’s investment Advisor and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of June 30, 1999, Wells Fargo Bank and its affiliates managed over $131 billion in assets.

The Trust may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Trust may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

DETERMINATION OF NET ASSET VALUE

Net asset value per share for each class of the Funds is determined as of the close of regular trading (currently 1:00 p.m. (Pacific time), 3:00 p.m. (Central time), 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Funds’ shares.

Securities of a Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other Fund securities, including U.S. Government securities but excluding money market instruments and debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Trust’s Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of a Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust’s Board of Trustees and in accordance with procedures adopted by the Trustees.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds may be purchased on any day the Funds are open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

Payment for shares may, in the discretion of the advisor, be made in the form of securities that are permissible investments for the Funds. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

Under the 1940 Act, the Funds reserve the right to reject any purchase orders, and may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust’s responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.

The dealer reallowance for Class A shares is as follows:

	FRONT-END SALES	FRONT-END SALES	DEALER
	CHARGE AS %	CHARGE AS %	ALLOWANCE
AMOUNT	OF PUBLIC	OF NET AMOUNT	AS % OF PUBLIC
OF PURCHASE	OFFERING PRICE	INVESTED	OFFERING PRICE
Less than $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.00%
$250,000 to $499,999	2.75%	2.83%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over[1]	0.00%	0.00%	1.00%

1We will assess Class A shares purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase. Charges are based on the lower of the

NAV on the date of purchase or the date of redemption.

Purchases and Redemptions Through Brokers and/or Their Affiliates. A broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectus in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Reduced Sales Charges for Former Norwest Advantage Fund Class B Shareholders. No contingent deferred sales charge is imposed on redemptions of Class B shares of a former Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

Reduced Sales Charges for Employees of the Transfer Agent. Employees of Boston Financial Data Services, Inc., transfer agent for the Trust, may purchase Class A shares at net asset value.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trust’s Board of Trustees, BGFA, as advisor, is responsible for each Fund’s portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the advisor to obtain the best results taking into account the dealer’s general execution and operational facilities, including, without limitation, the size and type of transaction involved, the dealer’s risk in positioning the securities involved, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions and the reasonableness of the spread or commission, if any. While the advisor generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or affiliated brokers. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

In placing orders for portfolio securities of a Fund, the advisor is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the advisor will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees. BGFA does not engage in directed brokerage practices.

Portfolio Turnover. The portfolio turnover rate is not a limiting factor when the advisor deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences.

Brokerage Commissions. For the fiscal year ended February 28, 2001, the following Funds paid the following brokerage commissions:

Fund	Total Commissions
Outlook Today	$
Outlook 2010	$
Outlook 2020	$
Outlook 2030	$
Outlook 2040	$

[No commissions were paid to affiliated brokers.]

Securities of Regular Broker-Dealers. As of February 28, 2001, the following Funds held securities of their regular broker-dealers as indicated in the amounts shown:

Fund	Broker Dealer	Amount
Outlook Today
Outlook 2010
Outlook 2020
Outlook 2030
Outlook 2040

FUND EXPENSES

Funds Management has committed to reimburse each Fund for some of its operating expenses or to waive a portion of the fees payable to it in order to maintain a certain operating expense ratio. Funds Management has committed to maintain the current net operating expense ratios as described in the Prospectus through June 30, 2002. Actual reimbursements and waivers have a positive effect on performance information. For the year ended February 29, 2000, Wells Fargo Bank waived a portion of each Fund’s expenses. Expense waiver information is included in the Funds’ Statements of Operations listed in their Annual Report.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Stephens or Funds Management or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the net asset value per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust’s Board of Trustees deems equitable.

FEDERAL INCOME TAXES

The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus of each Fund generally describes the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

General. The Trust intends to continue to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of the Fund’s shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to each Fund, rather than to the Trust as a whole. In addition, capital gains, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gain distributed to its shareholders.

Qualification as a regulated investment company under the Code requires, among other things, that each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

The Funds must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (including, for this purpose, net short-term capital gain) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Funds intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

Taxation of Fund Investments. Except as provided herein, gains and losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

Gains recognized on the disposition of a debt obligation (including tax-exempt obligations) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

Under Section 988 of the Code, a Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Funds will attempt to monitor Section 988 transactions, where applicable, to avoid adverse Federal income tax impact.

Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund’s disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

Foreign Taxes. Income and dividends received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain circumstances, a regulated investment company is eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. None of the Funds expects to qualify for the election.

Capital Gain Distributions. Distributions which are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund’s actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Disposition of Fund Shares. A disposition of Fund shares pursuant to a redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Backup Withholding. The Trust may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Trust that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder’s Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Trust also could subject the investor to penalties imposed by the IRS.

Foreign Shareholders. Under the Code, distributions attributable to net investment income, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Capital gain distributions generally are not subject to tax withholding.

New Regulations. On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

Corporate Shareholders. Corporate shareholders of the Funds may be eligible for the dividends-received deduction on dividends distributed out of a Fund’s income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

Tax-Deferred Plan. The shares of the Funds are available for a variety of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes. Investors should contact their selling agents for details concerning retirement plans.

Other Matters. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Funds. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local or foreign taxes.

CAPITAL STOCK

The Funds are five of the funds in the Wells Fargo Funds Trust family of funds. The Trust was organized as a Delaware business trust on March 10, 1999.

Most of the Trust’s Funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a contingent-deferred sales charge, that are offered to retail investors. Certain of the Trust’s Funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a Fund represents an equal, proportionate interest in the Fund with all other shares. Shareholders bear their pro rata portion of the Fund’s operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Shareholder Services at 1-800-222-8222 if you would like additional information about other Funds or classes of shares offered.

With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund’s fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract, since it affects only one Fund, is a matter to be determined separately by Series. Approval by the shareholders of one Series is effective as to that Series whether or not sufficient votes are received from the shareholders of the other Series to approve the proposal as to those Series.

As used in the Prospectuses and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the Class represented at a meeting if the holders of more than 50% of the outstanding shares of the Class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust’s outstanding shares.

Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued, will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Set forth below, as of May 25, 2000, is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

5% Ownership as of MAY 25, 2000
Fund	Name and Address	Type of Ownership	Percentage of Class	Percentage of Fund
OUTLOOK TODAY FUND
Class A	Wells Fargo Bank FBO Retirement Plans Omnibus PO Box 63015 San Francisco, CA 94163-0001	Record	16.60%	12.57%

Class B	N/A

Class C	MLPF&S For The Sole Benefit Of Its Customers ATTN: Mutual Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	Record	9.54%	1.06%

	Dean Witter For The Benefit of Mario Crivello, Trustee FBO Sam and Isabella Crivello PO Box 250 Church Street Station New York, NY 10008-0250	Record	7.75%	0.86%

Institutional Class	Norwest Bank Minnesota N.A. FBO WO LifePath Off Fund R/R P.O. Box 1835 Minneapolis, MN 55480-1533	Record	96.10%	1.26%

OUTLOOK 2010 FUND
Class A	Wells Fargo Bank, N.A. FBO Retirement Plans Omnibus PO Box 63015 San Francisco, CA 94163-0001	Record	22.62%	15.73%

Class B	N/A

Class C	Dean Witter For The Benefit of Land Concern Ltd. PO Box 250 Church Street Station New York, NY 10008-0250	Record	6.56%	0.30%

	Dean Witter For The Benefit of Wells Fargo Bank Loan Collateral PO Box 250 Church Street Station New York, NY 10008-0250	Record	8.17%	0.37%

	NFSC FEBO #CM5-600741 David Lazer P/ADM David Lazer Inc. Empl. Ret. Tr. PO Box 1056 Southampton, NY 11969-1056	Record	5.21%	0.24%

	EMJAYCO Omnibus Account, FBO P.O. Box 17909 Milwaukee, WI 53217-0909	Record	9.55%	0.43%

Institutional Class	Norwest Bank MN N.A. FBO WF LifePath 2010 R/R P.O. Box 1533 Minneapolis, MN 55480-1533	Record	97.42%	1.53%

OUTLOOK 2020 FUND
Class A	Wells Fargo Bank, N.A. FBO Retirement Plans Omnibus PO Box 63015 San Francisco, CA 94163-0001	Record	22.49%	16.90%

Class B	N/A

Class C	Dean Witter For The Benefit of Richard Branning PO Box 250 Church Street Station New York, NY 10008-0250	Record	5.32%	0.09%

	Dean Witter For The Benefit of Robert W. Simpson TTEE PO Box 250 Church Street Station New York, NY 10008-0250	Record	5.31%	0.09%

	EMJAYCO Omnibus Account, FBO P.O. Box 17909 Milwaukee, WI 53217-0909	Record	5.31%	0.09%

	EMJAYCO Omnibus Account, FBO P.O. Box 17909 Milwaukee, WI 53217-0909	Record	21.98%	0.49%

Institutional Class	EMSEO & Co. Wells Fargo LifePath 2020 Fund CL I P.O. Box 1450 NW 8477 Minneapolis, MN 88485-1450	Record	75.55%	1.69%

OUTLOOK 2030 FUND
Class A	Wells Fargo Bank, N.A. FBO Retirement Plans Omnibus PO Box 63015 San Francisco, CA 94163-0001	Record	25.61%	19.77%

Class B	N/A

Class C	Terry E. Hedemark & Susan C. Hedemark JTTEN 3248 Catawba Dr. Cameron Park, CA 95682-7643	Beneficial	6.55%	0.07%
	EMJAYCO Omnibus Account PO Box 17909 Milwaukee, WI 53217-0909	Record	40.48%	0.42%

	Dean Witter for the Benefit of David Man LY PO Box 250 Church Street Station New York, NY 10008-0250	Record	5.10%	0.05%

	EMJAYCO Omnibus Account 17909 P.O. Box Milwaukee, MI 53217-0909	Record	39.76%	0.45%

Institutional Class	Norwest Bank MN N.A. FBO WF LifePath 2030 R/R P.O. Box 1533 Minneapolis, MN 58480-1533	Record	57.91%	0.66%

OUTLOOK 2040 FUND
Class A	Wells Fargo Bank, N.A. FBO Retirement Plans Omnibus PO Box 63015 San Francisco, CA 94163-0001	Record	27.56%	20.14%

	Wells Fargo Bank, N.A. TTEE FBO National Benefit Retirement Plans P.O. Box 9800 Calabasis, CA 91372	Record	5.06%	3.70%

Class B	N/A

Class C	Dean Witter for the Benefit of Cynthia Genera Orlandi TTEE of TI PO Box 250 Church Street Station New York, NY 10008-0250	Record	11.13%	0.20%

	MLPF&S for The Benefit of its Customers Attn: Mutual Fund Administrators 4800 Deer Lake Drive East 3rd Floor Jacksonville, FL 32246-6484	Record	5.59%	0.10%

	EMJAYCO Omnibus Account P.O. Box 17909 Milwaukee, WI 53217-0909	Record	8.26%	0.15%

	Dean Witter for the Benefit of Paolo Orlandi TTEE P.O. Box 250 Church Street Station New York, NY 10008-250	Record	11.13%	0.20%

	Norwest Bank MN N.A. FBO WF LifePath 2040 R/R Attn: Mutual Fund OPS P.O. Box 1533 Minneapolis, MN 55480-1533	Record	61.99%	0.23%

	Wells Fargo Bank N.A. FBO NBRP/Middlesex A/C 4300415001 P.O. Box 9800 MAC E2141-028 Calabasas, CA 91372-0800	Record	9.88%	0.04%

Institutional Class	EMJAYCO Omnibus Account, FBO 17909 P.O. Box Milwaukee, WI 53217-0909	Record	13.05%	0.05%

	Hep & Co. FBO Wells Fargo Bank Mutual Funds MAC 2141-028 9800 P.O. Box Calabasas, CA 91372-0800	Record	12.27%	0.05%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

OTHER

The Trust’s Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the U.S. Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

COUNSEL

Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Funds’ Prospectuses.

INDEPENDENT AUDITORS

KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP’s address is Three Embarcadero Center, San Francisco, California 94111.

FINANCIAL INFORMATION

The portfolios of investments, financial statements, financial highlights and independent auditors report for the Outlook Today, Outlook 2010, Outlook 2020, Outlook 2030 and Outlook 2040 Funds for the year ended February 29, 2000, are hereby incorporated by reference to the Funds’ Annual Report.

APPENDIX

The following is a description of the ratings given by Moody’s and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate Bonds

Moody’s: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody’s also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Commercial Paper

Moody’s: The highest rating for commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

S&P: The "A-1" rating for commercial paper is rated "in the highest category" by S&P and "the obligor’s capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

WELLS FARGO FUNDS TRUST

File Nos. 333-74295; 811-09253

PART C

OTHER INFORMATION

Item 23. Exhibits.

Exhibit Number	Description
(a)	-	Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.
(b)	-	Not Applicable.
(c)	-	Not Applicable.
(d)(1)(i)	-	Investment Advisory Agreement with Wells Fargo Funds Management, LLC, filed herewith.
(ii)	-	Fee and Expense Agreement between Wells Fargo Funds Trust and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.
(2)(i)	-	Sub-Advisory Contract with Barclays Global Fund Advisors, incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.
(ii)	-	Sub-Advisory Contract with Galliard Capital Management, Inc., filed herewith.
(iii)	-	Sub-Advisory Contract with Peregrine Capital Management, Inc., filed herewith.
(iv)	-	Sub-Advisory Contract with Schroder Investment Management North America Inc., filed herewith.
(v)	-	Sub-Advisory Contract with Smith Asset Management Group, L.P., filed herewith.
(vi)	-	Sub-Advisory Contract with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.
(vii)	-	Sub-Advisory Contract with Dresdner RCM Global Investors, LLC, filed herewith.
(e)	-	Distribution Agreement along with Form of Selling Agreement, incorporated by reference to Post-effective Amendment No. 16, filed October 30, 2000.
(f)	-	Not Applicable.
(g)(1)	-	Custody Agreement with Barclays Global Investors, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.
(2)	-	Custody Agreement with Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.
(i)	-	Delegation Agreement (17f-5) with Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.
(3)	-	Securities Lending Agreement by and among Wells Fargo Funds Trust, Wells Fargo Bank, N.A. and Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.
(h)(1)	-	Administration Agreement with Wells Fargo Funds Management, LLC, filed herewith.
(2)	-	Fund Accounting Agreement with Forum Accounting Services, LLC, incorporated by reference to Post-Effective Amendment No. 9, filed February 1, 2000.
(3)	-	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.
(4)	-	Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.
(5)	-	Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.
(i)	-	Legal Opinion, filed herewith.
(j)(A)	-	Consent of Independent Auditors.
(j)(1)	-	Power of Attorney, Robert C. Brown, incorporated by reference to Post-Effective Amendment No. 10, filed May 10, 2000.
(2)	-	Not Applicable.
(3)	-	Not Applicable.
(4)	-	Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective Amendment No. 10, filed May 10, 2000.
(5)	-	Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective Amendment No. 10, filed May 10, 2000.
(6)	-	Power of Attorney, W. Rodney Hughes, incorporated by reference to Post-Effective Amendment No. 10, filed May 10, 2000.
(7)	-	Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective Amendment No. 16, filed October 30, 2000.
(8)	-	Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective Amendment No. 10, filed May 10, 2000.
(9)	-	Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective Amendment No. 10, filed May 10, 2000.
(10)	-	Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective Amendment No. 10, filed May 10, 2000.
(11)	-	Power of Attorney, Michael J. Hogan, incorporated by reference to Post-Effective Amendment No. 10, filed May 10, 2000.
(12)	-	Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective Amendment No. 10, filed May 10, 2000.
(k)	-	Not Applicable.
(l)	-	Not Applicable.
(m)	-	Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999; see Exhibit (e) above for related Distribution Agreement.
(n)	-	Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 8, filed December 17, 1999.
(o)	-	Not Applicable.
(p)(1)	-	Joint Code of Ethics for Funds Trust, Core Trust and Variable Trust, filed herewith.
(2)	-	Wells Fargo Funds Management, LLC Code of Ethics, filed herewith.
(3)	-	Barclays Global Investors, N.A. Code of Ethics, filed herewith.
(4)	-	Dresdner RCM Global Investors, LLC Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.
(5)	-	Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.
(6)	-	Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.
(7)	-	Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.
(8)	-	Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.
(9)	-	Wells Capital Management Incorporated Code of Ethics, incorporated by reference to Post-Effective Amendment No. 15, filed October 2, 2000.

Item 24. Persons Controlled by or Under Common Control with the Fund.

Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.

Article V of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section 3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26. Business and Other Connections of Investment Advisor.

    (a)     Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank, N.A.

    (b)     Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI"), serves as an advisor or sub-advisor to various Funds of the Trust and as advisor or sub-advisor to certain other open-end management investment companies. The descriptions of BGFA in Parts A and B of this Registration Statement are incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

    (c)     Wells Capital Management Incorporated ("WCM"), an affiliate of Funds Management, serves as sub-advisor to various Funds of the Trust. The descriptions of WCM in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of WCM is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

    (d)     Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly-owned subsidiary of Wells Fargo & Company, serves as sub-advisor to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

    (e)     Schroder Investment Management North America Inc. ("Schroder"), serves as sub-advisor to various Funds of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

    (f)     Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly-owned subsidiary of Wells Fargo & Company serves as sub-advisor to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

    (g)     Smith Asset Management Group, LP ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-advisor to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-advisor is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

    (h)     Dresdner RCM Global Investors LLC ("Dresdner"), an indirect, wholly-owned subsidiary of Dresdner Bank AG, serves as sub-advisor for the Specialized Technology Fund of the Trust. The descriptions of Dresdner in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Dresdner is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Item 27. Principal Underwriters.

    (a)     Stephens Inc. ("Stephens"), distributor for the Registrant, does not presently act as investment advisor for any other registered investment companies, but does act as principal underwriter for Barclays Global Investors Funds, Inc., Nations Fund, Inc., Nations Fund Trust, Nations Annuity Trust, Nations LifeGoal Funds, Inc., Nations Reserves, Nations Funds Trust, Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Nations Master Investment Portfolio and Wells Fargo Core Trust, all of which are registered open-end management investment companies.

    (b)     Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (file No. 501-15510).

(c)     Not Applicable.

Item 28. Location of Accounts and Records.

    (a)     The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, San Francisco, California 94163.

    (b)     Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment advisor and administrator at 525 Market Street, San Francisco, California 94163.

    (c)     Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

(    d)     Barclays Global Fund Advisors, N.A. and Barclays Global Investors, N.A. maintain all Records relating to their services as sub-advisor and custodian, respectively, at 45 Fremont Street, San Francisco, California 94105.

    (e)     Investors Bank & Trust Company maintains all Records relating to its services as custodian and accountant at 200 Clarendon Street, Boston, Massachusetts 02116.

    (f)     Stephens Inc. maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

    (g)     Wells Fargo Bank Minnesota, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

    (h)     Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-advisor at 525 Market Street, San Francisco, California 94163.

    (i)     Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-advisor at 800 LaSalle Avenue, Minneapolis, Minnesota 55479.

    (j)     Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-advisor at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55479.

    (k)     Smith Asset Management Group, LP maintains all Records relating to its services as investment sub-advisor at 500 Crescent Court, Suite 250, Dallas, Texas 75201.

    (l)     Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-advisor at 787 Seventh Avenue, New York, New York 10019.

    (m)     Dresdner RCM Global Investors, LLC maintains all Records relating to its services as investment sub-advisor at Four Embarcadero Center, San Francisco, California 94111.

Item 29. Management Services.

Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statements of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(a) under the Securities Act of 1933, has been signed on behalf of the Trust by the the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 1st day of May, 2001.

WELLS FARGO FUNDS TRUST

By: /s/ Dorothy A. Peters

Dorothy A. Peters

Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 20 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                                                      Title                                                              Date

*                                                                  Trustee
Robert C. Brown

*                                                                  Trustee
Thomas S. Goho

*                                                                  Trustee
Peter G. Gordon

*                                                                  Trustee
W. Rodney Hughes

*                                                                  Trustee
Richard M. Leach

*                                                                  Trustee
J. Tucker Morse

*                                                                  Trustee
Timothy J. Penny

*                                                                  Trustee

Donald C. Willeke

5/1/2001

*By:  /s/ Dorothy A. Peters
Dorothy A. Peters
As Attorney-in-Fact
May 1, 2001

WELLS FARGO FUNDS TRUST

FILE NOS. 333-74295; 811-09253

EXHIBIT INDEX
Exhibit Number	Description
EX-99.B(d)(1)(i)	Investment Advisory Agreement with Wells Fargo Funds Management, LLC
EX-99.B(d)(2)(ii)	Sub-Advisory Contract with Galliard Capital Management, Inc.
EX-99.B(d)(2)(iii)	Sub-Advisory Contract with Peregrine Capital Management, Inc.
EX-99.B(d)(2)(iv)	Sub-Advisory Contract with Schroder Investment Management North America Inc.
EX-99.B(d)(2)(v)	Sub-Advisory Contract with Smith Asset Management Group, L.P.
EX-99.B(d)(2)(vii)	Sub-Advisory Contract with Dresdner RCM Global Investors LLC
EX-99.B(h)(1)	Administration Agreement with Wells Fargo Funds Management, LLC
EX-99.B(i)	Legal Opinion
EX-99.B(j)(A)	Consent of Independent Auditors
EX-99.B(p)(1)	Joint Code of Ethics for Funds Trust, Core Trust and Variable Trust
EX-99.B(p)(2)	Wells Fargo Funds Management, LLC Code of Ethics
EX-99.B(p)(3)	Barclays Global Investors, N.A. Code of Ethics

WELLS FARGO FUNDS TRUST

INVESTMENT ADVISORY AGREEMENT

This AGREEMENT is made as of this 1st day of March 2001, between Wells Fargo Funds Trust (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California, 94163 and Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California, 94163.

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company and is authorized to issue interests (as defined in the Trust’s Declaration of Trust, as amended and supplemented from time to time), in separate series;

WHEREAS, the Trust desires that the Adviser perform investment advisory services for each series of the Trust listed on Schedule A hereto as such Schedule may be amended or supplemented from time to time by mutual agreement (each a "Fund" and collectively the "Funds"), and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust and the Adviser agree as follows:

Section 1. The Trust; Delivery of Documents. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended and supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust’s Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Adviser and will from time to time furnish the Adviser with any amendments thereof.

Section 2. Investment Adviser; Appointment. The Trust hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Funds and, without limiting the generality of the foregoing, to provide the other services specified in Section 3 hereof.

Section 3. Duties of the Adviser.

    (a) The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. Among other things, the Adviser shall make all decisions with respect to the allocation of the Funds’ investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which a Fund may invest. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

    (b) The Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, each Fund and the Adviser, and on its own initiative will furnish the Board from time to time with such information as the Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which a Fund maintains investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust’s Trust Instrument, By-Laws (if any) and Registration Statement under the 1940 Act and the Securities Act, the limitations in the 1940 Act and in the Internal Revenue Code of 1986, as amended, applicable to the Trust and the investment objectives, policies and restrictions of each Fund.

    (c) The Adviser will from time to time employ or associate with such persons as the Adviser believes to be appropriate or necessary to assist in the execution of the Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Adviser. No obligation may be imposed on the Trust in any such respect.

    (d) The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Adviser to the Trust or the Trust’s authorized representatives.

    (e) With respect to a Fund, the Adviser shall have no duties or obligations pursuant to this Agreement, during any period during which the Fund invests all (or substantially all) of its investment assets in a registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act.

Section 4. Delegation of Responsibilities. The Adviser may carry out any of its obligations under this Agreement by employing, subject to supervision by the Adviser, one or more Sub-Adviser(s) who are registered as investment advisers pursuant to the Investment Advisers Act of 1940 or who are exempt from registration thereunder ("Sub-Advisers"). Each Sub-Adviser’s employment will be evidenced by a separate written agreement approved by the Board and, if required under the 1940, Act by the shareholders of the Fund (unless the Commission or its staff has given authorization or issued an interpretation dispensing with the requirement of shareholder approval). The Adviser shall not be liable hereunder for any act or omission of any Sub-Adviser, except for failure to exercise good faith in the employment of the Sub-Adviser and for failure to exercise appropriate supervision of such Sub-Adviser, and as may otherwise be agreed in writing. The Adviser shall be solely responsible for compensating any Sub-Adviser for services rendered under any Sub-Advisory Agreement. The Adviser may, from time to time and at any time, terminate any Sub-Adviser and reassume the responsibilities assigned to such Sub-Adviser with respect to any Fund without obtaining the approval of the shareholders of the Fund.

Section 5. Control by Board. Any investment activities undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Adviser shall at all times comply with:

    (a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

    (b) the provisions of the registration statement of the Trust, as it may be amended from time to time, under the Securities Act and the 1940 Act;

    (c) the provisions of the Declaration of Trust of the Trust, as it may be amended from time to time;

    (d) the provisions of any By-laws of the Trust, if adopted and as they may be amended from time to time, or resolutions of the Board that may be adopted from time to time;

    (e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds; and

    (f) any other applicable provisions of state or federal law.

Section 7. Broker-Dealer Relationships. In connection with the purchase and sale of securities for the Funds, the Adviser is responsible for broker-dealer selection and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Fund and to other clients of the Adviser. The Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefor.

Section 8. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

Section 9. Compensation.

    (a) As compensation for the advisory services provided under this Agreement, the Trust shall pay the Adviser fees, payable monthly, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time;

    (b) Except as provided in the following paragraph, no fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a single registered, open-end management investment company, or separate series thereof, in accordance with Section 12(d)(1)(E) under the 1940 Act;

    (c) The adviser shall receive a fee of 0.25% (0.35% in the case of the Wealthbuilder funds) for asset allocation services if a Fund invests some of its investment assets in one or more registered, open-end management investment companies, or separate series thereof, in each case, in accordance with Section 12(d)(1)(h) under the Act, the rules thereunder or an exemptive order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a "Fund of Funds structure").

    (d) To the extent the Board determines that a Fund should invest a portion of its assets directly in portfolio securities, rather than in a portfolio of Wells Fargo Core Trust (Delaware) or other portfolio, with respect to those assets the Fund will pay the Adviser the same fee that the portfolio was paying its adviser (the fees of each portfolio will be disclosed in the proxy statement and prospectus).

Section 10. Standard of Care. The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Trust, and as an inducement to the Adviser’s undertaking these services at the compensation level specified, the Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Adviser shall not be subject to liability to the Trust or to any shareholders of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 11. Non-Exclusivity. The services of the Adviser to the Funds are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers and directors of the Trust, and that officers or directors of the Trust may serve as officers or directors of the Adviser, to the extent that such services may be permitted by law, and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 12. Records. The Adviser shall, with respect to orders the Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as such records as the Funds’ administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds and will be available for inspection and use by the Funds. The Adviser will promptly notify the Funds’ Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 13. Term and Approval. This Agreement shall become effective with respect to a Fund after approved in accordance with the requirements of the 1940 Act, and executed by the Adviser and the Trust, and shall thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

    (a) (i) by the Trust’s Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

    (b) by the affirmative vote of a majority of the Trust’s Directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Directors of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust’s Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters issued under the 1940 Act.

Section 15. Indemnification by the Adviser. The Trust shall not be responsible for, and the Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties on the part of the Adviser or any of its officers, directors, employees or agents.

Section 16. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94163, Attention Michael J. Hogan, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94163, Attention Michael J. Hogan.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 19. Amendment of this Agreement. This Agreement supersedes the advisory agreement between Wells Fargo Bank, N.A. and Wells Fargo Funds Trust dated November 8, 1999, as approved by the Board of Trustees on March 26, 1999, October 28, 1999, July 25, 2000, October 24, 2000, December 18, 2000, May 9, 2000 and February 6, 2001. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees and the Adviser.

Section 20. Wells Fargo Name. The Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund or class of a Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST

on behalf of the Funds

By: /s/ C. David Messman
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:  /s/ Andrew Owen

Andrew Owen
Vice President

WELLS FARGO FUNDS TRUST

INVESTMENT ADVISORY AGREEMENT

SCHEDULE A

FUNDS	Fee as % of Avg. Daily Net Asset Value
1. Aggressive Balanced-Equity Fund
0.72

2. Arizona Tax-Free Fund
0.40

3. Asset Allocation Fund
0.80

4. California Limited Term Tax-Free Fund
0.40

5. California Tax-Free Fund
0.40

6. California Tax-Free Money Market Fund
0.30

7. California Tax-Free Money Market Trust
0.0

8. Cash Investment Money Market Fund
0.10

9. Colorado Tax-Free Fund
0.40

10. Corporate Bond Fund
0.50

11. Disciplined Growth Fund
0.75

12. Diversified Bond Fund
0.50

13. Diversified Equity Fund
0.72

14. Diversified Small Cap Fund
0.87

15. Equity Income Fund
0.75

16. Equity Index Fund
0.25

17. Equity Value Fund
0.75

18. Government Money Market Fund
0.35

19. Growth Balanced Fund
0.65

20. Growth Equity Fund
0.97

21. Growth Fund
0.75

22. Income Fund
0.50

23. Income Plus Fund
0.60

24. Index Allocation Fund
0.80

25. Index Fund
0.15

26. Intermediate Government Income Fund
0.50

27. International Equity Fund
1.00

28. International Fund
1.00

29. Large Company Growth Fund
0.75

30. Limited Term Government Income Fund
0.50

31. Mid Cap Growth Fund
0.75

32. Minnesota Intermediate Tax-Free Fund
0.40

33. Minnesota Tax-Free Fund
0.40

34. Minnesota Money Market Fund
0.30

35. Moderate Balanced Fund
0.60

36. Money Market Fund
0.40

37. Money Market Trust
0.0

38. National Limited Term Tax-Free Fund
0.40

39. National Tax-Free Fund
0.40

40. National Tax-Free Institutional Money Market Fund
0.10

41. National Tax-Free Money Market Fund
0.25

42. National Tax-Free Money Market Trust
0.0

43. Nebraska Tax-Free Fund
0.50

44. Oregon Tax-Free Fund
0.40

45. OTC Growth Fund
0.65

46. Overland Express Sweep Fund
0.45

47. Prime Investment Money Market Fund
0.10

48. Small Cap Growth Fund
0.90

49. Small Cap Opportunities Fund
0.90

50. Small Cap Value Fund
0.90

51. Small Company Growth Fund
0.90

52. Specialized Health Sciences Fund
0.95

53. Specialized Technology Fund
1.05

54. Stable Income Fund
0.50

55. Strategic Income Fund
0.52

56. Treasury Plus Institutional Money Market Fund
0.10

57. Treasury Plus Money Market Fund
0.35

58. 100% Treasury Money Market Fund
0.35

59. Variable Rate Government Fund
0.50

60. Wealthbuilder Growth Balanced Portfolio
0.35

61. Wealthbuilder Growth & Income Portfolio
0.35

62. Wealthbuilder Growth Portfolio
0.35

Approved by Board of Trustees: October 24, 2000, December 18, 2000,and February 6, 2001.

EX-99.B(d)(2)(ii)

INVESTMENT SUB-ADVISORY AGREEMENT

BETWEEN WELLS FARGO FUNDS TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC AND GALLIARD CAPITAL MANAGEMENT, INC.

This AGREEMENT is made as of this 1st day of March 2001, between Wells Fargo Funds Trust (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability corporation organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, and Galliard Capital Management, Inc., a corporation organized under the laws of the State of Minnesota, with its principal place of business at 800 La Salle Avenue, Minneapolis, Minnesota, 55479 (the "Sub-Adviser").

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, series management investment company; and

WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

Section 1. The Trust; Delivery of Documents. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust’s Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

Section 2. Appointment of Sub-Adviser. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds.

Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

Section 3. Duties of the Sub-Adviser.

    (a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

    (b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust’s Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any), Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of the Funds.

    (c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

    (d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

Section 4. Control by Board. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control the Trust’s Board.

Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

    (a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

    (b) the provisions of the registration statement of the Trust, as it may be amended from time to time, under the Securities Act and the 1940 Act;

    (c) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

    (d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

    (e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

    (f) any other applicable provisions of state or federal law; and

In addition, any code of ethics adopted by the Sub-Adviser must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the Trust or the Adviser.

Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

Section 8. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and as an inducement to the Sub-Adviser’s undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 11. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Funds’ Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Funds’ Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

    (a) (i) by the Trust’s Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

    (b) by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust’s Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

Section 14. Indemnification by the Sub-Adviser. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94163, Attention Michael J. Hogan, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94163, Attention: Michael J. Hogan, and that of the Sub-Adviser shall be 800 La Salle Avenue, Suite 2060, Minneapolis, Minnesota 55479, Attention: John R. Caswell.

Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 18. Amendment. This Agreement supersedes the advisory agreement among Wells Fargo Funds Trust, Wells Fargo Bank, N.A. and Galliard Capital Management, Inc. dated November 8, 1999, as approved by the Board of Trustees on March 26, 1999 and January 25, 2000. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.

Section 19. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund or class of a Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST

on behalf of the Funds

By: /s/ C. David Messman

C. David Messman

Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: /s/ Andrew Owen

Andrew Owen

Vice President

GALLIARD CAPITAL MANAGEMENT, INC.

By: /s/ John R. Caswell

John R. Caswell

Managing Partner

Appendix A

Aggressive Balanced-Equity Fund

Diversified Bond Fund

Diversified Equity Fund

Diversified Small Cap Fund

Growth Balanced Fund

Growth Equity Fund

Moderate Balanced Fund

Stable Income Fund

Strategic Income Fund

Approved by Board of Trustees: October 24, 2000.

SCHEDULE A

WELLS FARGO FUNDS TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT

This fee agreement is made as of the 1st day of March, 2001, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Galliard Capital Management, Inc. (the "Sub-Adviser"); and

WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Schedule A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds").

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the following annual rates per Fund:

for assets formerly invested in Managed Fixed Income Portfolio:

a. 0.10% on the first $100 million;

b. 0.08% on the next $100 million;

c. 0.06% on all sums in excess of $200 million.

for assets formerly invested in Stable Income Portfolio:

a. 0.045% on the first $300 million;

b. 0.04% on all sums in excess of $300 million.

for assets formerly invested in Strategic Value Bond Portfolio:

a. 0.13% on the first $100 million;

b. 0.10% on the next $100 million;

c. 0.08% on all sums in excess of $200 million.

provided, that no fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with and reliance upon Section 12(d)(1)(E) under the Act.

The net assets under management against which the foregoing fees are to be applied are the net assets as of the last day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. During any period when the determination of net asset value is suspended, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of the month.

The foregoing fee schedule shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS MANAGEMENT, LLC

By: /s/ Andrew Owen

Andrew Owen

Vice President

GALLIARD CAPITAL MANAGEMENT, INC.

By: /s/ John R. Caswell

John R. Caswell

Managing Partner

SCHEDULE A

WELLS FARGO FUNDS TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT

This fee agreement is made as of the 1st day of March, 2001, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Peregrine Capital Management, Inc. (the "Sub-Adviser") and

WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Appendix A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds").

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the following annual rates per Fund:

for assets formerly invested in Large Company Growth Portfolio:

a. 0.75% on the first $25 million;

b. 0.60% on the next $25 million;

c. 0.50% on the next $225 million;

d. 0.30% on all sums in excess of $275 million.

for assets formerly invested in Positive Return Bond Portfolio:

a. 0.40% on the first $10 million;

b. 0.30% on the next $15 million;

c. 0.20% on the next $275 million

d. 0.10% on all sums in excess of $300 million.

for assets formerly invested in Small Company Growth Portfolio:

a. 0.90% on the first $50 million;

b. 0.75% on the next $130 million;

c. 0.65% on the next $160 million;

d. 0.50% on the next $345 million;

e. 0.52% on the next $50 million;

f. 0.55% on all sums in excess of $735 million.

for assets formerly invested in the Small Company Value Portfolio:

a. 0.50% on the first $200 million;

b. 0.75% on all sums in excess of $200 million.

provided, that no fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with and reliance upon Section 12(d)(1)(E) under the Act.

The net assets under management against which the foregoing fees are to be applied are the net assets as of the last day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. During any period when the determination of net asset value is suspended, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of the month.

The foregoing fee schedule shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS MANAGEMENT, LLC

By: /s/ Andrew Owen

Andrew Owen

Vice President

PEREGRINE CAPITAL MANAGEMENT, INC.

By: /s/ Robert B. Mersky

Robert B. Mersky

President

EX-99.B(d)(2)(iii)

INVESTMENT SUB-ADVISORY AGREEMENT

BETWEEN WELLS FARGO FUNDS TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC AND PEREGRINE CAPITAL MANAGEMENT, INC.

This AGREEMENT is made as of this 1st day of March, 2001 between Wells Fargo Funds Trust (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, and Peregrine Capital Management, Inc., a corporation organized under the laws of the State of Minnesota with its principal place of business at 800 LaSalle Avenue, Minneapolis, Minnesota 55402 (the "Sub-Adviser").

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, series management investment company; and

WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

Section 1. The Trust; Delivery of Documents. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust’s Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

Section 2. Appointment of Sub-Adviser. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds.

Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

Section 3. Duties of the Sub-Adviser.

    (a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

    (b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust’s Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any), Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of the Funds.

    (c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

    (d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

Section 4. Control by Board. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control the Trust’s Board.

Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

    (a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

    (b) the provisions of the registration statement of the Trust, as it may be amended from time to time, under the Securities Act and the 1940 Act;

    (c) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

    (d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

    (e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

    (f) any other applicable provisions of state or federal law; and

In addition, any code of ethics adopted by the Sub-Adviser must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the Trust or the Adviser.

Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

Section 8. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and as an inducement to the Sub-Adviser’s undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 11. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Funds’ Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Funds’ Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

    (a) (i) by the Trust’s Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

    (b) by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust’s Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

Section 14. Indemnification by the Sub-Adviser. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94163, Attention Michael J. Hogan, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94163, Attention: Michael J. Hogan, and that of the Sub-Adviser shall be 800 LaSalle Avenue, Minneapolis, Minnesota 55402, Attention Robert B. Mersky.

Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 18. Amendment. This Agreement supersedes the sub-advisory agreement among Wells Fargo Funds Trust, Wells Fargo Bank, N.A. and Peregrine Capital Management, Inc. dated November 8, 1999, as approved by the Board of Trustees on March 26, 1999 and October 28, 1999. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.

Section 19. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund or class of a Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST

on behalf of the Funds

By: /s/ C. David Messman

C. David Messman

Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: /s/ Andrew Owen

Andrew Owen

Vice President

PEREGRINE CAPITAL MANAGEMENT, INC.

By: /s/ Robert B. Mersky

Robert B. Mersky

President

Appendix A

Aggressive Balanced-Equity Fund

Diversified Bond Fund

Diversified Equity Fund

Diversified Small Cap Fund

Growth Balanced Fund

Growth Equity Fund

Large Company Growth Fund

Moderate Balanced Fund

Small Company Growth Fund

Strategic Income Fund

Approved by Board of Trustees: October 24, 2000.

SCHEDULE A

WELLS FARGO FUNDS TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT

This fee agreement is made as of the 1st day of March, 2001, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Peregrine Capital Management, Inc. (the "Sub-Adviser") and

WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Appendix A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds").

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the following annual rates per Fund:

for assets formerly invested in Large Company Growth Portfolio:

a. 0.75% on the first $25 million;

b. 0.60% on the next $25 million;

c. 0.50% on the next $225 million;

d. 0.30% on all sums in excess of $275 million.

for assets formerly invested in Positive Return Bond Portfolio:

a. 0.40% on the first $10 million;

b. 0.30% on the next $15 million;

c. 0.20% on the next $275 million

d. 0.10% on all sums in excess of $300 million.

for assets formerly invested in Small Company Growth Portfolio:

a. 0.90% on the first $50 million;

b. 0.75% on the next $130 million;

c. 0.65% on the next $160 million;

d. 0.50% on the next $345 million;

e. 0.52% on the next $50 million;

f. 0.55% on all sums in excess of $735 million.

for assets formerly invested in the Small Company Value Portfolio:

a. 0.50% on the first $200 million;

b. 0.75% on all sums in excess of $200 million.

provided, that no fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with and reliance upon Section 12(d)(1)(E) under the Act.

The net assets under management against which the foregoing fees are to be applied are the net assets as of the last day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. During any period when the determination of net asset value is suspended, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of the month.

The foregoing fee schedule shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS MANAGEMENT, LLC

By: /s/ Andrew Owen

Andrew Owen

Vice President

PEREGRINE CAPITAL MANAGEMENT, INC.

By: /s/ Robert B. Mersky

Robert B. Mersky

President

EX-99.B(d)(2)(iv)

INVESTMENT SUB-ADVISORY AGREEMENT

BETWEEN WELLS FARGO FUNDS TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC AND SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

This AGREEMENT is made as of this 1st day of March, 2001, between Wells Fargo Funds Trust (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, and Schroder Investment Management North America Inc., a corporation organized under the laws of the State of Delaware with its principal place of business at 787 Seventh Avenue, New York, New York 10019 (the "Sub-Adviser").

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, series management investment company; and

WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

Section 1. The Trust; Delivery of Documents. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust’s Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

Section 2. Appointment of Sub-Adviser. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds.

Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

Section 3. Duties of the Sub-Adviser.

    (a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

    (b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust’s Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any), Registration Statement under the Act and the Securities Act, the limitations in the 1940 Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of the Funds.

    (c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

    (d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

Section 4. Control by Board. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control the Trust’s Board.

Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

    (a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

    (b) the provisions of the registration statement of the Trust, as it may be amended from time to time, under the Securities Act and the 1940 Act;

    (c) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

    (d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

    (e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

    (f) any other applicable provisions of state or federal law; and

In addition, any code of ethics adopted by the Sub-Adviser must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the Trust or the Adviser.

Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

Section 8. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and as an inducement to the Sub-Adviser’s undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 11. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Funds’ Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Funds’ Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

    (a) (i) by the Trust’s Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

    (b) by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust’s Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

Section 14. Indemnification by the Sub-Adviser. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94163, Attention Michael J. Hogan, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94163, Attention: Michael J. Hogan, and that of the Sub-Adviser shall be 787 Seventh Avenue, New York, New York 10019, Attention: Cathie Mazza.

Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 18. Amendment. This Agreement supersedes the sub-advisory agreement among Wells Fargo Funds Trust, Wells Fargo Bank, N.A. and Schroder Investment Management North America Inc., dated November 8, 1999, as approved by the Board of Trustees on March 26, 1999. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.

Section 19. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund or class of a Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST

on behalf of the Funds

By: /s/ C. David Messman

C. David Messman

Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: /s/ Andrew Owen

Andrew Owen

Vice President

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.

By: /s/ Catherine A. Mazza

Catherine A. Mazza

Director

Appendix A

Aggressive Balanced-Equity Fund

Diversified Bond Fund

Diversified Equity Fund

Growth Balanced Fund

Growth Equity Fund

International Fund

Moderate Balanced Fund

Small Cap Opportunities Fund

Strategic Income Fund

Approved by Board of Trustees: October 24, 2000.

SCHEDULE A

WELLS FARGO FUNDS TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT

This fee agreement is made as of the 1st day of March, 2001, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Schroder Investment Management North America Inc. (the "Sub-Adviser") and

WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Schedule A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds").

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying annual rate of 0.60% of the assets of the Small Cap Opportunities Fund.

The parties further agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the following annual rates per Fund (except for the Small Cap Opportunities Fund, which will pay an annual rate of 0.60% as described above):

for assets formerly invested in the International Portfolio that are managed by the Sub-Adviser:

        a. 0.45% of the first $100 million;

        b. 0.35% of the next $100 million;

        c. 0.20% of the next $400 million;

        d. 0.185% of the sums in excess of $600 million.

provided, that no fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with and reliance upon Section 12(d)(1)(E) under the Act.

The net assets under management against which the foregoing fees are to be applied are the net assets as of the last day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. During any period when the determination of net asset value is suspended, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of the month.

The foregoing fee schedule shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS MANAGEMENT, LLC

By: /s/ Andrew Owen

Andrew Owen

Vice President

SCHRODER INVESTMENT MANAGEMENT

NORTH AMERICA INC.

By: /s/ Catherine A. Mazza

Catherine A. Mazza

Director

EX-99.B(d)(2)(v)

INVESTMENT SUB-ADVISORY AGREEMENT

BETWEEN WELLS FARGO FUNDS TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC AND SMITH ASSET MANAGEMENT, L.P.

This AGREEMENT is made as of this 1st day of March, 2001 between Wells Fargo Funds Trust (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Smith Asset Management, L.P. ("the Sub-Adviser"), a limited liability company with its principal place of business at 200 Crescent Court, Suite 850, Dallas, Texas 75201.

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, series management investment company; and

WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

Section 1. The Trust; Delivery of Documents. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust’s Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

Section 2. Appointment of Sub-Adviser. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds.

Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

Section 3. Duties of the Sub-Adviser.

    (a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

    (b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust’s Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any), Registration Statement under the 1940 Act and the Securities Act, the limitations in the 1940 Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of the Funds.

    (c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

    (d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

Section 4. Control by Board. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control the Trust’s Board.

Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

    (a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

    (b) the provisions of the registration statement of the Trust, as it may be amended from time to time, under the Securities Act and the 1940 Act;

    (c) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

    (d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

    (e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

    (f) any other applicable provisions of state or federal law; and

In addition, any code of ethics adopted by the Sub-Adviser must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the Trust or the Adviser.

Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

Section 8. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be solely responsible for the Sub-Adviser’s fees for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and as an inducement to the Sub-Adviser’s undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 11. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Funds’ Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Funds’ Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

    (a) (i) by the Trust’s Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

    (b) by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust’s Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

Section 14. Indemnification by the Sub-Adviser. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California, 94163, Attention, Michael J. Hogan, and that of the Adviser shall be 525 Market Street, San Francisco, California 94105, Attention: Michael J. Hogan, and that of the Sub-Adviser shall be Smith Asset Management, LP, 200 Crescent Court, Suite 850, Dallas, Texas 75201.

Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 18. Amendment. This Agreement supersedes the advisory agreement among Wells Fargo Funds Trust, Wells Fargo Bank, N.A. and Smith Asset Management, L.P. dated November 8, 1999, as approved by the Board of Trustees on March 26, 1999 May 9, 2000, October 24, 2000 and February 6, 2001. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.

Section 19. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund or class of a Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

IN WITNESS WHEREOF, the parties hereto have cause this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST

on behalf of the Funds

By: /s/ C. David Messman

C. David Messman

Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: /s/ Andrew Owen

Andrew Owen

Vice President

SMITH ASSET MANAGEMENT, L.P.

By: /s/ Stephen S. Smith

Stephen S. Smith

Principal

Appendix A

Aggressive Balanced-Equity Fund

Disciplined Growth Fund

Diversified Bond Fund

Diversified Equity Fund

Diversified Small Cap Fund

Growth Balanced Fund

Growth Equity Fund

Moderate Balanced Fund

Small Cap Value Fund

Strategic Income Fund

Approved by Board of Trustees: October 24, 2000 and February 6, 2001.

SCHEDULE A

WELLS FARGO FUNDS TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT

This fee agreement is made as of the 1st day of March, 2001, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Smith Asset Management, L.P. (the "Sub-Adviser"); and

WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Schedule A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds").

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying annual rate of percentage of the assets of the Funds listed below.

for assets formerly invested in the Disciplined Growth Portfolio:

a. 0.35% of the first $175 million;

b. 0% of the next $50 million;

c. 0.25% of the next $275 million; and

d. 0.20% of the sums in excess of $500 million.

for assets formerly invested in the Small Cap Value Portfolio:

a. 0.45% of the first $110 million;

b. 0% of the next $40 million;

c. 0.30% of the next $150 million; and

d. 0.25% of the sums in excess of $300 million.

provided, that no fee shall be payable hereunder with respect to a Fund during any period in which the Fund invests all (or substantially all) of its investment assets in a registered, open-end, management investment company, or separate series thereof, in accordance with and reliance upon Section 12(d)(1)(E) under the Act.

The net assets under management against which the foregoing fees are to be applied are the net assets as of the last day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. During any period when the determination of net asset value is suspended, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of the month.

The foregoing fee schedule shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS MANAGEMENT, LLC

By: /s/ Andrew Owen

Andrew Owen

Vice President

SMITH ASSET MANAGEMENT, L.P.

By: /s/ Stephen S. Smith

Stephen S. Smith

Principal

EX-99.B(d)(2)(vii)

INVESTMENT SUB-ADVISORY AGREEMENT

BETWEEN WELLS FARGO FUNDS TRUST, WELLS FARGO FUNDS MANAGEMENT, LLC AND DRESDNER RCM GLOBAL INVESTORS LLC

This AGREEMENT is made as of this 1st day of March, 2001, between Wells Fargo Funds Trust (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, San Francisco, California 94105, and Dresdner RCM Global Investors LLC (the "Sub-Adviser"), a corporation organized under the laws of the State of Delaware with its principal place of business at 4 Embarcadero Center, San Francisco, California 94111.

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end, series management investment company; and

WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a "Fund" and collectively the "Funds"), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

Section 1. The Trust; Delivery of Documents. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended and supplemented, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust’s Board of Trustees (the "Board"). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

Section 2. Appointment of Sub-Adviser. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds.

Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

Section 3. Duties of the Sub-Adviser.

    (a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

    (b) The Sub-Adviser will report to the Board at each regular quarterly meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust’s Declaration of Trust, as amended and supplemented, By-Laws (if any), Registration Statement under the 1940 Act and the Securities Act, the limitations in the 1940 Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of the Funds.

    (c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

    (d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

    (e) Nothing contained herein shall be deemed to authorize the Sub-Adviser to take or receive physical possession of any cash or securities held in the Fund by the Trust, it being intended that sole responsibility for safekeeping thereof (in such investments as the Sub-Adviser may direct) and the consummation of all such purchases, sales, deliveries and investments made pursuant to Sub-Adviser’s direction shall rest upon the Trust. The Trust and the Adviser shall not hold the Sub-Adviser responsible for any loss incurred by reason of any act or omission of the Trust, and shall hold Sub-Adviser harmless from any and all such loss, damage, or liability from such act or omission.

Section 4. Control by Board. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Trust’s Board.

Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

(b) the provisions of the registration statement of the Trust, as it may be amended from time to time, under the Securities Act and the 1940 Act;

(c) the provisions of the Declaration of Trust of the Trust, as it may be amended from time to time;

(d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

(f) any other applicable provisions of state or federal law; and

In addition, any code of ethics adopted by the Sub-Advisers in compliance with Rule 17j-1 under the 1940 Act shall include policies, prohibitions and procedures which substantially conform to the recommendations regarding personal investing approved by the Board of Governors of the Investment Company Institute on June 30, 1994, as such recommendations may be amended from time to time, and that comply with any amendments to Rule 17j-1 under the 1940 Act.

Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

Provided the investment objectives of the Fund are adhered to, the Sub-Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other portfolios managed by Sub-Adviser, if, in Sub-Adviser’s reasonable judgement, such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price and brokerage commission. In accounting for such aggregated order, price and commission shall be averaged on a per bond or share basis daily. The Trust and Adviser acknowledge that Sub-Adviser’s determination of such economic benefit to the Fund is based on an evaluation that the Fund is benefited by relatively better purchase or sales price, lower commission expenses and beneficial timing of transactions, or a combination of these and other factors. The Sub-Adviser represents and acknowledges that it is solely responsible for complying with any and all pronouncements of the Commission or its staff with respect to the requirements for aggregating trades as may be set out in any interpretive release and/or no-action letters issued by the Commission staff ("SEC Requirements"). The Sub-Adviser further agrees to hold the Trust and the Adviser harmless from any and all loss, damage or liability resulting from the Sub-Adviser’s failure to comply with any SEC Requirements.

Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

Section 8. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be solely responsible for the Sub-Adviser’s fees for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and as an inducement to the Sub-Adviser’s undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 11. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Funds’ Administrator reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Funds’ Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust’s Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust’s Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

Section 14. Indemnification by the Sub-Adviser. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Michael J. Hogan, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Michael J. Hogan, and that of the Sub-Adviser shall be Dresdner RCM Global Investors LLC, shall be 4 Embarcadero Center, San Francisco, California, 94111, Attention: General Counsel.

Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 18. Amendment. This Agreement supersedes the sub-advisory agreement among Wells Fargo Funds Trust, Wells Fargo Bank, N.A. and Dresdner RCM Global Investors LLC dated July 29, 2000, as approved by the Board of Trustees on May 9, 2000, October 24, 2000 and February 6, 2001. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.

Section 19. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name "Wells Fargo," which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Sub-Adviser agrees and consents that it shall maintain strict confidence in regard to the Funds. The Adviser and Sub-Adviser agree that the Sub-Adviser is authorized to include the name of the Adviser on a list that may be used in connection with the Sub-Adviser’s marketing practices subject to the Adviser’s right to review any such advertisements. The Trust agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund or class of a Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

Section 20. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST

on behalf of the Funds

By:   /s/ C. David Messman

C. David Messman

Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:   /s/ Andrew Owen

Andrew Owen

Vice President

DRESDNER RCM GLOBAL INVESTORS LLC

By:  Joseph M. Rusbarsky

Joseph M. Rusbarsky

Senior Managing Director

Appendix A

Specialized Health Sciences Fund

Specialized Technology Fund

Approved by Board of Trustees: May 9, 2000, October 24, 2000 and February 6, 2001.

SCHEDULE A

WELLS FARGO FUNDS TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT

This fee agreement is made as of the 1st day of March, 2001, by and between Wells Fargo Funds Management, LLC (the "Adviser") and Dresdner RCM Global Investors LLC (the "Sub-Adviser").

WHEREAS, the parties and Wells Fargo Funds Trust (the "Trust") have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Appendix A to the Sub-Advisory Agreement (each a "Fund" and collectively the "Funds"); and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to at the annual rates indicated on Schedule A.

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated on a monthly basis by applying the following annual rates to each Fund’s net assets:

    (a) for the Specialized Health Sciences Fund

Breakpoints	Sub-Advisory Fee
0-100M 100-500M > 500M	0.95% 0.65% 0.60%

    (b) for the Specialized Technology Fund:

Breakpoints	Sub-Advisory Fee
0-100M 100-500M 500M-1,000M >1,000M	1.00% 0.75% 0.60% 0.50%

In determining whether a particular breakpoint has been reached, the Adviser and the Sub-Adviser agree that the assets of the Trust’s Specialized Technology Fund shall be combined with the assets in the Wells Fargo Variable Trust’s Specialized Technology Fund managed by the Sub-Adviser. After combining the assets of the affected Funds, the Advisor shall determine a blended fee rate. The blended fee rate shall be applied equally across both Funds within each pair of funds.

WELLS FARGO FUNDS MANAGEMENT, LLC

By:   /s/ Andrew Owen

Andrew Owen

Vice President

DRESDNER RCM GLOBAL INVESTORS LLC

By: /s/ Joseph M. Rusbarsky

Joseph M. Rusbarsky

Senior Managing Director

EX-99.B(h)(1)

ADMINISTRATION AGREEMENT

Wells Fargo Funds Trust

525 Market Street

San Francisco, CA 94163

THIS AGREEMENT is made as of this 1st day of March, 2001, by and between Wells Fargo Funds Trust, a Delaware business trust (the "Trust") and Wells Fargo Funds Management, LLC, a limited liability company organized under the laws of the State of Delaware ("Funds Management").

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain Funds Management to render certain administrative services to the Trust’s investment portfolios listed on Appendix A (individually, a "Fund" and collectively, the "Funds"), and Funds Management is willing to render such services.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

    1.     Appointment. The Trust hereby appoints Funds Management to act as Administrator of the Funds, and Funds Management hereby accepts such appointment and agrees to render such services and duties set forth in Paragraph 3, for the compensation and on the terms herein provided. Each new investment portfolio established in the future by the Trust shall automatically become a "Fund" for all purposes hereunder as if it were listed on Appendix A, absent written notification to the contrary by either the Trust or Funds Management.

    2.     Delivery of Documents. The Trust shall furnish to, or cause to be furnished to, Funds Management originals of, or copies of, all books, records, and other documents and papers related in any way to the administration of the Trust.

    3.     Duties as Administrator. Funds Management shall, at its expense, provide the following administrative services in connection with the operations of the Trust and the Funds:

(a) receive and tabulate shareholder votes;

(b) furnish statistical and research data;

coordinate (or assist in) the preparation and filing with the U.S. Securities and Exchange Commission ("SEC") of registration statements, notices, shareholder reports, and other material required to be filed under applicable laws;

(d) prepare and file with the states registration statements, notices, reports, and other material required to be filed under applicable laws;

(e) prepare and file Form 24F-2s and N-SARs;

(f) review bills submitted to the Funds and, upon determining that a bill is appropriate, allocating amounts to the appropriate Funds and Classes thereof and instructing the Funds’ custodian to pay such bills;

(g) coordinate (or assist in) the preparation of reports and other information materials regarding the Funds including proxies and other shareholder communications, and review prospectuses;

(h) prepare expense table information for annual updates;

(i) provide legal and regulatory advice to the Funds in connection with its other administrative functions, including assignment of matters to outside legal counsel on behalf of the Trust and supervising the work of such counsel;

(j) provide office facilities and clerical support for the Funds;

(k) develop and implement procedures for monitoring compliance with regulatory requirements and compliance with the Funds’ investment objectives, policies and restrictions;

(l) serve as liaison between the Funds and their independent auditors;

(m) prepare and file tax returns;

(n) review payments of Fund expenses;

(o) prepare expense budgeting and accruals;

(p) provide communication, coordination, and supervision services with regard to the Funds’ transfer agent, custodian, fund accountant, any co-administrators, and other service organizations that render recordkeeping or shareholder communication services;

(q) provide information to the Funds' distributor concerning fund performance and administration;

(r) assist the Trust in the development of additional investment portfolios;

(s) provide reports to the Funds’ board of directors regarding its activities;

(t) assist in the preparation and assembly of meeting materials, including comparable fee information, as required, for the Funds’ board of directors; and

(u) provide any other administrative services reasonably necessary for the operation of the Funds other than those services that are to be provided by the Trust’s transfer and dividend disbursing agent, custodian, and fund accountant, provided that nothing in this Agreement shall be deemed to require Funds Management to provide any services that may not be provided by it under applicable banking laws and regulations.

In performing all services under this Agreement, Funds Management shall: (a) act in conformity with the Trust’s Declaration of Trust (and By-Laws, if any), the 1940 Act, and any other applicable laws as may be amended from time to time, and with the Trust’s registration statement under the Securities Act of 1933 and the 1940 Act, as may be amended from time to time; (b) consult and coordinate with legal counsel to the Trust as necessary and appropriate; and (c) advise and report to the Trust and its legal counsel, as necessary and appropriate, with respect to any compliance or other matters that come to its attention.

In connection with its duties under this Paragraph, Funds Management may, at its own expense, enter into sub-administration agreements with other service providers, provided that each such service provider agrees with Funds Management to comply with this Agreement and all relevant provisions of the 1940 Act, the Investment Advisers Act of 1940, any other applicable laws as may be amended from time to time, and all relevant rules thereunder. Funds Management will provide the Trust with a copy of each sub-administration agreement it executes relating to the Trust. Funds Management will be liable for acts or omissions of any such sub-administrators under the standards of care described herein under Paragraph 5.

    4. Compensation. In consideration of the administration services to be rendered by Funds Management under this Agreement, the Trust shall pay Funds Management a monthly fee, as shown on Appendix A, of the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the Funds’ net assets during the preceding month. If the fee payable to Funds Management pursuant to this Paragraph begins to accrue before the end of any month or if this Agreement terminates before the end of any month, the fee for the period from the effective date to the end of that month or from the beginning of that month to the termination date, respectively, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of each Fund’s net assets shall be computed in the manner specified in that Fund’s registration statement as then on file with the SEC for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of Fund shares. For purposes of this Agreement, a "business day" is any day that the Trust is open for trading.

    5. Limitation of Liability; Indemnification.

        (a) Funds Management shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its obligations and duties under this Agreement, except a loss resulting from Funds Management’s willful misfeasance, bad faith, or negligence in the performance of its obligations and duties or that of its agents or sub-administrators, or by reason of its or their reckless disregard thereof. Any person, even though also an officer, director, employee or agent of Funds Management, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with Funds Management’s duties as Administrator hereunder), to be acting solely for the Trust and not as an officer, director, employee, or agent or one under the control or discretion of Funds Management even though paid by it.

        (b) The Trust, on behalf of each Fund, will indemnify Funds Management against and hold it harmless from any and all losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action, or suit relating to the particular Fund and not resulting from willful misfeasance, bad faith, or negligence of Funds Management or its agents or sub-administrators in the performance of their obligations and duties, or by reason of its or their reckless disregard thereof. Funds Management will not confess any claim or settle or make any compromise in any instance in which the Trust will be asked to provide indemnification, except with the Trust’s prior written consent. Any amounts payable by the Trust under this Subparagraph shall be satisfied only against the assets of the Fund involved in the claim, demand, action, or suit and not against the assets of any other Fund.

        (c) Funds Management will indemnify the Trust against and hold it harmless from any and all losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action, or suit against the Trust or any Fund that resulted from a failure of Funds Management or its agents to act in accordance with the standard of care set forth in Subparagraph (a) above; provided that such loss, claim, damage, liability or expense did not result primarily from willful misfeasance, bad faith, or negligence of the Trust or its agents (other than Funds Management or agents of Funds Management) in the performance of their obligations and duties, or by reason of its or their reckless disregard thereof. The Trust will not confess any claim or settle or make any compromise in any instance in which Funds Management will be asked to provide indemnification, except with Funds Management’s prior written consent.

    6. Allocation of Expenses. Funds Management assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall, at its own expense, provide its own office space, facilities and equipment. In addition to the fees described in Section 4 of this Agreement, the Trust (or its other service providers, as may be provided pursuant to their respective agreements and contracts with the Trust) shall pay all of its expenses which are not expressly assumed by Funds Management hereunder. The expenses of legal counsel and accounting experts retained by Funds Management, after consulting with the Trust’s legal counsel and independent auditors, as may be reasonably necessary or appropriate for the performance by Funds Management of its duties under this Agreement shall be deemed to be expenses of, and shall be paid for by, the Trust.

    7. Amendments. This Agreement supersedes the administration agreement between Wells Fargo Funds Trust and Wells Fargo Bank, N.A. dated November 8, 1999, as approved by the Board of Trustees on March 26, 1999, May 9, 2000, July 25, 2000, October 24, 2000, December 18, 2000 and February 6, 2001. This Agreement may be amended at any time by mutual agreement in writing of the Trust and Funds Management, provided that the Board of Trustees of the Trust, including a majority of the trustees who are not interested persons of the Trust or any party to this Agreement, as defined by the 1940 Act, approves any such amendment in advance.

    8. Administrator’s Other Businesses. Except to the extent necessary to perform Funds Management’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Funds Management, or any affiliate or employee of Funds Management, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

    9. Duration. This Agreement shall become effective on its execution date and shall remain in full force and effect for one year or until terminated pursuant to the provisions in Paragraph 10, and it may be reapproved at least annually by the Board of Trustees, including a majority of the directors who are not interested persons of the Trust or any party to this Agreement, as defined by the 1940 Act.

    10. Termination of Agreement. This Agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the members of the Trust’s Board of Trustees, on 60 days’ written notice to Funds Management; or by Funds Management on 60 days’ written notice to the Trust.

    11. Expense Waivers. If in any fiscal year the total expenses of a Fund incurred by, or allocated to, the Fund, excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles, extraordinary expenses and amounts accrued or paid under a Rule 12b-1 Plan of the Fund and including only the fees provided for in Paragraph 4 and those provided for pursuant to the Fund’s advisory agreement ("includible expenses"), exceed the applicable voluntary expense waivers, if any, set forth in the Prospectus, Funds Management shall waive or reimburse that portion of the excess derived by multiplying the excess by a fraction, the numerator of which shall be the percentage at which the fee payable pursuant to this Agreement is calculated under Paragraph 4, and the denominator of which shall be the sum of such percentage plus the percentage at which the fee payable pursuant to the Fund’s advisory agreement is calculated (the "Applicable Ratio"), but only to the extent of the fee hereunder for the fiscal year. If the fees payable under this Agreement and/or the Fund’s advisory agreement contributing to such excess portion are calculated at more than one percentage rate, the Applicable Ratio shall be calculated separately for and applied separately to the portions of excess attributable to, the period to which a particular percentage rate applied. At the end of each month of the Trust’s fiscal year, the Trust shall review the includible expenses accrued during that fiscal year to the end of that period and shall estimate the includible expenses for the balance of that fiscal year. If as a result of that review and estimation it appears likely that the includible expenses will exceed the limitations referred to in this Paragraph for a fiscal year with respect to the Fund, the monthly fee set forth in Paragraph 4 payable to Funds Management for such month shall be reduced, subject to a later adjustment, by an amount equal to the Applicable Ratio times the estimated excess pro rated over the remaining months of the fiscal year (including the month just ended). For purposes of computing the excess, if any, the value of the Fund’s net assets shall be computed in the manner specified in Paragraph 4, and any reimbursements required to be made by Funds Management shall be made once a year promptly after the end of the Trust’s fiscal year.

    12. Trust not bound to violate its Articles. Nothing in this Agreement shall require the Trust to take any action contrary to any provision of its Declaration of Trust or to any applicable statute or regulation.

    13. Miscellaneous.

        (a) Any notice or other instrument authorized or required by this Agreement to be given in writing to the Trust or Funds Management shall be sufficiently given if addressed to that party and received by it at its office set forth below or at such other place as it may from time to time designate in writing.

To the Trust:

Wells Fargo Funds Trust

525 Market Street, 12th Floor

San Francisco, California 94163

Attention: Karla M. Rabusch

To Funds Management:

Wells Fargo Funds Management, LLC

525 Market Street, 12th Floor

San Francisco, California 94163

Attention: Karla M. Rabusch

         (b) This Agreement shall extend to and be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be subject to assignment (as that term is defined under the 1940 Act) without the written consent of the other party.

        (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

        (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and which collectively shall be deemed to constitute only one agreement.

The captions of this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If any provision of this Agreement is declared to be prohibited or unenforceable, the remaining provisions of this Agreement shall continue to be valid and fully enforceable.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

WELLS FARGO FUNDS TRUST

By: /s/ C. David Messman

C. David Messman

Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By: /s/ Karla M. Rabusch

Karla M. Rabusch

Chief Administrative Officer and Chief Financial Officer

Appendix A

Funds of Wells Fargo Funds Trust Covered by This Agreement

Fee of 0.15% of average daily

net assets on an annual basis:

1. Aggressive Balanced-Equity Fund

2. Arizona Tax-Free Fund

3. Asset Allocation Fund

4. California Limited Term Tax-Free Fund

5. California Tax-Free Fund

6. California Tax-Free Money Market Fund

7. California Tax-Free Money Market Trust

8. Cash Investment Money Market Fund

9. Colorado Tax-Free Fund

10. Corporate Bond Fund

11. Disciplined Growth Fund

12. Diversified Bond Fund

13. Diversified Equity Fund

14. Diversified Small Cap Fund

15. Equity Income Fund

16. Equity Index Fund

17. Equity Value Fund

18. Government Money Market Fund

19. Growth Balanced Fund

20. Growth Equity Fund

21. Growth Fund

22. Income Fund

23. Income Plus Fund

24. Index Allocation Fund

25. Index Fund

26. Intermediate Government Income Fund

27. International Equity Fund

28. International Fund

29. Large Company Growth Fund

30. LifePath Opportunity Fund

31. LifePath 2010 Fund

32. LifePath 2020 Fund

33. LifePath 2030 Fund

34. LifePath 2040 Fund

35. Limited Term Government Income Fund

36. Minnesota Intermediate Tax-Free Fund

37. Minnesota Money Market Fund

38. Minnesota Tax-Free Fund

39. Moderate Balanced Fund

40. Money Market Fund

41. Money Market Trust

42. Mid Cap Growth Fund

43. National Limited Term Tax-Free Fund

44. National Tax-Free Fund

45. National Tax-Free Institutional Money Market Fund

46. National Tax-Free Money Market Fund

47. National Tax-Free Money Market Trust

48. Nebraska Tax-Free Fund

49. Oregon Tax-Free Fund

50. OTC Growth Fund

51. Overland Express Sweep Fund

52. Prime Investment Money Market Fund

53. Small Cap Growth Fund

54. Small Cap Opportunities Fund

55. Small Cap Value Fund

56. Small Company Growth Fund

57. Specialized Health Sciences Fund

58. Specialized Technology Fund

59. Stable Income Fund

60. Strategic Income Fund

61. Treasury Plus Institutional Money Market Fund

62. Treasury Plus Money Market Fund

63. 100% Treasury Money Market Fund

64. Variable Rate Government Fund

65. Wealthbuilder Growth & Income Portfolio

66. Wealthbuilder Growth Balanced Portfolio

67. Wealthbuilder Growth Portfolio

Approved by Board of Trustees: October 24, 2000.

EX- 99.B(i)

May 1, 2001

Wells Fargo Funds Trust

525 Market Street

San Francisco, California 94163

Re: Shares of Beneficial Interest of
Wells Fargo Funds Trust

Ladies/Gentlemen:

We refer to the Registration Statement on Form N-1A (SEC File Nos. 333-74295 and 811-09253) (the "Registration Statement") of Wells Fargo Funds Trust (the "Trust") relating to the registration of an indefinite number of shares of beneficial interest in the Trust (collectively, the "Shares").

We have been requested by the Trust to furnish this opinion as Exhibit (i) to the Registration Statement.

We have examined documents relating to the organization of the Trust and its series and the authorization and issuance of Shares of its series.

Based upon and subject to the foregoing, we are of the opinion that:

The issuance and sale of the Shares by the Trust has been duly and validly authorized by all appropriate action of the Trust, and assuming delivery by sale or in accord with the Trust’s dividend reinvestment plan in accordance with the description set forth in the Funds’ current prospectuses under the Securities Act of 1933, as amended, the Shares will be legally issued, fully paid and nonassessable by the Trust.

We consent to the inclusion of this opinion as an exhibit to the Registration Statement.

In addition, we hereby consent to the use of our name and to the reference to the description of advice rendered by our firm under the heading "Counsel" in the Statement of Additional Information, which is included as part of the Registration Statement.

Very truly yours,

/s/ Morrison & Foerster LLP

MORRISON & FOERSTER LLP

EX-99.B(j)(A)

Consent of Independent Auditors

To the Shareholders and Board of Trustees of

Wells Fargo Funds Trust:

To the Interestholders and Board of Trustees of

Master Investment Portfolio:

We consent to the use of our report dated April 7, 2000 for LifePath Opportunity Fund, LifePath 2010 Fund, LifePath 2020 Fund, LifePath 2030 Fund and LifePath 2040 Fund (series of Wells Fargo Funds Trust) incorporated by reference herein.

We also consent to the use of our report dated April 7, 2000 for LifePath Income Master Portfolio, LifePath 2010 Master Portfolio, LifePath 2020 Master Portfolio, Life Path 2030 Master Portfolio and Life Path 2040 Master Portfolio (series of Master Investment Portfolio) incorporated by reference herein.

We also consent to the reference to our Firm under the headings "Financial Highlights" in the prospectus and "Independent Auditors" in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

San Francisco, California
April 30, 2001

EX-99.B(p)(1)

February 6, 2001

WELLS FARGO FUNDS TRUST

WELLS FARGO VARIABLE TRUST

WELLS FARGO CORE TRUST

JOINT CODE OF ETHICS

Adopted Under Rule 17j-1

The Wells Fargo Funds Trust, the Wells Fargo Variable Trust and the Wells Fargo Core Trust (including the Core Trust’s "feeder funds" that are advised or administered by Wells Fargo Bank or an affiliate thereof) (each a "Fund" and, together, the "Funds") are confident that their officers and trustees act with integrity and good faith. The Funds recognize, however, that personal interests may conflict with the Funds’ interests where officers or trustees:

Know about present or future Fund portfolio transactions, or

Have the power to influence Fund portfolio transactions; and

Engage in personal securities transactions.

In an effort to address these conflicts and in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"), the Funds have adopted this Joint Code of Ethics (the "Code") to prohibit transactions that create or may create conflicts of interest, establish reporting requirements and create enforcement procedures. Although the Funds have adopted the Code jointly pursuant to Rule 17j-1 under the 1940 Act, each Fund is responsible for implementing the Code on behalf of, and for compliance therewith by, its own "access persons" as defined under Rule 17j-1.

I. Who is covered by the Code of Ethics?

  All Fund officers;
  All trustees, both interested and independent; and
  Natural persons in a control relationship with a Fund who obtain information concerning recommendations about the purchase or sale of a security by a portfolio of a Fund (a "Portfolio").

Collectively, these persons are called "access persons." The Funds currently do not have any natural control persons.

II. About this Code of Ethics.

This Code sets forth in the attached sections specific prohibitions on securities transactions and reporting requirements that apply to Fund officers and trustees. The prohibitions and requirements that apply to each person covered by this Code are included under Section III (General Principles) and Section IV (Required Course of Conduct). For your specific reporting requirements, please refer to Part A or B, as indicated below. Definitions of underlined terms are included in Appendix A.

  Independent trustees Part A
  Interested trustees, Fund officers and natural control persons Part B

The remainder of this Code sets forth review and enforcement responsibilities (Sections V), obligations of investment advisers and principal underwriters (Section VII), recordkeeping requirements (Section VIII) and miscellaneous information (Section IX).

III. Statement of General Principles.

In recognition of the trust and confidence placed in the Funds by their shareholders, and because the Funds believe that their operations should benefit their shareholders, the Funds have adopted the following general principles to guide their access persons.

(1) Our shareholders’ interests are paramount. You must place shareholder interests before your own.

(2) You must accomplish all personal securities transactions in a manner that avoids any conflict between your personal interests and those of the Fund or its shareholders.

(3) You must avoid actions or activities that allow (or appear to allow) you or your family to profit or benefit from your position with a Fund, or that bring into question your independence or judgment.

IV. Required Course of Conduct.

(1) Prohibition Against Fraud, Deceit and Manipulation.

You cannot, in connection with the purchase or sale, directly or indirectly, of a security held or to be acquired by any Fund or Portfolio:

                                                 (A) employ any device, scheme or artifice to
                                                       defraud any Fund or Portfolio;

(B) make to a Fund or Portfolio any untrue statement of a material fact or omit to state to a Fund or Portfolio a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

(C) engage in any act, practice or course of business which would operate as a fraud or deceit upon any Fund or Portfolio; or

(D) engage in any manipulative practice with respect to any Fund or Portfolio.

(2) Limits on Accepting or Receiving Gifts.

You cannot accept or receive any gift of more than de minims value from any person or entity that does business with or on behalf of the Funds.

(3) Reporting Requirements.

Each quarter you must report transactions in securities that you beneficially own. These reports must be submitted no later than 10 days after the end of the quarter. You also may be required to report your securities holdings initially, when you become an access person, and annually thereafter. See Part A or B, as appropriate, for your specific reporting requirements.

Within 10 days of becoming an access person of a Fund, and each year thereafter, each such person must complete the applicable Compliance Certification, attached as Appendix E.

V. Review and Enforcement of the Code.

(1) Appointment of a Review Officer.

Each Fund’s President will appoint a review officer (the "Review Officer") to perform the duties described below.

(2) The Review Officer’s Duties and Responsibilities.

    (A) The Review Officer shall notify each person who becomes an access person of a Fund and who is required to report under this Code of Ethics of their reporting requirements no later than 10 days before the first quarter in which such person is required to begin reporting.

    (B) The Review Officer will, on a quarterly basis, compare all reported personal securities transactions with the Funds’ completed portfolio transactions and a list of securities that were being considered for purchase or sale by a Fund’s investment adviser(s) during the period to determine whether a Code violation may have occurred. Before determining that a person has violated the Code, the Review Officer must give the person an opportunity to supply explanatory material.

    (C) If the Review Officer finds that a Code violation has occurred, or believes that a Code violation may have occurred, the Review Officer must submit a written report regarding the possible violation, together with the confidential report and any explanatory material provided by the person, to the President and legal counsel ("Counsel") for the Fund. The President and Counsel will determine whether the person violated the Code.

    (D) No person may participate in a determination of whether he or she has committed a Code violation or of the imposition of any sanction against himself or herself. If a securities transaction of the President is under consideration, a Vice President will act for the President for purposes of this Section V. The Review Officer will submit his or her own reports, as may be required pursuant to Part A or B hereof, to an Alternate Review Officer who shall fulfill the duties of the Review Officer’s with respect to the Review Officer’s reports.

(3) Sanctions.

If the President and Counsel determine that the person violated the Code, the President will impose upon the person any sanctions that the President deems appropriate and will report the violation and any imposed sanctions to the Board of Trustees at the next regularly scheduled board meeting unless, in the sole discretion of the President, circumstances warrant an earlier report. Sanctions may include suspension of authority to act on behalf of a Fund as an officer or trustee, or removal from office.

VI. Annual Written Reports To The Boards

At least annually, the Review Officer, the investment adviser(s) (including any sub-advisers) and principal underwriter will provide written reports to the Board of Trustees as follows:

(1) Issues Arising Under the Code. The reports must describe any issue(s) that arose during the previous year under the codes or procedures thereto, including any material code or procedural violations, and any resulting sanction(s). The Review Officer, President, investment adviser(s) (including any sub-advisers) and principal underwriter(s) may report to the Board more frequently as they deem necessary or appropriate and shall do so as requested by the Board.

(2) Certification. Each report must be accompanied by a certification to the Board that the Fund, investment adviser(s) (including any sub-advisers) and principal underwriter(s) have adopted procedures reasonably necessary to prevent their access persons from violating their codes of ethics.

VII. Interrelationship With Other Codes Of Ethics

(1)General Principle: Overlapping Responsibilities. A person who is both an access person of a Fund and an access person of an investment adviser to or principal underwriter for the Fund is only required to report under and otherwise comply with the investment adviser’s or principal underwriter’s code of ethics, provided that such code has been adopted pursuant to and in compliance with Rule 17j-1. These access persons, however, remain subject to the principles and prohibitions in Section III and IV hereof.

(2)Procedures. Each such investment adviser and principal underwriter of the Fund must:

  Submit to the Board of Trustees of the Fund a copy of its code of ethics adopted pursuant to or in compliance with Rule 17j-1;
  Promptly furnish to the Fund, upon request, copies of any reports made under its code of ethics by any person who is also covered by the Fund’s Code; and
  Promptly report to the Fund in writing any material amendments to its code of ethics, along with the certification described under Section VI.(2) above.

VIII. Recordkeeping.

The Funds will maintain records as set forth below. These records will be maintained in accordance with Rule 31a-2 under the 1940 Act and the following requirements. They will be available for examination by representatives of the Securities and Exchange Commission and other regulatory agencies.

  A copy of this Code and any other code adopted by the Funds, which is, or at any time within the past five years has been, in effect will be preserved in an easily accessible place;
  A record of any Code violation and of any sanctions taken will be preserved in an easily accessible place for a period of at least five years following the end of the fiscal year in which the violation occurred;
  A copy of each Quarterly Transaction Report, Initial Holdings Report, and Annual Holdings Report submitted under this Code, including any information provided in lieu of any such reports made under the Code (see Parts A and B for more information about reporting), will be preserved for a period of at least five years from the end of the fiscal year in which it is made, for the first two years in an easily accessible place;
  A record of all persons, currently or within the past five years, who are or were required to submit reports under this Code, or who are or were responsible for reviewing these reports, will be maintained in an easily accessible place; and
  A copy of each annual report required by Section VI of this Code must be maintained for at least five years from the end of the fiscal year in which it is made, for the first two years in an easily accessible place.

IX. Miscellaneous.

  Confidentiality. All personal securities transactions reports and any other information filed with a Fund under this Code will be treated as confidential, provided that such reports and information may be produced to the Securities and Exchange Commission and other regulatory agencies.
  Interpretation of Provisions. The Boards of Trustees may from time to time adopt such interpretations of this Code as appropriate.
  Periodic Review and Reporting. Each President will report to its Board of Trustees at least annually as to the operation of this Code and will address in any such report the need (if any) for changes or modifications to the Code.

Adopted: March 23, 2000

Revised: February 6, 2001

PART A

Independent Trustees

I. QUARTERLY Transaction Reports.

(A) Subject to Section II.(B) below, each quarter, you must report all of your securities transactions effected, as well as any securities accounts you established, during the quarter. You must submit your report to the Review Officer no later than 10 days after the end of each calendar quarter. A Quarterly Personal Securities Transactions Report Form is included as Appendix B.

(B) If you had no reportable transactions and did not open any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

II. WHAT MUST BE INCLUDED IN YOUR QUARTERLY REPORTS?

(A) You must report all transactions in securities that: (i) you directly or indirectly beneficially own or (ii) because of the transaction, you acquire direct or indirect beneficial ownership. You must also report any account you established during the quarter in which any securities were held for your direct or indirect benefit.

(B) Notwithstanding Section I above, reports of individuals securities transactions are required only if you knew at the time of the transaction, or in the ordinary course of fulfilling your official duties as a Trustee should have known, that during the 15-day period immediately preceding or following the date of your transaction, the same security was purchased or sold, or was being considered for purchase or sale, by the Fund (or any series thereof).

The "should have known" standard does not:

  imply a duty of inquiry;
  presume you should have deduced or extrapolated from discussions or memoranda dealing with a Portfolio’s investment strategies; or
  impute knowledge from your awareness of a Portfolio’s holdings, market considerations, or investment policies, objectives and restrictions.

III. WHAT MAY BE EXCLUDED FROM YOUR QUARTERLY REPORTS?

You are not required to detail or list the following items on your quarterly report:

(A) Purchases or sales effected for any account over which you have no direct or indirect influence or control; and

(B) Purchases or sales of any of the following securities:

  Direct obligations of the U.S. government;
  Banker’s acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and
  Shares issued by registered, open-end investment companies.

You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial ownership in the security included in the report.

PART B

Interested Trustees, Fund Officers and Natural Control Persons

I. REQUIRED REPORTS

(A) Initial Holdings Report.

You must submit a listing of all securities you beneficially own, as well as all of your securities accounts, as of the date you first become subject to this Code’s reporting requirements. You must submit this list to the Review Officer within 10 days of the date you first become subject to this Code’s reporting requirements. An Initial Holdings Report Form is attached as Appendix C.

(B) Annual Holdings Reports.

Each year, you must submit to the Review Officer a listing of all securities you beneficially own, as well as all of your securities accounts. Your list must be current as of a date no more than 30 days before you submit the report. An Annual Holdings Report Form is attached as Appendix D.

(C) Quarterly Transaction Reports.

(1) Each quarter, you must report all of your securities transactions effected, as well as any securities accounts you established, during the quarter. You must submit your report to the Review Officer no later than 10 days after the end of each calendar quarter. A Quarterly Personal Securities Transactions Report Form is attached as Appendix B.

(2) If you had no reportable transactions and did not own any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

II. WHAT MUST BE INCLUDED IN YOUR REPORTS?

You must report all transactions in securities that: (i) you directly or indirectly beneficially own; or (ii) because of the transaction, you acquire direct or indirect beneficial ownership. You must also report all of your accounts in which any securities were held for your direct or indirect benefit.

III. WHAT MAY BE EXCLUDED FROM YOUR REPORTS?

You are not required to detail or list the following items on your reports:

(A) Purchases or sales effected for any account over which you have no direct or indirect influence or control; and

(B) Purchases or sales of any of the following securities:

  Direct obligations of the U.S. government;
  Banker’s acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and
  Shares issued by registered, open-end investment companies.

You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial ownership in the security included in the report.

IV. PRE-APPROVAL OF IPOs AND LIMITED OFFERINGS FOR NATURAL CONTROL PERSONS

Natural control persons must obtain approval from the Review Officer before directly or indirectly acquiring beneficial ownership of any securities in an IPO or limited offering. The Review Officer will create a written report detailing any approvals granted for such an acquisition, including the rationale supporting the decision. These records will be maintained for at least five years after the end of the fiscal year in which the approval is granted.

APPENDIX A

Definitions

General Note

The definitions and terms used in this Code of Ethics are intended to mean the same as they do under the 1940 Act and the other federal securities laws. If a definition hereunder conflicts with the definition in the 1940 Act or other federal securities laws, or if a term used in this

Code is not defined, you should follow the definitions and meanings in the

1940 Act or other federal securities laws, as applicable.

Beneficial ownership means the same as it does under Section 16 of the Securities Exchange Act of 1934 and Rule 16a-1(a)(2) thereunder. You should generally consider yourself the "beneficial owner" of any securities in which you have a direct or indirect pecuniary interest. In addition, you should consider yourself the beneficial owner of securities held by your spouse, your minor children, a relative who shares your home, or other persons by reason of any contract, arrangement, understanding or relationship that provides you with sole or shared voting or investment power.

Control means the same as that under in Section 2(a)(9) of the 1940 Act. Section 2(a)(9) provides that "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Ownership of 25% or more of a company’s outstanding voting security is presumed to give the holder thereof control over the company. This presumption may be countered by the facts and circumstances of a given situation.

High quality short-term debt instrument means any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization (e.g., Moody’s Investors Service).

Independent trustee means a trustee of a Fund who is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

IPO (i.e., initial public offering) means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

Interested trustee means a trustee of a Fund who is an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

Limited offering means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2), Section 4(6), Rule 504, Rule 505 or Rule 506 (e.g., private placements).

Purchase or sale of a security includes, among other things, the writing of an option to purchase or sell a security.

Security means the same as it does under Section 2(a)(36) of the 1940 Act, except that it does not include direct obligations of the U.S. government, bankers’ acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments, including repurchase agreements, or shares issued by registered, open-end investment companies.

A security held or to be acquired by a Fund (or any Portfolio) means: (A) any security which, within the most recent 15 days (i) is or has been held by the Fund (or any Portfolio), or (ii) is being or has been considered by the Fund’s adviser or sub-adviser for purchase by the Fund (or any Portfolio); and (B) any option to purchase or sell, and any security convertible into or exchangeable for, any security.

A security is being purchased or sold by the Fund (or any Portfolio) from the time a purchase or sale program has been communicated to the person who places buy and sell orders for the Fund (or Portfolio) until the program has been fully completed or terminated.

A security is being considered for purchase or sale for a Fund (or any Portfolio) when a security is identified as such by an investment adviser or subadviser to the Fund (or Portfolio).

APPENDIX B

QUARTERLY PERSONAL SECURITIES TRANSACTIONS REPORT
Name of Reporting Person:
Calendar Quarter Ended:
Date Report Due:
Date Report Submitted:

Securities Transactions
Date of Transaction	Name of Issuer and Title of Security	No. of Shares (if applicable)	Principal Amount, Maturity Date and Interest Rate (if applicable)	Type of Transaction	Price	Name of Broker, Dealer or Bank Effecting Transaction

If you had no securities transactions to report for the quarter, please check here. &127;

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities listed above, please describe below and indicate which securities are at issue.

____________________________________________________________________________________________________________________________________________________________________.

Securities Accounts

If you established a securities account during the quarter, please provide the following information:

Name of Broker, Dealer or Bank	Date Account was Established	Name(s) on and Type of Account

If you did not establish any securities accounts during the quarter, please check here. &127;

I certify that I have included in this report all securities transactions and accounts required to be reported pursuant to the Code of Ethics.

____________________ ________________
Signature                              Date

APPENDIX C
INITIAL HOLDINGS REPORT
Name of Reporting Person:

Date Person Became Subject to the Code’s Reporting Requirements:

Information in Report Dated As Of:
[Note: Date person became subject and as of date should be the same.]
Date Report Due:

Date Report Submitted:

Securities Transactions
Name of Issuer and Title of Security	No. of Shares (if applicable)	Principal Amount, Maturity Date and Interest Rate (if applicable)

If you have no securities holdings to report, please check here. &127;

If you do not want this report to be considered as an admission that you have beneficial ownership of one or more securities listed above, please describe below and indicate which securities are at issue.

____________________________________________________________________________________________________________________________________________________________

Securities Accounts
Name of Broker, Dealer or Bank	Name(s) on and Type of Account

If you have no securities accounts to report, please check here. &127;

I certify that I have included on this report all securities holdings and accounts required to be reported pursuant to the Code of Ethics.

_____________________ ______________
Signature                              Date

APPENDIX D
ANNUAL HOLDINGS REPORT
Name of Reporting Person:

Information in Report Dated As Of:
[Note: Information should be dated no more than 30 days before report is submitted.]
Date Report Due:

Date Report Submitted:

Calendar Year Ended: December 31, __

Securities Transactions
Name of Issuer and Title of Security	No. of Shares (if applicable)	Principal Amount, Maturity Date and Interest Rate (if applicable)

If you have no securities holdings to report, please check here. &127;

If you do not want this report to be considered as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue.

___________________________________________________________________________________________________________________________________________________________________.

Securities Accounts
Name of Broker, Dealer or Bank	Date Account was Established	Name(s) on and Type of Account

If you have no securities accounts to report, please check here. &127;

I certify that I have included on this report all securities holdings and accounts required to be reported pursuant to the Code of Ethics.

_____________________ ______________
Signature Date

APPENDIX E
COMPLIANCE CERTIFICATIONS

Initial Certification
I certify that I:
(i) have received, read and reviewed the Joint Code of Ethics of the Wells Fargo Funds;

(ii) understand the policies and procedures in the Code;

(iii) recognize that I am subject to such policies and procedures;

(iv) understand the penalties for non-compliance;

(v) will fully comply with the Code of Ethics and any related procedures; and

(vi) have fully and accurately completed this Certificate.

Signature:

Name:
(Please print)
Date Submitted:

Date Due:

Annual Certification
I certify that I:
(i) have received, read and reviewed the Joint Code of Ethics of the Wells Fargo Funds;

(ii) understand the policies and procedures in the Code;

(iii) recognize that I am subject to such policies and procedures;

(iv) understand the penalties for non-compliance;

(v) have fully complied with the Code of Ethics and any related procedures;

(vi) have fully disclosed any exceptions to my compliance with the Code;

(vii) will fully comply with the Code of Ethics; and

(viii) have fully and accurately completed this Certificate.

EXCEPTION(S):

Signature:

Name:
(Please print)
Date Submitted:

Date Due:

EX-99.B(p)(2)

WELLS FARGO FUNDS MANAGEMENT, LLC

CODE OF ETHICS

Adopted Under Rule 17j-1

Wells Fargo Funds Management, LLC (the "Advisor") is confident that its officers, directors and employees act with integrity and good faith. The Advisor recognizes, however, that personal interests may conflict with those of the investment companies it advises (each a "Fund" and, together, the "Funds") where its officers, directors or employees:

  Know about present or future Fund portfolio transactions, or
  Have the power to influence Fund portfolio transactions; and
  Engage in personal securities transactions.

In an effort to address these conflicts and in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"), the Advisor has adopted this Code of Ethics (the "Code") to prohibit transactions that create or may create conflicts of interest, and to establish reporting requirements and create enforcement procedures.

I. Who is covered by the Code of Ethics?

  All officers;
  All directors, both interested and independent;
  All advisory persons, which includes:

(1) Any employee of the Advisor who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of securities by a Fund, or whose functions relate to the making of any recommendations with respect to the purchases and or sales; and

(2) Any natural person in a control relationship with the Advisor who obtains information concerning recommendations made to a Fund about the purchase or sale of a security by a portfolio of a Fund (a "Portfolio").

Collectively, these persons are called "access persons." The Advisor currently does not have any natural control persons.

NOTE: Access Persons covered by this Code are also subject to and required to comply with the Wells Fargo Bank’s Code of Ethics and Business Conduct, including the limitations therein regarding directorships and the receipt of gifts.

II. About this Code of Ethics.

This Code sets forth in the attached sections specific prohibitions on securities transactions and reporting requirements that apply to the Advisor’s officers, directors and advisory persons. The prohibitions and requirements that apply to each person covered by this Code are included under Section III (General Principles) and Section IV (Required Course of Conduct). For your specific reporting requirements, please refer to Part A this Code. For specific prohibitions applicable only to Investment Personnel (as defined below), please refer to Part B of this Code. Definitions of underlined terms are included in Appendix A.

  Directors and Officers Part A
  Investment Personnel Part B

The remainder of this Code sets forth review and enforcement responsibilities (Section VI), recordkeeping requirements (Section IX) and other items (Sections VII, VIII and X).

III. Statement of General Principles.

In recognition of the trust and confidence placed in the Advisor by the Funds and their shareholders, and because the Advisor believes that its operations should benefit the Funds and their shareholders, the Advisor has adopted the following general principles to guide its access persons.

(1) The Funds’ and their shareholders’ interests are paramount. You must place their interests before your own.

(2) You must accomplish all personal securities transactions in a manner that avoids a conflict of your personal interests and those of the Funds or their shareholders.

(3) You must avoid actions or activities that allow (or appear to allow) you or your family to profit or benefit from your relationship with a Fund, or that bring into question your independence or judgment.

IV. Required Course of Conduct.

(1) Prohibition Against Fraud, Deceit and Manipulation.

        You cannot, in connection with the purchase or sale, directly or indirectly, of a security held or to be acquired by any Fund:

(A) employ any device, scheme or artifice to defraud any Fund;

(B) make to a Fund any untrue statement of a material fact or omit to state to a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

(C) engage in any act, practice or course of business which would operate as a fraud or deceit upon any Fund; or

(D) engage in any manipulative practice with respect to any Fund.

(2) Reporting Requirements.

Each quarter you must report transactions in securities that you beneficially own. These reports must be submitted no later than 10 days after the end of the quarter. You also are required to report your securities holdings initially, when you become an access person, and annually thereafter. See Part A for your specific reporting requirements.

Within 10 days of becoming an access person of the Advisor, and each year thereafter, each such person must complete the applicable Compliance Certification, attached as Appendix E.

V. Prohibitions Regarding Securities Transactions by Access Persons.

(1) Blackout Periods on Personal Securities Transactions.

(A) You cannot purchase or sell, directly or indirectly, any security in which you had (or by reason of the transaction acquire) any beneficial ownership and where you knew, at the time of such purchase or sale, that the security:

  is being considered for purchase or sale by a Fund; or

  is being purchased or sold by a Fund.

(B) You cannot purchase or sell, directly or indirectly, any security in which you had (or by reason of such transaction acquire) any beneficial ownership at any time within 7 calendar days before or after the time that the same (or a related) security is being purchased or sold by any Fund that you manage or for which you trade.

(C) You cannot purchase or sell, directly or indirectly, any security in which you had (or by reason of the transaction acquire) any beneficial ownership at any time within 7 calendar days before or after you have issued an investment recommendation regarding that (or a related) security.

(2) Exceptions to Blackout Periods

The restrictions set forth in Section V.(1) shall not apply to:

  purchases or sales of any securities that are not eligible for purchase or sale by any Fund;
  purchases or sales which are non-volitional on the part of the access person;
  purchases which are part of an automatic dividend investment plan;
  purchases which are effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from the issuer, and sales of such rights; or
  sales which are effected pursuant to a tender offer or similar transaction involving an offer to acquire all or a significant portion of a class of securities.

(3)    Additional Prohibitions Applicable to Investment Personnel

This Code sets forth additional prohibitions that Investment Personnel must comply with under this Code. To determine whether you are subject to such prohibitions and to review same, please refer to Part B of this Code.

VI. Review and Enforcement of the Code.

(1) Appointment of a Review Officer.

A review officer (the "Review Officer") will perform the duties described below. The Review Officer is Ms. Dorothy Peters.

(2) The Review Officer’s Duties and Responsibilities.

(A) The Review Officer shall notify each person who becomes an access person of the Advisor and who is required to report under this Code of their reporting requirements no later than 10 days before the first quarter in which such person is required to begin reporting.

(B) The Review Officer will, on a quarterly basis, compare all reported personal securities transactions with each Fund’s completed portfolio transactions and a list of securities that were being considered for purchase or sale by a Fund during the period to determine whether a Code violation may have occurred. Before determining that a person has violated the Code, the Review Officer must give the person an opportunity to supply explanatory material.

(C) No person may participate in a determination of whether he or she has committed a Code violation or of the imposition of any sanction against himself or herself. The Review Officer will submit his or her own reports, as may be required pursuant to Part A hereof, to an Alternate Review Officer who shall fulfill the duties of the Review Officer with respect to the Review Officer’s reports. If a securities transaction of the Review Officer is under consideration, another officer of the Advisor designated or approved by the directors of the Advisor will act as the Alternate Review Officer for purposes of this Section VI.

                    (3) Sanctions.

If the Review Officer finds that a person violated the Code, the Review Officer may: (i) impose upon the person a notice or notices of censure; (ii) notify appropriate personnel of the Advisor for further action; and/or (iii) recommend specific sanctions to appropriate personnel of the Advisor, such as suspension for one week or more without pay, reductions in leave, elimination of [discretionary] bonuses and similar payments, disgorgement of profits, fines, dismissal and referral to authorities.

VII. Annual Written Reports To The Boards of Trustees of the Funds.

At least annually, the Review Officer will provide written reports to the Board of Trustees of each Fund as follows:

  Issues Arising Under the Code. The reports must describe any issue(s) that arose during the previous year under the code or procedures related thereto, including any material code or procedural violations, and any resulting sanction(s). The Review Officer may report to each Fund’s Board more frequently as he or she deems necessary or appropriate, and shall do so as requested by each Board.
  Certification. Each report must be accompanied by a certification to the Board that the Advisor has adopted procedures reasonably necessary to prevent its access persons from violating its code of ethics.

VIII. Interrelationship With Other Codes Of Ethics.

  General Principle: Overlapping Responsibilities. A person who is both an access person of a Fund and an access person of the Advisor is only required to report under and otherwise comply with this Code.
  Procedures. The Advisor must:
  Submit to the Board of Trustees of each Fund a copy of this Code adopted pursuant to or in compliance with Rule 17j-1;
  Promptly furnish to a Fund, upon request, copies of any reports made under this Code by any person who is also covered by a Fund’s code of ethics; and
  Promptly report to a Fund in writing any material amendments to this Code, along with the certification described under Section VII.(2) above.

IX. Recordkeeping.

The Advisor will maintain records as set forth below. These records will be maintained in accordance with Rule 31a-2 under the 1940 Act and the following requirements. They will be available for examination by representatives of the Securities and Exchange Commission (the "SEC") and other regulatory agencies.

  A copy of this Code and any other code adopted by the Advisor, which is, or at any time within the past five years has been, in effect will be preserved in an easily accessible place;
  A record of any Code violation and of any sanctions taken will be preserved in an easily accessible place for a period of at least five years following the end of the fiscal year in which the violation occurred;
  A copy of each Quarterly Transaction Report, Initial Holdings Report, and Annual Holdings Report submitted under this Code, including any information provided in lieu of any such reports made under the Code (see Part A for more information about reporting), will be preserved for a period of at least five years from the end of the fiscal year in which it is made, for the first two years in an easily accessible place;
  A record of all persons, currently or within the past five years, who are or were required to submit reports under this Code, or who are or were responsible for reviewing these reports, will be maintained in an easily accessible place; and
  A copy of each annual report required by Section VII of this Code must be maintained for at least five years from the end of the fiscal year in which it is made, for the first two years in an easily accessible place.

X. Miscellaneous.

  Confidentiality. All personal securities transactions reports and any other information filed with the Advisor under this Code will be treated as confidential, provided that such reports and information may be produced to the SEC and other regulatory agencies.
  Interpretation of Provisions. The Board of Directors of the Advisor may from time to time adopt such interpretations of this Code as appropriate.
  Periodic Review and Reporting. The Review Officer will report to each Fund’s Board of Trustees at least annually as to the operation of this Code and will address in any such report the need (if any) for changes or modifications to the Code.

Adopted: February 6 , 2001

Revised:

PART A

Directors, Officers and Advisory Persons

(The term "Advisory Persons " is defined on page 1 of this Code)

V. REQUIRED REPORTS

(A) Initial Holdings Report.

You must submit a listing of all securities you beneficially own, as well as all of your securities accounts, as of the date you first become subject to this Code’s reporting requirements. You must submit this list to the Review Officer within 10 days of the date you first become subject to this Code’s reporting requirements. An Initial Holdings Report Form is attached as Appendix C.

(B) Annual Holdings Reports.

Each year, you must submit to the Review Officer a listing of all securities you beneficially own, as well as all of your securities accounts. Your list must be current as of a date no more than 30 days before you submit the report. An Annual Holdings Report Form is attached as Appendix D.

(C) Quarterly Transaction Reports.

(1) Each quarter, you must report all of your securities transactions effected, as well as any securities accounts you established, during the quarter. You must submit your report to the Review Officer no later than 10 days after the end of each calendar quarter. A Quarterly Personal Securities Transactions Report Form is attached as Appendix B.

(2) If you had no reportable transactions and did not own any securities accounts during the quarter, you are still required to submit a report. Please note on your report that you had no reportable items during the quarter, and return it, signed and dated.

VI. WHAT MUST BE INCLUDED IN YOUR REPORTS?

You must report all transactions in securities that: (i) you directly or indirectly beneficially own; or (ii) because of the transaction, you acquire direct or indirect beneficial ownership. You must also report all of your accounts in which any securities were held for your direct or indirect benefit.

VII. WHAT MAY BE EXCLUDED FROM YOUR REPORTS?

You are not required to detail or list the following items on your reports:

(A) Purchases or sales effected for any account over which you have no direct or indirect influence or control; and

(B) Purchases or sales of any of the following securities:

Direct obligations of the U.S. government;

Banker’s acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and

Shares issued by registered, open-end investment companies.

An access person need not make a quarterly transaction report to the Advisor if all the information in the report would duplicate information required to be recorded under Rules 204-2(a)(12) or 204-2(a)(13) of the Investment Advisers Act of 1940.

You may include a statement in your report that the report shall not be construed as your admission that you have any direct or indirect beneficial ownership in the security included in the report.

PART B

Investment Personnel

In addition to the requirements and restrictions contained in Sections III through V and Part A of this Code, Investment Personnel are also subject to the prohibited securities transactions discussed under Section II below.

I. DEFINITION OF INVESTMENT PERSONNEL

For purposes of this Code, Investment Personnel means:

Any employee of the Advisor (or of any company in a control relationship to the Advisor) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by a Fund, or

Any natural person who controls the Advisor and who obtains information concerning recommendations made to a Fund regarding the purchase or sale of securities by the Fund.

II. PROHIBITED SECURITIES TRANSACTIONS

(A) Initial Public Offerings.

You cannot acquire any securities in an initial public offering.

(B) Limited Offerings.

You cannot acquire any securities in a limited offering (e.g., private placement).

(C) Ban on Short-Term Trading Profits.

You cannot profit from buying and selling, or selling and buying, the same security (or its equivalent) within 60 calendar days. For purpose of counting the 60 days, multiple transactions in the same security will be counted in such a manner as to produce the shortest time period between transactions.

This prohibition includes short sales. Exercised options are excluded, but profitable purchases and sales of options occurring within 60 days are prohibited. Sales at original purchase price or at a loss are not prohibited. All other exceptions require advance written approval from the Review Officer.

III.    EXCEPTIONS TO PROHIBITED SECURITIES TRANSACTIONS

The prohibitions set forth in Section II of this Part B shall not apply to:

  Purchases or sales of any securities that are not eligible for purchase or sale by any Fund;
  Purchases or sales which are non-volitional on the part of Investment Personnel;
  Purchases which are part of an automatic dividend investment plan;
  Purchases which are effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from the issuer, and sales of such rights; or
  Sales which are effected pursuant to a tender offer or similar transaction involving an offer to acquire all or a significant portion of a class of securities.

APPENDIX A

Definitions

General Note

The definitions and terms used in this Code of Ethics are intended to mean the same as they do under the 1940 Act and the other federal securities laws. If a definition hereunder conflicts with the definition in the 1940 Act or other federal securities laws, or if a term used in this

Code is not defined, you should follow the definitions and meanings in the

1940 Act or other federal securities laws, as applicable.

Beneficial ownership means the same as it does under Section 16 of the Securities Exchange Act of 1934 and Rule 16a-1(a)(2) thereunder. You should generally consider yourself the "beneficial owner" of any securities in which you have a direct or indirect pecuniary interest. In addition, you should consider yourself the beneficial owner of securities held by your spouse, your minor children, a relative who shares your home, or other persons by reason of any contract, arrangement, understanding or relationship that provides you with sole or shared voting or investment power.

Control means the same as that under in Section 2(a)(9) of the 1940 Act. Section 2(a)(9) provides that "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Ownership of 25% or more of a company’s outstanding voting security is presumed to give the holder thereof control over the company. This presumption may be countered by the facts and circumstances of a given situation.

High quality short-term debt instrument means any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization (e.g., Moody’s Investors Service).

Independent director means a director of the Advisor who is not an "interested person" of the Advisor within the meaning of Section 2(a)(19) of the 1940 Act.

IPO (i.e., initial public offering) means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

Interested director means a director of the Advisor who is an "interested person" of the Advisor within the meaning of Section 2(a)(19) of the 1940 Act.

Limited offering means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2), Section 4(6), Rule 504, Rule 505 or Rule 506 (e.g., private placements).

Purchase or sale of a security includes, among other things, the writing of an option to purchase or sell a security.

Security means the same as it does under Section 2(a)(36) of the 1940 Act, except that it does not include direct obligations of the U.S. government, bankers’ acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments, including repurchase agreements, or shares issued by registered, open-end investment companies.

A security held or to be acquired by a Fund (or any Portfolio) means: (A) any security which, within the most recent 15 days (i) is or has been held by the Fund (or any Portfolio), or (ii) is being or has been considered by the Fund’s advisor or sub-advisor for purchase by the Fund (or any Portfolio); and (B) any option to purchase or sell, and any security convertible into or exchangeable for, any security.

A security is being purchased or sold by a Fund (or any Portfolio) from the time a purchase or sale program has been communicated to the person who places buy and sell orders for the Fund (or Portfolio) until the program has been fully completed or terminated.

A security is being considered for purchase or sale by a Fund (or any Portfolio) when a security is identified as such by an investment advisor or subadvisor to the Fund (or Portfolio).

APPENDIX B

QUARTERLY PERSONAL SECURITIES TRANSACTIONS REPORT
Name of Reporting Person:
Calendar Quarter Ended:
Date Report Due:
Date Report Submitted:

Securities Transactions
Date of Transaction	Name of Issuer and Title of Security	No. of Shares (if applicable)	Principal Amount, Maturity Date and Interest Rate (if applicable)	Type of Transaction	Price	Name of Broker, Dealer or Bank Effecting Transaction

If you had no securities transactions to report for the quarter, please check here.

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities listed above, please describe below and indicate which securities are at issue.

____________________________________________________________________________________________________________________________________________________________________.

Securities Accounts

If you established a securities account during the quarter, please provide the following information:

Name of Broker, Dealer or Bank	Date Account was Established	Name(s) on and Type of Account

If you did not establish any securities accounts during the quarter, please check here.

I certify that I have included in this report all securities transactions and accounts required to be reported pursuant to the Code of Ethics.

____________________ ________________
Signature Date

APPENDIX C
INITIAL HOLDINGS REPORT
Name of Reporting Person:

Date Person Became Subject to the Code’s Reporting Requirements:

Information in Report Dated As Of:
[Note: Date person became subject and as of date should be the same.]
Date Report Due:

Date Report Submitted:

Securities Transactions
Name of Issuer and Title of Security	No. of Shares (if applicable)	Principal Amount, Maturity Date and Interest Rate (if applicable)

If you have no securities holdings to report, please check here.

If you do not want this report to be considered as an admission that you have beneficial ownership of one or more securities listed above, please describe below and indicate which securities are at issue.

____________________________________________________________________________________________________________________________________________________________

Securities Accounts
Name of Broker, Dealer or Bank	Name(s) on and Type of Account

If you have no securities accounts to report, please check here.

I certify that I have included on this report all securities holdings and accounts required to be reported pursuant to the Code of Ethics.

_____________________ ______________
Signature Date

APPENDIX D
ANNUAL HOLDINGS REPORT
Name of Reporting Person:

Information in Report Dated As Of:
[Note: Information should be dated no more than 30 days before report is submitted.]
Date Report Due:

Date Report Submitted:

Calendar Year Ended: December 31, __

Securities Transactions
Name of Issuer and Title of Security	No. of Shares (if applicable)	Principal Amount, Maturity Date and Interest Rate (if applicable)

If you have no securities holdings to report, please check here.

If you do not want this report to be considered as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue.

___________________________________________________________________________________________________________________________________________________________________.

Securities Accounts
Name of Broker, Dealer or Bank	Date Account was Established	Name(s) on and Type of Account

If you have no securities accounts to report, please check here.

I certify that I have included on this report all securities holdings and accounts required to be reported pursuant to the Code of Ethics.

_____________________ ______________
Signature Date

APPENDIX E
COMPLIANCE CERTIFICATIONS

Initial Certification
I certify that I:
(i) have received, read and reviewed the Advisor’s Code of Ethics;

(ii) understand the policies and procedures in the Code;

(iii) recognize that I am subject to such policies and procedures;

(iv) understand the penalties for non-compliance;

(v) will fully comply with the Code of Ethics and any related procedures; and

(vi) have fully and accurately completed this Certificate.

Signature:

Name:
(Please print)
Date Submitted:

Date Due:

Annual Certification
I certify that I:
(i) have received, read and reviewed the Advisor’s Code of Ethics;

(ii) understand the policies and procedures in the Code;

(iii) recognize that I am subject to such policies and procedures;

(iv) understand the penalties for non-compliance;

(v) have fully complied with the Code of Ethics and any related procedures;

(vi) have fully disclosed any exceptions to my compliance with the Code;

(vii) will fully comply with the Code of Ethics; and

(viii) have fully and accurately completed this Certificate.

EXCEPTION(S):

Signature:

Name:
(Please print)
Date Submitted:

Date Due:

EX-99.B(p)(3)

Barclays Global Investors, N.A.

And its Subsidiaries:

Barclays Global Funds Advisors

Barclays Global Investors Services

CODE OF ETHICS

Introduction

Barclays Global Investors, N.A. and its subsidiaries Barclays Global Funds Advisors (BGFA) and Barclays Global Investors Services (BGIS), collectively referred to as "BGI", have adopted the following Code of Ethics regarding personal securities transaction policies and procedures intended to prevent their US officers, directors and employees from engaging in any fraudulent or manipulative acts with respect to accounts managed or advised by BGI as set forth in SEC 17 CFR 270 Rule 17j-1, SEC 17 CFR 275 Rule 204-2 and OCC Regulation 12 CFR 12.7. Policies and Procedures on Insider Trading and Chinese Walls are included in Appendix A.

Definitions

"Securities" are defined as any SEC registered or privately placed equity and fixed income security, future or option contract, or other related commodity derivative investment. This includes closed-end mutual funds, unit investment trusts, physical-form securities, and exchange traded funds. "Securities" do not include US Treasuries and other direct obligations of the US Government, banker’s acceptance, commercial paper, and shares of registered open- end investment companies.

"Employee" include any US directors, officers and employees of BGI and his/her spouse, domestic partner, minor children, a relative who shares the employee’s home or other persons by reason of any contract, arrangement, understanding or relationship that provides to the employee with sole or shared voting or investment powers.

"Personal Account" includes any securities account or portfolio in which securities are held for the employee in which the employee has a direct or indirect pecuniary (monetary) interest. The term includes IRA and 401(k) accounts in which securities can be purchased or sold.

Prohibited Trading Activities

Insider Trading
  All employees are prohibited from engaging in insider trading or tipping.

Insider trading occurs when a personal securities transaction occurs on the basis of or while in possession of material, nonpublic information. Information is considered material if it could reasonably affect the employee’s decision to invest (or not to invest) in a security. Nonpublic information is that which is generally not available to the ordinary investors in the marketplace. Refer to Appendix A for further details on insider trading.

Parallel Trading, Front Running and Shadowing Restrictions

  All employees are prohibited from conducting personal securities transactions that are considered parallel trading, front running and shadowing.

Shadowing and parallel trading occur when an employee observes a BGI trade or trading pattern and places the same (or similar) trade in his/her account or passes the information to others inside or outside of the company. Front running occurs when an employee uses (or passes to others who use the information) advance knowledge of a BGI trade to enter into a personal transaction in the same security ahead of BGI’s order and to capitalize on the impact of the BGI order.

Restricted Trading Activities

Trading in Barclays PLC Securities and Securities Underwritten by Barclays’ Affiliates

  All Members of the Board of Directors of BGI, members of the Management Committee, employees reporting directly to BGI’s Chief Financial Officer and all employees within the U.S. and Global Finance and Treasury Groups are prohibited from trading in the securities of Barclays PLC during the period from the end of the accounting year or half year until the relevant results are announced, i.e., from January 1 to the preliminary results announcement in February and from July 1 to the interim results announcement in August. During other times, these individuals must pre-clear trades in Barclays PLC securities in accordance with the Barclays PLC policy.

Requirements for All Employees

Reporting of Personal Accounts and Securities Transactions

  All employees must disclose all personal accounts to US Compliance and must authorize US Compliance to receive duplicate trade confirmations and account statements.
  Upon employment, new employees must sign a document stating that they understand and agree to abide by BGI’s personal trading requirements, restrictions and prohibitions.

Annual Certification

  All employees must provide an annual certification of their personal accounts and securities holdings.
  All employees must certify at least annually their understanding and compliance with the Code of Ethics.

60 Day Holding Period

  Employees are required to hold securities including options and futures for a minimum of 60 days, and to avoid short-term trading practices. US Compliance may pre-approve exceptions to the 60 day holding period.

Pre-Clearance Prior to Transactions in IPOs, Private Placements, Options, and Futures

  All employees must obtain pre-clearance for transactions in IPOs, private placements, options and futures. For options and futures, the employee must execute the transaction by the end the next days closing of the relevant market or request another pre-clearance.

Blackout Periods

  Employees are restricted from trading securities in selected indexes during a designated "blackout" period when the specific index is undergoing a major scheduled reconstitution. US Compliance will notify employees of the "blackout" periods which will include a period of time before and after a major scheduled index reconstitution.

Additional Requirements for Access Persons

Access Persons include all employees whose Group 1) participates in making securities purchase and sell recommendations or 2) may have access to timely and material information concerning BGI’s securities transactions. Access Persons also include the Boards of Directors and officers of BGFA and BGIS.

US Compliance will identify BGI’s Access Persons who are required to submit reports under this Code of Ethics and inform them of their reporting and securities preclearance obligations.

Reporting of Securities Transactions and Holdings

  All Access Persons must provide a listing of securities holdings to US Compliance within 10 calendar days from when a personal account is opened and provide US Compliance with transaction information until such time as US Compliance receives duplicate confirmations and statements.

  All newly hired Access Persons must provide a complete listing of securities holdings on their initial day of employment.

Access Persons Requiring Pre-clearance by Management and US Compliance
  All Access Persons, whose Group directly participates in making securities purchase or sell recommendations or has timely and material knowledge of BGI’s securities transactions, must pre-clear their personal securities transactions with their Group manager in addition to pre-clearance by US Compliance. The manager will verify that there is no timely or material knowledge of trades pending for specific securities within the Access Person’s Group. These Groups include Portfolio Management, Trading, Transition Services, Client Order Management, and other Groups identified by US Compliance from time to time.

Pre-clearance authorization is valid until the next day’s closing of the relevant market.

Access Persons Requiring Pre Notification of Transactions to US Compliance Only

  The following Groups have access to information relating to BGI’s securities transactions. Employees within these Groups must pre notify US Compliance of their securities transactions. These Groups include Internal Audit, US Compliance, US Risk Management, Legal, Trading Operations, Advance Strategy Research, Index Research Group, the US Executive Committee, US members of the Management Committee, BGFA and BGIS Board of Directors and officers. In addition, all BGI staff who have access to the following systems must also pre notify the US Compliance Group of their securities transactions: Landmark, Bulk Console, Beacon, Bidbook, Fifus, TOCV2, TSC, IntelProd, Quantex and any other systems identified by US Compliance from time to time.

Access Persons are not required to pre-clear nor pre-notify of transactions in accounts managed by a registered investment advisor for which full discretion has been granted. Documentation of such an arrangement must be provided and an exemption must be obtained from US Compliance who will confirm the discretionary arrangement.

Pre-clearance and pre notification is not required for transactions in automatic dividend reinvestment plans, periodic stock purchase plans or in selling or exercising rights obtained as a shareholder in an issue.

Monitoring of Personal Securities Transactions

Post Trade Review

  US Compliance will review personal securities transactions to identify violations of the Code of Ethics. Violations to this policy will be reviewed by management and disciplinary action may be taken up to and including dismissal.

Adoption and Approval of BGI Code of Ethics

  US Compliance will present the BGI Code of Ethics for approval by the Board of Directors or Trustees of all funds for which BGFA or BGIS is the investment advisor. This will be done at the initiation of investment advisory services provided by BGFA or BGIS to the fund and no later than six months after a material change has been adopted. In connection with each approval, BGFA and BGIS will certify to the board that they have adopted procedures reasonably necessary to prevent the Access Persons from materially violating the BGI Code of Ethics.
  BGFA and BGIS will provide to the fund’s board a written report describing issues, material violations and sanctions, and will certify to the board that procedures have been adopted which are intended to prevent Access Persons from violating the BGI Code of Ethics. This report and certification will be submitted Code of Ethics at least annually.

RecordKeeping Requirements

BGI will follow the recordkeeping practices outlined below:

  A copy of the Code of Ethics that is in effect, or at any time within the past five years was in effect, will be maintained in an easily accessible place.

  A record of any violation of the Code of Ethics, and of any action taken as a result of the violation, will be maintained in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs.

  A copy of each personal account statement, trade confirmation and any information provided in lieu of a report will be retained for five years, two years in an easily accessible location.

  A record of all persons, currently or within the past five years, who are or were required to make reports, and who are or were responsible for reviewing these reports will be retained in an easily accessible location.

  A copy of each report submitted to a fund board pursuant to the Code of Ethics will be maintained for at least five years after the end of the fiscal year in which it is made, two years in an easily accessible location.

  A record of any decision to approve and the reasons supporting the decision to approve the acquisition by employees of IPOs and private placements will be maintained for at least five years after the end of the fiscal year in which the approval is granted.

APPENDIX A

INSIDER TRADING AND CHINESE WALL POLICY

A. Introduction

The continued success of Barclays depends on its relationships with its customers and on its well-deserved reputation as an institution grounded in a tradition of integrity and ethical conduct in all of its dealings. To maintain this high standard and, thus, Barclays’ reputation in today’s regulatory and business climate, requires strict observance of ethical behavior as well as of legal obligations created by the Federal securities laws and specific contractual undertakings of Barclays such as confidentiality agreements. This Policy emphasizes generally the importance of adhering to professional and ethical conduct and provides specific policies and, in certain instances, procedures, with respect to Personal Securities Transactions and Chinese Walls. These guidelines will help employees meet Barclays’ contractual, ethical and statutory obligations.

BGI employees who violate these policies and procedures will be subject to such disciplinary action as management deems appropriate, including a letter of censure or suspension, or removal from office, or summary termination of employment.

B. Insider Trading

All employees must strictly comply with Federal, provincial or state securities laws in transactions on behalf of Barclays and in their own personal transactions. Such securities laws prohibit trading on material non-public information ("Insider Trading") or communicating such information to others who may trade on it ("Tipping").

What constitutes material non-public information ("Inside Information") must be determined on the basis of all pertinent circumstances. First, the information must be material. Material information is generally defined as (i) information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or (ii) information that is reasonably certain to have a substantial effect on the price of a company’s securities. Second, the information must be non-public. Information that has been communicated to the market place is generally public and, therefore, not Inside Information. For example, information found in a filing or a report made with the Securities and Exchange Commission or appearing in newspapers, industry journals, financial newsletters or other publications would be considered public, although information obtained by word-of-mouth or through rumors would not necessarily be public. Information that is known only inside a company or to a limited number of outsiders such as accountants, bankers, financial advisors or attorneys, is not public.

The following information will generally be Inside Information if not publicly known: (a) information concerning a company, including information concerning its business, financial matters and management, such as changes in earnings or dividends, significant technical achievements, important discoveries of natural resources, the obtaining or losing of major contracts, or changes in management; and (b) information concerning a company’s securities, including the market for a security or its terms, such as a prospective tender offer, merger or acquisition, prospective block trade, prospective private placement or public offering, impending stock dividend or stock split or proposed recapitalization. A BGI employee who had any of the types of Inside Information described above would be guilty of Tipping if he or she (a) either communicated the Information to another person or (b) simply told another person, without explanation, to buy or sell the securities of that company, and the other person did indeed purchase such securities as a result of such Tipping. Similarly, a staff member, possessing Inside Information, would be guilty of Insider Trading if he or she bought or sold securities for his or her personal account, or for BGI’s account, based on that Inside Information.

C. Confidentiality And Chinese Wall Policy

Beyond simply complying with the letter of the law, employees are expected to understand and observe the highest professional and ethical standards in conducting BGI’s business. All BGI employees have a duty to respect the confidential nature of information received from customers and to use that information only for the purpose for which it is provided, whether or not that information is Inside Information and regardless of the basis on which confidentiality is required - whether it be statutory requirements, ethical considerations or contractual obligations. Maintaining strict standards with respect to the confidentiality of information will accomplish several goals. It will enable BGI to (a) preserve its reputation for corporate integrity, (b) maintain compliance with the Federal securities laws, and (c) reduce the occurrence of conflicts of interest both within divisions (and even within teams) as well as between separate operating entities of Barclays. Indeed, maintaining strict standards of confidentiality will enable BGI to serve the needs of its customers more effectively.

In certain areas Chinese Walls will be, or have been, established to ensure that employees have adopted procedures to safeguard the confidentiality of information. The term "Chinese Wall" is a familiar one to most people. However, what it means or how it actually operates in the workplace is often misunderstood.

A Chinese Wall is a barrier that controls or restricts the flow of confidential information. It is essentially a system or set of procedures designed to segregate information and prevent the communication of that information between certain people or operating areas. The procedures that comprise each Chinese Wall may vary depending on the location of the particular wall or the times when it is operative. A Chinese Wall may need to be in place only at certain times or on a constant basis. A Chinese Wall may need to be located between various operating areas, between divisions, between teams within a division and even, temporarily, between staff who are on the same team but assigned to different accounts. The existence and proper maintenance of Chinese Walls will allow Barclays to serve simultaneously the needs of customers who have competing interests. For the most part, the maintenance of Chinese Walls will reduce the occurrence of conflicts of interest within Barclays as well as reduce the possibility of abuse of Inside Information.

Regardless of the existence of specific Chinese Walls, the following procedures should be observed by all employees at all times:

  Never communicate confidential information to anyone outside Barclays except for communications with auditors, approved counsel or other experts who have been specifically engaged for certain matters. Communicate confidential information inside Barclays only on a need-to-know basis.

  Do not communicate confidential information through a Chinese Wall unless permission is obtained from the appropriate designated manager or the Manager of Compliance.

  Never discuss confidential information in a public place such as an elevator, a restaurant or a hallway.

  Always log off your computer before leaving the area for any length of time and at the end of the day.

  Use systems and information solely for authorized activities.

  Notify a supervisor of any unauthorized use or misuse of the system or information or any activity that appears questionable.

  Maintain the secrecy of passwords and other system access identification.

  Prevent others from using a terminal to which another employee has logged on until that employee has logged off.

  Keep documents and papers containing confidential information in locked file cabinets or other secured facilities. Do not leave papers and documents containing confidential information exposed on desks or credenzas.